                      Prospectus dated February 20, 2002

--------------------------------------------------------------------------------
                        VARIABLE ESTATE PROTECTION EDGE
--------------------------------------------------------------------------------

        a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:


VARIABLE INVESTMENT OPTION                       Managed By
--------------------------                       ----------
Equity Index ...............................     SSgA Funds Management, Inc.
Growth & Income ............................     Independence Investment LLC and Putnam Investment Management, LLC
Large Cap Value ............................     T. Rowe Price Associates, Inc.
Large Cap Value CORE/SM/ ...................     Goldman Sachs Asset Management
Large Cap Growth ...........................     Independence Investment LLC
Large Cap Aggressive Growth ................     Alliance Capital Management L.P.
Large/Mid Cap Value ........................     Wellington Management Company, LLP
Fundamental Growth .........................     Putnam Investment Management, LLC
Mid Cap Growth .............................     Janus Capital Corporation
Small/Mid Cap CORE/SM/ .....................     Goldman Sachs Asset Management
Small/Mid Cap Growth .......................     Wellington Management Company, LLP
Small Cap Equity ...........................     Capital Guardian Trust Company
Small Cap Value ............................     T. Rowe Price Associates, Inc.
Small Cap Growth ...........................     John Hancock Advisers, Inc.
V.A. Relative Value ........................     John Hancock Advisers, Inc.
AIM V.I. Value .............................     A I M Advisors, Inc.
AIM V.I. Growth ............................     A I M Advisors, Inc.
Fidelity VIP Growth ........................     Fidelity Management and Research Company
Fidelity VIP Contrafund(R) .................     Fidelity Management and Research Company
MFS Investors Growth Stock .................     MFS Investment Management(R)
MFS Research ...............................     MFS Investment Management(R)
MFS New Discovery ..........................     MFS Investment Management(R)
International Equity Index .................     Independence Investment LLC
International Opportunities ................     T. Rowe Price International, Inc.
International Equity .......................     Goldman Sachs Asset Management
Emerging Markets Equity ....................     Morgan Stanley Investment Management Inc.
Janus Aspen Worldwide Growth ...............     Janus Capital Corporation
Real Estate Equity .........................     Independence Investment LLC and Morgan Stanley Investment Management Inc
Health Sciences ............................     Putnam Investment Management, LLC
V.A. Financial Industries ..................     John Hancock Advisers, Inc.
Janus Aspen Global Technology ..............     Janus Capital Corporation
Managed ....................................     Independence Investment LLC and Capital Guardian Trust Company
Global Balanced ............................     Capital Guardian Trust Company
Short-Term Bond ............................     Independence Investment LLC
Bond Index .................................     Mellon Bond Associates, LLP
Active Bond ................................     John Hancock Advisers, Inc.
V.A. Strategic Income ......................     John Hancock Advisers, Inc.
High Yield Bond ............................     Wellington Management Company, LLP
Global Bond ................................     Capital Guardian Trust Company
Money Market ...............................     Wellington Management Company, LLP

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *

                      JOHN HANCOCK LIFE SERVICING OFFICE
                      ----------------------------------

                    EXPRESS DELIVERY            U.S. MAIL
                    ----------------            ---------
                  529 Main Street (X-4)        P.O. Box 111
                  Charlestown, MA 02129      Boston, MA 02117

                             PHONE: 1-800-732-5543

                              FAX: 1-617-886-3048

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.


  This prospectus is arranged in the following way:

    . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

    . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

    . Behind the illustrations is a section called "Additional Information." This section gives more details about the policy. It generally does not
                                                                           ---
       repeat information contained in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

    . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 47.

    . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 188.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                               BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                                      Beginning on page
--------                                                                      -----------------
.. What is the policy? ...........................................................       5
.. Who owns the policy? ..........................................................       5
.. How can you invest money in the policy? .......................................       5
.. Is there a minimum amount you must invest? ....................................       6
.. How will the value of your investment in the policy change over time? .........       8
.. What charges will we deduct from your investment in the policy? ...............       9
.. What charges will the Series Funds deduct from your investment in the
   policy? ......................................................................      11
.. What other charges can we impose in the future? ...............................      14
.. How can you change your policy's investment allocations? ......................      14
.. How can you access your investment in the policy? .............................      15
.. How much will we pay when the last insured person dies? .......................      16
.. Can you add optional benefit riders? ..........................................      18
.. How can you change your policy's insurance coverage? ..........................      19
.. Can you cancel your policy after it's issued? .................................      20
.. Can you choose the form in which we pay out policy proceeds? ..................      20
.. To what extent can we vary the terms and conditions of the
   policies in particular cases? ................................................      21
.. How will your policy be treated for income tax purposes? ......................      21
.. How do you communicate with us? ...............................................      22

WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

    .  Determine when and how much you invest in the various investment options

    .  Borrow or withdraw amounts you have in the investment options

    .  Change the beneficiary who will receive the death benefit

    .  Change the amount of insurance

    . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

    . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 41. Also, we may refuse to accept any amount of an additional premium if:

    .  that amount of premium would increase our insurance risk exposure, and

    . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

    .  by wire or by exchange from another insurance company,

    . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

    .  if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 35 under "Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your state):

    . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

    . Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the policy anniversary nearest the younger insured person's 100th birthday (regardless of whether such younger insured person remains alive until that policy anniversary). The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

  The Age 100 GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

  For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "How much will we pay when the last insured person dies?" on page 16), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Age 100 GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

  If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

  If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the next section, "Lapse and reinstatement".

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect. If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any optional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any optional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?


  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 36.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

    .  the amount you invested,

    . plus or minus the investment experience of the investment options you've chosen,

    .  minus all charges we deduct, and

    .  minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 38.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

..  Tax charge - A charge to cover state premium taxes we currently expect to
   ----------
   pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

..  Premium sales charge - A charge to help defray our sales costs. The charge is
   --------------------
   5% of the premium you pay in all policy years. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

Deductions from account value

..  Issue charge - A monthly charge made for the first four policy years to help
   ------------
   defray our sales and administrative costs. Part of the charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The percentage will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 1.833%. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The other part of the charge is an amount per thousand of Basic Sum

   Insured at issue. This amount will vary depending upon the proportion of Additional Sum Insured at issue and will never be greater than 5c. In general, the greater the proportion of Additional Sum Insured at issue, the lower the amount per thousand.

..  Maintenance charge - A monthly charge to help defray our administrative
   ------------------
   costs. This is a flat dollar charge of up to $12 (currently $9) during all policy years.

..  Insurance charge - A monthly charge for the cost of insurance. To determine
   ----------------
   the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the last insured person dies?" on page 16).

..  Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

..  Asset-based risk charge - A monthly charge for mortality and expense risks we
   -----------------------
   assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .0501%. We guarantee that this percentage will never exceed .0501%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .0501% for policy years 1 through 10, .0167% for policy years 11 through 20, and .0083% for policy years 21 and thereafter. We guarantee that these percentages will never exceed .0501 % for all policy years. This charge does not apply to the fixed investment option.

..  Optional benefits charge - Monthly charges for certain optional insurance
   ------------------------
   benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add optional benefit riders?" on page 18.

..  Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy
   -----------------------------------------
   lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:


POLICY YEAR(S)       PERCENTAGE OF PREMIUMS RECEIVED
--------------       -------------------------------
  1                               100%
  2                                93%
  3                                86%
  4                                79%
  5                                71%
  6                                64%
  7                                57%
  8                                50%
  9                                43%
 10                                36%
 11                                29%
 12                                21%
 13                                14%
 14                                 7%
 15 and later                       0%

   The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals" on page 15)

..  Partial withdrawal charge - A $20 charge for each partial withdrawal of
   -------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                                                                           -------------
                                                                                            Total Fund             Total Fund
                                  Investment       Distribution and  Other Operating         Operating              Operating
                                  Management            Service       Expenses With        Expenses With         Expenses Absent
Fund Name                            Fee             (12b-1) Fees     Reimbursement        Reimbursement          Reimbursement
---------                         -----------      ----------------   -------------        -------------          -------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
Equity Index ...................    0.13%                 N/A             0.06%                0.19%                  0.19%
Growth & Income ................    0.68%                 N/A             0.08%                0.76%                  0.76%
                                                                                           -------------


                                                                                               -------------      Total Fund
                                                           Distribution          Other           Total Fund       Operating
                                             Investment        and             Operating         Operating         Expenses
                                             Management      Service         Expenses With     Expenses With        Absent
Fund Name                                       Fee        (12b-1) Fees      Reimbursement     Reimbursement     Reimbursement
---------                                    ----------    ------------      -------------     -------------     -------------
Large Cap Value                                 0.75%          N/A                0.05%             0.80%            0.80%
Large Cap Value CORE/SM/                        0.75%          N/A                0.10%             0.85%            1.09%
Large Cap Growth                                0.36%          N/A                0.10%             0.46%            0.46%
Large Cap Aggressive Growth                     0.90%          N/A                0.10%             1.00%            1.05%
Large/Mid Cap Value                             0.95%          N/A                0.10%             1.05%            1.36%
Fundamental Growth*                             0.90%          N/A                0.10%             1.00%            1.04%
Mid Cap Growth                                  0.92%          N/A                0.04%             0.96%            0.96%
Small/Mid Cap CORE/SM/                          0.80%          N/A                0.10%             0.90%            1.23%
Small/Mid Cap Growth                            0.97%          N/A                0.10%             1.07%            1.07%
Small Cap Equity*                               0.90%          N/A                0.10%             1.00%            1.03%
Small Cap Value*                                0.95%          N/A                0.10%             1.05%            1.29%
Small Cap Growth                                1.05%          N/A                0.07%             1.12%            1.12%
International Equity Index                      0.18%          N/A                0.10%             0.28%            0.37%
International Opportunities                     1.13%          N/A                0.10%             1.23%            1.39%
International Equity                            1.20%          N/A                0.10%             1.30%            1.96%
Emerging Markets Equity                         1.50%          N/A                0.10%             1.60%            2.77%
Real Estate Equity                              1.01%          N/A                0.09%             1.10%            1.10%
Health Sciences                                 1.00%          N/A                0.10%             1.10%            1.10%
Managed                                         0.66%          N/A                0.09%             0.75%            0.75%
Global Balanced                                 1.05%          N/A                0.10%             1.15%            1.44%
Short-Term Bond                                 0.60%          N/A                0.06%             0.66%            0.66%
Bond Index                                      0.15%          N/A                0.10%             0.25%            0.27%
Active Bond                                     0.62%          N/A                0.10%             0.72%            0.74%
High Yield Bond                                 0.80%          N/A                0.10%             0.90%            1.02%
Global Bond                                     0.85%          N/A                0.10%             0.95%            1.05%
Money Market                                    0.25%          N/A                0.04%             0.29%            0.29%

JOHN HANCOCK DECLARATION TRUST
 (NOTE 2):
V.A. Relative Value                             0.60%          N/A                0.19%             0.79%            0.79%
V.A. Financial Industries                       0.80%          N/A                0.10%             0.90%            0.90%
V.A. Strategic Income                           0.60%          N/A                0.16%             0.76%            0.76%

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Value                                  0.61%          N/A                0.23%             0.84%            0.84%
AIM V.I. Growth                                 0.61%          N/A                0.22%             0.83%            0.83%

VARIABLE INSURANCE PRODUCTS FUND
 - SERVICE CLASS (Note 3):
Fidelity VIP Growth                             0.57%         0.10%               0.09%             0.76%            0.76%

VARIABLE INSURANCE PRODUCTS FUND
 II - SERVICE CLASS (Note 3):
Fidelity VIP Contrafund(R)                      0.57%         0.10%               0.09%             0.76%            0.76%

MFS VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock*                     0.75%         0.00%               0.16%             0.91%            0.92%
MFS Research                                    0.75%         0.00%               0.10%             0.85%            0.85%
MFS New Discovery                               0.90%         0.00%               0.16%             1.06%            1.09%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 5):
Janus Aspen Worldwide Growth                    0.65%         0.25%               0.05%             0.95%            0.95%
Janus Aspen Global Technology                   0.65%         0.25%               0.04%             0.94%            0.94%
                                                                                               -------------

NOTES TO FUND EXPENSE TABLE

  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Health Sciences Fund are estimates because the fund was not in operation in 2000. Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules (which became effective as to these funds on November 1, 2000) were in effect for all of 2000. Percentages shown for the Small Cap Value and Large Cap Value funds are calculated as if the current management fee schedules (which became effective as to these funds on May 1, 2001) were in effect for all of 2000. Percentages shown for the Mid Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, International Equity, Emerging Markets Equity, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules (which became effective as to these funds on October 1, 2001) were in effect for all of 2000. "CORE/SM/" is a service mark of Goldman, Sachs & Co.

    * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. See the accompanying prospectus of the fund for details.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, total Fund Operating Expenses with Reimbursement would equal 0.90% for MFS Investors Growth Stock, 0.84% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS Investors Growth Stock and New Discovery funds, such that the funds' "Other Expenses" (after taking into account the expense offset arrangement describe above) do not exceed 0.15% for Investors Growth Stock and 0.15% for New Discovery of the average daily net assets during the current fiscal year.

    * MFS Investors Growth Stock was formerly "MFS Growth."

  (5) Percentages shown for Janus Aspen funds are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Worldwide Growth fund.
      Expenses are shown without the effect of any expense offset arrangement.

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into or out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

..  You can only make such a transfer once in each policy year.

.. The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

We reserve the right to impose limits on:

..  the minimum amount of each transfer out of the fixed investment option; and

.. the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000, or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the last insured person dies?" on page 16). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is the greater of (i) 75% of the surrender value of your policy or (ii) the amount determined as follows:

    .  We first determine the surrender value of your policy.

    . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

    . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

    . We then subtract the third item above from the result of the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

    . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

    . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL WE PAY WHEN THE LAST INSURED PERSON DIES?

   In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

  When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

    . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

    . Option B - The death benefit will equal the greater of (1) the Total Sum Insured amount plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each monthly processing date and on the date of death of the last surviving insured person as follows:

    . First, we multiply your account value by a factor specified in the policy.

    .  We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. A "monthly processing date" is the first business day of a policy month.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons (the "age 100 adjustment date"), the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

    . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

    . The death benefit will become equal to the Basic Sum Insured plus a percentage of the account value on the date of death of the last surviving insured person. The percentage will be equal to the ratio of Additional Sum Insured to Total Sum Insured on the day immediately preceding the age 100 adjustment date. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

CAN YOU ADD OPTIONAL BENEFIT RIDERS?

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy.

Policy split option rider

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Other riders

  We currently offer a number of other optional riders, such as the four year level term rider.

HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 38. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured persons still meet our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

    .  the remaining Basic Sum Insured will be at least $250,000, and

    . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

    . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any reduction in Additional Sum Insured if it would cause the death benefit to increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

  You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

  Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

    .  John Hancock at one of the addresses shown on page 2, or

    .  the John Hancock representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

    .  Option 1 - Proceeds left with us to accumulate with interest

    . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

    .  Option 2B - Equal monthly payments for a specified period of time

    . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

    .  Option 4 - Equal monthly payments for life with no refund

    . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 41.

HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

    .  surrenders or partial withdrawals

    .  change of death benefit option

    .  increase or decrease in Total Sum Insured

    .  change of beneficiary

    .  election of payment option for policy proceeds

    .  tax withholding elections

    .  election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

    .  loans

    .  transfers of account value among investment options

    .  change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured persons. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

             ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits and no Additional Sum Insured have been elected, (ii) no loans or withdrawals are made, (iii) no increases or decreases in coverage are requested, and (iv) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.72%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.10%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                                 Death Benefit                             Surrender Value
                                      -------------------------------------       -----------------------------------
                                             Assuming hypothetical                      Assuming hypothetical
End of       Planned Premiums                gross annual return of                     gross annual return of
Policy       accumulated at           -------------------------------------       -----------------------------------
 Year      5% annual interest            0%            6%            12%            0%            6%            12%
------     ------------------         -------       -------      ----------       -------      -------      ---------
  1               8,992               500,000       500,000         500,000             0            0              0
  2              18,434               500,000       500,000         500,000         2,785        3,901          5,066
  3              28,348               500,000       500,000         500,000         8,589       10,778         13,153
  4              38,758               500,000       500,000         500,000        14,292       17,908         21,990
  5              49,688               500,000       500,000         500,000        22,093       27,571         33,993
  6              61,164               500,000       500,000         500,000        29,790       37,641         47,181
  7              73,215               500,000       500,000         500,000        37,382       48,131         61,676
  8              85,868               500,000       500,000         500,000        44,865       59,058         77,610
  9              99,153               500,000       500,000         500,000        52,239       70,437         95,130
 10             113,103               500,000       500,000         500,000        59,500       82,285        114,399
 11             127,750               500,000       500,000         500,000        67,302       95,411        136,571
 12             143,130               500,000       500,000         500,000        75,003      109,127        161,065
 13             159,279               500,000       500,000         500,000        82,606      123,466        188,139
 14             176,235               500,000       500,000         500,000        90,115      138,464        218,080
 15             194,039               500,000       500,000         500,000        97,543      154,165        251,211
 16             212,733               500,000       500,000         551,911       104,218      169,939        287,204
 17             232,362               500,000       500,000         608,209       110,736      186,422        327,018
 18             252,972               500,000       500,000         668,372       117,076      203,637        371,036
 19             274,613               500,000       500,000         732,809       123,213      221,608        419,679
 20             297,336               500,000       500,000         801,934       129,117      240,363        473,401
 25             429,172               500,000       515,072       1,242,420       154,696      348,796        841,340
 30             597,432               500,000       637,671       1,904,770       168,281      481,572      1,438,492
 35             812,179               500,000       780,636       2,918,164       158,237      639,725      2,391,410

.. The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                                 Death Benefit                             Surrender Value
                                      -------------------------------------       -----------------------------------
                                             Assuming hypothetical                      Assuming hypothetical
End of       Planned Premiums                gross annual return of                     gross annual return of
Policy       accumulated at           -------------------------------------       -----------------------------------
 Year      5% annual interest            0%            6%            12%            0%            6%            12%
------     ------------------         -------       -------      ----------       -------      -------      ---------
   1               8,992              505,425       505,815        506,205             0            0              0
   2              18,434              510,736       511,852        513,016         2,784        3,900          5,064
   3              28,348              515,925       518,112        520,487         8,584       10,772         13,146
   4              38,758              521,010       524,624        528,704        14,282       17,895         21,975
   5              49,688              528,192       533,666        540,083        22,075       27,549         33,966
   6              61,164              535,268       543,111        552,642        29,763       37,606         47,137
   7              73,215              542,236       552,973        566,502        37,343       48,079         61,608
   8              85,868              549,093       563,266        581,791        44,811       58,984         77,509
   9              99,153              555,836       574,004        598,654        52,166       70,333         94,984
  10             113,103              562,462       585,202        617,250        59,403       82,144        114,192
  11             127,750              569,631       597,678        638,743        67,184       95,231        136,297
  12             143,130              576,691       610,730        662,532        74,856      108,895        160,697
  13             159,279              583,645       624,388        688,866        82,421      123,165        187,642
  14             176,235              590,497       638,686        718,027        89,885      138,075        217,415
  15             194,039              597,260       653,669        750,334        97,260      153,669        250,334
  16             212,733              603,859       669,290        786,047       103,859      169,290        286,047
  17             232,362              610,269       685,554        825,509       110,269      185,554        325,509
  18             252,972              616,459       702,458        869,090       116,459      202,458        369,090
  19             274,613              622,392       719,993        917,197       122,392      219,993        417,197
  20             297,336              628,020       738,139        970,267       128,020      238,139        470,267
  25             429,172              650,407       838,585      1,332,836       150,407      338,585        832,836
  30             597,432              654,820       947,577      1,920,867       154,820      447,577      1,420,867
  35             812,179              624,098     1,046,857      2,882,341       124,098      546,857      2,362,053

.. The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                                 Death Benefit                             Surrender Value
                                      -------------------------------------       -----------------------------------
                                             Assuming hypothetical                      Assuming hypothetical
End of       Planned Premiums                gross annual return of                     gross annual return of
Policy       accumulated at           -------------------------------------       -----------------------------------
 Year      5% annual interest            0%            6%            12%            0%            6%            12%
------     ------------------         -------       -------      ----------       -------      -------      ---------
  1                8,992              500,000       500,000         500,000             0            0              0
  2               18,434              500,000       500,000         500,000         2,714        3,826          4,986
  3               28,348              500,000       500,000         500,000         8,484       10,662         13,027
  4               38,758              500,000       500,000         500,000        14,125       17,721         21,783
  5               49,688              500,000       500,000         500,000        21,797       27,242         33,627
  6               61,164              500,000       500,000         500,000        29,291       37,086         46,563
  7               73,215              500,000       500,000         500,000        36,596       47,253         60,693
  8               85,868              500,000       500,000         500,000        43,698       57,745         76,130
  9               99,153              500,000       500,000         500,000        50,583       68,561         93,000
 10              113,103              500,000       500,000         500,000        57,233       79,698        111,442
 11              127,750              500,000       500,000         500,000        63,625       91,151        131,607
 12              143,130              500,000       500,000         500,000        69,732      102,909        153,668
 13              159,279              500,000       500,000         500,000        75,520      114,959        177,814
 14              176,235              500,000       500,000         500,000        80,943      127,277        204,257
 15              194,039              500,000       500,000         500,000        85,950      139,839        233,242
 16              212,733              500,000       500,000         508,105        89,872      152,006        264,408
 17              232,362              500,000       500,000         554,992        93,230      164,338        298,404
 18              252,972              500,000       500,000         604,235        96,002      176,849        335,431
 19              274,613              500,000       500,000         655,999        98,086      189,494        375,691
 20              297,336              500,000       500,000         710,462        99,391      202,245        419,403
 25              429,172              500,000       500,000       1,030,058        89,035      266,212        697,533
 30              597,432              500,000       500,000       1,449,510        24,333      326,628      1,094,677
 35              812,179                   **       500,000       2,004,917            **      383,985      1,643,012

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                                 Death Benefit                             Surrender Value
                                      -------------------------------------       -----------------------------------
                                             Assuming hypothetical                      Assuming hypothetical
End of       Planned Premiums                gross annual return of                     gross annual return of
Policy       accumulated at           -------------------------------------       -----------------------------------
 Year      5% annual interest            0%            6%            12%            0%            6%            12%
------     ------------------         -------       -------      ----------       -------      -------      ---------
  1                 8,992             505,390       505,778        506,167             0            0              0
  2                18,434             510,665       511,777        512,937         2,713        3,824          4,984
  3                28,348             515,819       517,997        520,361         8,479       10,656         13,020
  4                38,758             520,841       524,436        528,496        14,113       17,707         21,767
  5                49,688             527,889       533,329        539,707        21,772       27,212         33,590
  6                61,164             534,749       542,532        551,994        29,244       37,026         46,489
  7                73,215             541,408       552,040        565,448        36,514       47,146         60,555
  8                85,868             547,845       561,846        580,169        43,563       57,564         75,887
  9                99,153             554,043       571,939        596,265        50,373       68,269         92,595
 10               113,103             559,977       582,305        613,849        56,918       79,246        110,791
 11               127,750             565,615       592,918        633,040        63,168       90,471        130,593
 12               143,130             570,922       603,749        653,961        69,087      101,914        152,126
 13               159,279             575,850       614,755        676,738        74,627      113,532        175,515
 14               176,235             580,339       625,875        701,495        79,728      125,263        200,883
 15               194,039             584,320       637,035        728,355        84,320      137,035        228,355
 16               212,733             587,715       648,152        757,451        87,715      148,152        257,451
 17               232,362             590,408       659,093        788,881        90,408      159,093        288,881
 18               252,972             592,363       669,804        822,839        92,363      169,804        322,839
 19               274,613             593,452       680,133        859,442        93,452      180,133        359,442
 20               297,336             593,559       689,929        898,829        93,559      189,929        398,829
 25               429,172             573,512       723,131      1,141,270        73,512      223,131        641,270
 30               597,432                  **       697,487      1,462,500            **      197,487        962,500
 35               812,179                  **       549,506      1,856,566            **      49,506       1,356,566

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                                 Death Benefit                             Surrender Value
                                      -------------------------------------       -----------------------------------
                                             Assuming hypothetical                      Assuming hypothetical
End of       Planned Premiums                gross annual return of                     gross annual return of
Policy       accumulated at           -------------------------------------       -----------------------------------
 Year      5% annual interest            0%            6%            12%            0%            6%            12%
------     ------------------         -------       -------      ----------       -------      -------      ---------
  1                 8,992             500,000       500,000         500,000            0            0              0
  2                18,434             500,000       500,000         500,000        2,785        3,901          5,066
  3                28,348             500,000       500,000         500,000        8,589       10,778         13,153
  4                38,758             500,000       500,000         500,000       14,292       17,908         21,990
  5                49,688             500,000       500,000         500,000       22,093       27,571         33,993
  6                61,164             500,000       500,000         500,000       29,790       37,641         47,181
  7                73,215             500,000       500,000         500,000       37,382       48,131         61,676
  8                85,868             500,000       500,000         500,000       44,865       59,058         77,610
  9                99,153             500,000       500,000         500,000       52,239       70,437         95,130
 10               113,103             500,000       500,000         500,000       59,500       82,285        114,399
 11               127,750             500,000       500,000         500,000       67,302       95,411        136,571
 12               143,130             500,000       500,000         500,000       75,003      109,127        161,065
 13               159,279             500,000       500,000         500,000       82,606      123,466        188,139
 14               176,235             500,000       500,000         500,000       90,115      138,464        218,080
 15               194,039             500,000       500,000         500,000       97,543      154,165        251,213
 16               212,733             500,000       500,000         500,000      104,218      169,939        287,239
 17               232,362             500,000       500,000         500,000      110,736      186,422        327,158
 18               252,972             500,000       500,000         500,000      117,076      203,637        371,407
 19               274,613             500,000       500,000         500,000      123,213      221,608        420,482
 20               297,336             500,000       500,000         546,136      129,117      240,363        474,901
 25               429,172             500,000       500,000         895,363      154,696      348,911        852,727
 30               597,432             500,000       512,148       1,560,516      168,281      487,760      1,486,206
 35               812,179             500,000       698,969       2,667,115      158,237      665,684      2,540,109

.. The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
       $500,000 TOTAL SUM INSURED
       MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
       FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
       OPTION B DEATH BENEFIT
       CASH VALUE ACCUMULATION TEST
       NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
       USING CURRENT CHARGES

                                                 Death Benefit                             Surrender Value
                                      -------------------------------------       -----------------------------------
                                             Assuming hypothetical                      Assuming hypothetical
End of       Planned Premiums                gross annual return of                     gross annual return of
Policy       accumulated at           -------------------------------------       -----------------------------------
 Year      5% annual interest            0%            6%            12%            0%            6%            12%
------     ------------------         -------       -------      ----------       -------      -------      ---------
  1                 8,992             505,425       505,815        506,205             0            0              0
  2                18,434             510,736       511,852        513,016         2,784        3,900          5,064
  3                28,348             515,925       518,112        520,487         8,584       10,772         13,146
  4                38,758             521,010       524,624        528,704        14,282       17,895         21,975
  5                49,688             528,192       533,666        540,083        22,075       27,549         33,966
  6                61,164             535,268       543,111        552,642        29,763       37,606         47,137
  7                73,215             542,236       552,973        566,502        37,343       48,079         61,608
  8                85,868             549,093       563,266        581,791        44,811       58,984         77,509
  9                99,153             555,836       574,004        598,654        52,166       70,333         94,984
 10               113,103             562,462       585,202        617,250        59,403       82,144        114,192
 11               127,750             569,631       597,678        638,743        67,184       95,231        136,297
 12               143,130             576,691       610,730        662,532        74,856      108,895        160,697
 13               159,279             583,645       624,388        688,866        82,421      123,165        187,642
 14               176,235             590,497       638,686        718,027        89,885      138,075        217,415
 15               194,039             597,260       653,669        750,334        97,260      153,669        250,334
 16               212,733             603,859       669,290        786,047       103,859      169,290        286,047
 17               232,362             610,269       685,554        825,509       110,269      185,554        325,509
 18               252,972             616,459       702,458        869,090       116,459      202,458        369,090
 19               274,613             622,392       719,993        917,197       122,392      219,993        417,197
 20               297,336             628,020       738,139        970,267       128,020      238,139        470,267
 25               429,172             650,407       838,585      1,332,836       150,407      338,585        832,836
 30               597,432             654,820       947,577      1,920,867       154,820      447,577      1,420,867
 35               812,179             624,098     1,046,857      2,864,640       124,098      546,857      2,364,640

.. The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

Plan:  Flexible Premium Variable Life Survivorship
       $500,000 Total Sum Insured
       Male, Issue age 55, Preferred Underwriting Class
       Female, Issue Age 50, Preferred Underwriting Class
       Option A Death Benefit
       Cash Value Accumulation Test
       No Guaranteed Minimum Death Benefit after tenth Policy Year Planned Premium: $8,156*
       Using Maximum Charges

                                        Death Benefit                      Surrender Value
                                  ---------------------------       -----------------------------
                                     Assuming hypothetical              Assuming hypothetical
End of      Planned Premiums         gross annual return of             gross annual return of
Policy       accumulated at       ----------------------------      ------------------------------
 Year      5% annual interest        0%        6%       12%            0%         6%        12%
------     ------------------     --------  -------- ---------      --------   --------  ---------
   1             8,992             500,000   500,000   500,000             0          0          0
   2            18,434             500,000   500,000   500,000         2,714      3,826      4,986
   3            28,348             500,000   500,000   500,000         8,484     10,662     13,027
   4            38,758             500,000   500,000   500,000        14,125     17,721     21,783
   5            49,688             500,000   500,000   500,000        21,797     27,242     33,627
   6            61,164             500,000   500,000   500,000        29,291     37,086     46,563
   7            73,215             500,000   500,000   500,000        36,596     47,253     60,693
   8            85,868             500,000   500,000   500,000        43,698     57,745     76,130
   9            99,153             500,000   500,000   500,000        50,583     68,561     93,000
  10           113,103             500,000   500,000   500,000        57,233     79,698    111,442
  11           127,750             500,000   500,000   500,000        63,625     91,151    131,607
  12           143,130             500,000   500,000   500,000        69,732    102,909    153,668
  13           159,279             500,000   500,000   500,000        75,520    114,959    177,814
  14           176,235             500,000   500,000   500,000        80,943    127,277    204,257
  15           194,039             500,000   500,000   500,000        85,950    139,839    233,242
  16           212,733             500,000   500,000   500,000        89,872    152,006    264,447
  17           232,362             500,000   500,000   500,000        93,230    164,338    298,809
  18           252,972             500,000   500,000   500,000        96,002    176,849    336,762
  19           274,613             500,000   500,000   500,000        98,086    189,494    378,787
  20           297,336             500,000   500,000   500,000        99,391    202,245    425,480
  25           429,172             500,000   500,000   779,767        89,035    266,212    742,635
  30           597,432             500,000   500,000 1,319,728        24,333    326,628  1,256,884
  35           812,179                  **   500,000 2,173,201            **    383,985  2,069,716


* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
**  Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan:  Flexible Premium Variable Life Survivorship
       $500,000 Total Sum Insured
       Male, Issue age 55, Preferred Underwriting Class
       Female, Issue Age 50, Preferred Underwriting Class
       Option B Death Benefit
       Cash Value Accumulation Test
       No Guaranteed Minimum Death Benefit after tenth Policy Year Planned Premium: $8,156*
       Using Maximum Charges

                                        Death Benefit                         Surrender Value
                                 ------------------------------       -------------------------------
                                     Assuming hypothetical                 Assuming hypothetical
End of     Planned Premiums         gross annual return of                gross annual return of
Policy      accumulated at       ------------------------------       --------------------------------
 Year     5% annual interest        0%        6%         12%             0%          6%        12%
------    ------------------     -------   -------    ---------       --------    --------   ---------
    1            8,992           505,390   505,778      506,167             0           0            0
    2           18,434           510,665   511,777      512,937         2,713       3,824        4,984
    3           28,348           515,819   517,997      520,361         8,479      10,656       13,020
    4           38,758           520,841   524,436      528,496        14,113      17,707       21,767
    5           49,688           527,889   533,329      539,707        21,772      27,212       33,590
    6           61,164           534,749   542,532      551,994        29,244      37,026       46,489
    7           73,215           541,408   552,040      565,448        36,514      47,146       60,555
    8           85,868           547,845   561,846      580,169        43,563      57,564       75,887
    9           99,153           554,043   571,939      596,265        50,373      68,269       92,595
   10          113,103           559,977   582,305      613,849        56,918      79,246      110,791
   11          127,750           565,615   592,918      633,040        63,168      90,471      130,593
   12          143,130           570,922   603,749      653,961        69,087     101,914      152,126
   13          159,279           575,850   614,755      676,738        74,627     113,532      175,515
   14          176,235           580,339   625,875      701,495        79,728     125,263      200,883
   15          194,039           584,320   637,035      728,355        84,320     137,035      228,355
   16          212,733           587,715   648,152      757,451        87,715     148,152      257,451
   17          232,362           590,408   659,093      788,881        90,408     159,093      288,881
   18          252,972           592,363   669,804      822,839        92,363     169,804      322,839
   19          274,613           593,452   680,133      859,442        93,452     180,133      359,442
   20          297,336           593,559   689,929      898,829        93,559     189,929      398,829
   25          429,172           573,512   723,131    1,141,270        73,512     223,131      641,270
   30          597,432                **   697,487    1,462,500            **     197,487      962,500
   35          812,179                **   549,506    1,856,566            **      49,506    1,356,566

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
**  Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

                            ADDITIONAL INFORMATION


     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.

Contents of this section                                              Beginning on page
------------------------                                              -----------------
Description of John Hancock.........................................          34

How we support the policy and investment options....................          34

Procedures for issuance of a policy.................................          35

Basic Sum Insured vs. Additional Sum Insured........................          36

Commencement of investment performance..............................          36

How we process certain policy transactions..........................          37

Effects of policy loans.............................................          38

Additional information about how certain policy charges work........          38

How we market the policies..........................................          39

Tax considerations..................................................          41

Reports that you will receive.......................................          43

Voting privileges that you will have................................          43

Changes that we can make as to your policy..........................          43

Adjustments we make to death benefits...............................          44

When we pay policy proceeds.........................................          44

Other details about exercising rights and paying benefits...........          44

Legal matters.......................................................          45

Registration statement filed with the SEC...........................          45

Accounting and actuarial experts....................................          45

Financial statements of John Hancock and the Account................          45

List of our Directors and Executive Officers of John Hancock........          46

Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2000, our assets were approximately $88 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

How we support the policy and investment options

Separate Account UV

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).


Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.


Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 36).

     The policy will take effect only if all of the following conditions are satisfied:

..   The policy is delivered to and received by the applicant.

..   The Minimum Initial Premium is received by us.

..   Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as

"backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100" on page 18.). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

How we process certain policy transactions

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the day immediately preceding date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

..    The tax problem resolves itself prior to the date the refund is to be made;
     or

..    The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

..    Total Sum Insured decreases

..    Additional Sum Insured increases

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

     Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request:

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 41).

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.) Similarly, administrative expenses not fully covered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 10 policy years and more in later years could reduce your total sales charges. For example, if the Target premium was $10,000 and you paid $5,000 in each of the first 10 policy years, you would pay total sales charges of $2,500 and be subject to a maximum CDSC of $10,000. If you paid $2,500 in each of the first 10 policy years and $25,000 in policy year 11, you would pay total sales charges of only $1,250 and be subject to a maximum CDSC of only $5,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Monthly charges

     Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

     John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the policies sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200

Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. JHFI and Signator are subsidiaries of John Hancock.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and us, or with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance policies. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:
..    87.75% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,
..    5% of all premiums paid up to the Target Premium in policy years 2 through
     4 plus 3% of any excess premium payments, and
..    3% of all premium payments paid in policy years 5 through 10.

     In situations where the broker dealer provides some or all of the additional marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

     Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:
..    91.6% of the Target Premium paid in the first policy year, 8% of the Target
     Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each of policy years 5 through 10,
..    7.64% of any premium paid in the first policy year in excess of the Target
     Premium,
..    4% of any premium paid in each of policy years 2 through 4 in excess of the
     Target Premium and 2% of any premium paid in each of policy years 5 through 10 in excess of the Target Premium,
..    0.35% of account value less policy loans in policy years 2 through 10, and
..    0.15% of account value less policy loans in policy year 11 and thereafter.

     Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, JHFI and Signator, at their expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

     We offer these contracts on a continuous basis, but neither JHFI nor Signator is obligated to sell any particular amount of policies. JHFI and Signator also serve as principal underwriters for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I, and JHFI is the principal underwriter for the John Hancock Declaration Trust.

     We reimburse JHFI and Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

Tax Considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code.

     Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

     In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (such as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits), the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that we can make as to your policy

Changes relating to a Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

..    Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

..    Combining or removing investment options

..    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

     If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the death of the last surviving insured person, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. For policies delivered or issued for delivery in New York, the new beneficiary designation will take effect as of the date we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of John Hancock Life Insurance Company at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of John Hancock Variable Life Insurance Account UV at December 31, 2000 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong , F.S.A., an Actuary and Vice President of John Hancock.

Financial statements of John Hancock and the Account

     The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

     In addition to those financial statements of John Hancock and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both John Hancock and the Account for a period subsequent to the audited financial statements.

           List of Directors and Executive Officers of John Hancock

     The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

Directors                                              Principal Occupations
---------                                              ---------------------
David F. D'Alessandro.......  Chairman of the Board, President and Chief Executive Officer, John
                              Hancock

Foster L. Aborn.............  Director, formerly Vice Chairman of the Board and Chief Investment
                              Officer, John Hancock

I. MacAllister Booth........  Retired Chairman of the Board and Chief Executive Polaroid Officer,
                              Corporation (photographic products)

Wayne A. Budd...............  Executive Vice President and General Counsel, John Hancock; formerly
                              Group President, Bell Atlantic - New England (telecommunications)

John M. Connors, Jr.........  Chairman and Chief Executive Officer and Director, Hill, Holliday,
                              Connors, Cosmopoulos, Inc. (advertising).

John M. DeCiccio............  Executive Vice President and Chief Investment Officer, John Hancock

Robert E. Fast..............  Senior Partner, Hale and Dorr (law firm)

Kathleen F. Feldstein.......  President, Economic Studies, Inc. (economic consulting).

Nelson S. Gifford...........  Principal, Fleetwing Capital (financial services)

Thomas P. Glynn.............  Chief Operating Officer, Partners HealthCare System (health care)

Michael C. Hawley...........  Retired Chairman and Chief Executive Officer, The Gillette  Company
                              (razors, etc.)

Edward H. Linde.............  President and Chief Executive Officer, Boston Properties, Inc. (real estate)

Judith A. McHale............  President and Chief Operating Officer, Discovery Communications, Inc.
                              (multimedia communications)

R. Robert Popeo.............  Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo (law firm)

Richard F. Syron............  Chairman and Chief Executive Officer, Thermo Electron Corp. (scientific and industrial instruments)

Robert J. Tarr, Jr..........  Formerly Chairman, President and Chief Executive Officer,
                              HomeRuns.com (online grocer)

Other Executive Officers
------------------------

Thomas E. Moloney...........  Senior Executive Vice President and Chief Financial Officer

Michael Bell................  Senior Executive Vice President - Retail; Founder and Director of Monitor
                              Company (management consulting)

Derek Chilvers..............  Executive Vice President; Chairman and Chief Executive Officer of John
                              Hancock International Holdings, Inc.

Maureen R. Ford.............  Executive Vice President; Chairman and Chief Executive Officer of John
                              Hancock Funds, Inc.

Barry J. Rubenstein.........  Vice President, Counsel and Secretary

Robert F. Walters...........  Executive Vice President and Chief Information Officer

     The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                               THIRD QUARTER 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                        September 30
                                                                            2001               December 31
                                                                        (Unaudited)               2000
                                                                       --------------        ---------------
                                                                                   (in millions)
Assets
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
 (fair value: September 30--$1,843.6; December 31--$11,651.2)........  $     1,855.8         $      11,888.6
 Available-for-sale--at fair value
 (cost: September 30--$31,548.9; December 31--$15,790.3).............       32,465.8                16,023.5
 Trading securities--at fair value
 (cost: September 30--$16.5).........................................           17.0                      --
Equity securities:
 Available-for-sale--at fair value
 (cost: September 30--$830.9; December 31--$830.6)...................          859.8                 1,094.9
 Trading securities--at fair value
 (cost: September 30--$267.4; December 31--$193.4)...................          249.0                   231.6
Mortgage loans on real estate........................................        8,846.4                 8,968.9
Real estate..........................................................          481.7                   519.0
Policy loans.........................................................          446.3                   428.6
Short-term investments...............................................          147.5                   151.9
Other invested assets................................................        1,251.3                 1,353.0
                                                                       -------------         ---------------
  Total Investments..................................................       46,620.6                40,660.0
Cash and cash equivalents............................................        1,097.3                 2,841.2
Accrued investment income............................................          677.0                   585.9
Premiums and accounts receivable.....................................          202.9                   210.8
Deferred policy acquisition costs....................................        2,490.5                 2,388.5
Reinsurance recoverable..............................................        3,297.6                 2,829.0
Other assets.........................................................        2,613.6                 2,100.6
Closed block assets--Note 6..........................................       10,103.3                 9,710.0
Separate accounts assets.............................................       21,890.5                26,454.8
                                                                       -------------         ---------------
  Total Assets.......................................................  $    88,993.3         $      87,780.8
                                                                       =============         ===============

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (continued)

                                                                                  September 30
                                                                                      2001        December 31
                                                                                  (Unaudited)        2000
                                                                                ---------------  ------------
                                                                                         (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.......................................................   $    24,468.3    $  22,996.4
Policyholders' funds.........................................................        17,594.9       15,722.9
Unearned revenue.............................................................           726.4          671.3
Unpaid claims and claim expense reserves.....................................           234.5          253.7
Dividends payable to policyholders...........................................           137.9          130.8
Short-term debt..............................................................           250.3          245.3
Long-term debt...............................................................           715.8          534.0
Income taxes.................................................................           793.4          428.8
Other liabilities............................................................         3,627.1        2,600.7
Closed block liabilities -- Note 6...........................................        12,273.2       12,035.9
Separate accounts liabilities................................................        21,890.5       26,454.8
                                                                                -------------    -----------
  Total Liabilities..........................................................        82,712.3       82,074.6
Minority interest............................................................           293.6          290.3
Commitments and contingencies -- Note 5
Shareholder's Equity
Common stock, $10,000 par value; 1,000 shares authorized
 and outstanding.............................................................            10.0           10.0
Additional paid in capital...................................................         4,998.1        4,998.9
Retained earnings............................................................           588.8          330.1
Accumulated other comprehensive income.......................................           390.5           76.9
                                                                                -------------    -----------
  Total Shareholder's Equity.................................................         5,987.4        5,415.9
                                                                                -------------    -----------
  Total Liabilities and Shareholder's Equity.................................   $    88,993.3    $  87,780.8
                                                                                =============    ===========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                              Three Months Ended           Nine Months Ended
                                                                                 September 30               September 30
                                                                           -----------------------  -----------------------------
                                                                              2001          2000       2001              2000
                                                                           ---------      --------  ----------        -----------
                                                                                (in millions)                (in millions)
Revenues
Premiums................................................................   $   394.2      $  418.9  $  1,266.1        $  1,435.8
Universal life and investment-type product charges......................       198.8         193.6       555.8             578.9
Net investment income...................................................       821.9         792.0     2,460.2           2,408.6
Net realized investment and other gains (losses), net of
 related amortization of deferred policy acquisition costs
 and amounts credited to participating pension contractholders
 ($18.0 and $(4.6) for the three months ended September 30, 2001 and 2000 and $13.3 and $(7.9) for the nine months ended
 September 30, 2001 and 2000, respectively).............................       (60.9)         (2.7)      (95.6)             78.7
Investment management revenues, commissions and other fees..............       143.7         180.7       450.2             596.3
Other revenue...........................................................        52.2           4.7       113.9              12.6
Contribution from the closed block -- Note 6............................        34.2          39.4        70.9              90.7
                                                                           ---------      --------  ----------        ----------
 Total revenues.........................................................     1,584.1       1,626.6     4,821.5           5,201.6
Benefits and Expenses
Benefits to policyholders, excluding amounts related to net
 realized investment and other gains (losses) credited to
 participating pension contractholders ($14.1 and $(4.0)
 for the three months ended September 30, 2001 and 2000
 and $15.0 and $(8.7) for the nine months ended
 September 30, 2001 and 2000, respectively).............................       925.4         896.4     2,746.3           2,854.0
Other operating costs and expenses......................................       344.6         360.1     1,086.0           1,154.0
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses)
 ($3.9 and $(0.6) for the three months ended September 30, 2001 and 2000 and $(1.7) and $0.8 for the nine months ended
 September 30, 2001 and 2000, respectively).............................        64.0          50.4       193.4             143.8
Dividends to policyholders..............................................        18.1          26.8        72.0             120.5
                                                                           ---------      --------  ----------        ----------
  Total benefits and expenses...........................................     1,352.1       1,333.7     4,097.7           4,272.3
                                                                           ---------      --------  ----------        ----------
Income before income taxes, minority interest and cumulative
 effect of accounting changes...........................................       232.0         292.9       723.8             929.3
Income taxes............................................................        59.5          90.5       204.8             298.7
                                                                           ---------      --------  ----------        ----------
Income before minority interest and cumulative effect of
 accounting changes.....................................................       172.5         202.4       519.0             630.6
Minority interest.......................................................        (4.3)         (1.3)      (17.5)             (4.0)
                                                                           ---------      --------  ----------        ----------
Income before cumulative effect of accounting changes...................       168.2         201.1       501.5             626.6
Cumulative effect of accounting changes, net of taxes -- Note 1 ........          --            --         7.2                --
                                                                           ---------      --------  ----------        ----------
Net income..............................................................   $   168.2      $  201.1  $    508.7        $    626.6
                                                                           =========      ========  ==========        ==========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                                     Accumulated
                                                          Additional                    Other          Total             Shares
                                                Common     Paid in      Retained    Comprehensive   Shareholder's      Outstanding
                                                 Stock     Capital      Earnings       Income          Equity        (in thousands)
                                               --------  ------------  ----------  --------------  ---------------  ----------------
                                                                                   (in millions)
Balance at July 1, 2000......................  $   10.0  $    4,950.6  $    381.5     $   (92.8)     $    5,249.3            1.0
Demutualization transaction..................                    10.6                                        10.6
Comprehensive income:
 Net income..................................                               201.1                           201.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...............                                              51.1              51.1
 Foreign currency translation adjustment ....                                             (11.6)            (11.6)
 Minimum pension liability...................                                              (5.5)             (5.5)
                                                                                                     ------------
Comprehensive income.........................                                                               235.1
Dividend paid to parent company..............                              (466.0)                         (466.0)
                                               --------  ------------  ----------     ---------      ------------       --------
Balance at September 30, 2000................  $   10.0  $    4,961.2  $    116.6     $   (58.8)     $    5,029.0            1.0
                                               ========  ============  ==========     =========      ============       ========

Balance at July 1, 2001......................  $   10.0  $    4,998.4  $    420.6     $   310.1      $    5,739.1            1.0
Demutualization transaction..................                    (0.3)                                       (0.3)
Comprehensive income:
 Net income..................................                               168.2                           168.2
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...............                                              70.4              70.4
 Net accumulated gains (losses) on cash
  flow hedges................................                                              34.2              34.2
Foreign currency translation adjustment......                                             (18.2)            (18.2)
                                                                                                     ------------
Comprehensive income.........................                                                               254.6
Minority interest............................                                              (6.0)             (6.0)
                                               --------  ------------  ----------     ---------      ------------       --------
Balance at September 30, 2001................  $   10.0  $    4,998.1  $    588.8     $   390.5      $    5,987.4            1.0
                                               ========  ============  ==========     =========      ============       ========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                     AND COMPREHENSIVE INCOME (continued)

                                                                                     Accumulated
                                                          Additional                    Other          Total             Shares
                                                Common     Paid in      Retained    Comprehensive   Shareholder's      Outstanding
                                                 Stock     Capital      Earnings       Income          Equity        (in thousands)
                                               --------  ------------  ----------  --------------  ---------------  ----------------
                                                                                    (in millions)
Balance at January 1, 2000...................        --            --  $  4,782.9     $   (29.7)     $    4,753.2             --
Demutualization transaction..................  $   10.0  $    4,961.2    (4,826.9)                          144.3            1.0
Comprehensive income:
 Net income before demutualization...........                                44.0                            44.0
 Net income after demutualization............                               582.6                           582.6
                                                                       ----------                    ------------
 Net income for the period...................                               626.6                           626.6
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...............                                               6.3               6.3
 Foreign currency translation adjustment.....                                             (18.9)            (18.9)
 Minimum pension liability...................                                             (16.5)            (16.5)
                                                                                                     ------------
Comprehensive income.........................                                                               597.5
Dividend paid to parent company..............                              (466.0)                         (466.0)
                                               --------  ------------  ----------     ---------      ------------       --------
Balance at September 30, 2000................  $   10.0  $    4,961.2  $    116.6     $   (58.8)     $    5,029.0            1.0
                                               ========  ============  ==========     =========      ============       ========

Balance at January 1, 2001...................  $   10.0  $    4,998.9  $    330.1     $    76.9      $    5,415.9            1.0
Demutualization transaction..................                    (0.8)                                       (0.8)
Comprehensive income:
 Net income..................................                               508.7                           508.7
Other comprehensive income, net of tax:
 Net unrealized gains (losses)...............                                              76.1              76.1
 Net accumulated gains (losses) on cash
  flow hedges................................                                              14.2              14.2
 Foreign currency translation adjustment.....                                             (21.5)            (21.5)
                                                                                                     ------------
Comprehensive income.........................                                                               577.5
Dividend paid to parent company..............                              (250.0)                         (250.0)
Change in accounting principle...............                                             227.6             227.6
Minority interest............................                                              17.2              17.2
                                               --------  ------------  ----------     ---------      ------------       --------
Balance at September 30, 2001................  $   10.0  $    4,998.1  $    588.8     $   390.5      $    5,987.4            1.0
                                               ========  ============  ==========     =========      ============       ========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    Nine Months Ended
                                                                                      September 30
                                                                                -----------------------
                                                                                   2001         2000
                                                                                ----------   ----------
                                                                                     (in millions)
Cash flows from operating activities:
 Net income..............................................................       $    508.7   $    626.6
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of discount--fixed maturities...........................           (119.7)       (85.9)
    Realized investment and other (gains) losses, net....................             95.6        (78.7)
    Change in deferred policy acquisition costs..........................           (212.4)      (131.7)
    Depreciation and amortization........................................             95.4         80.3
    Net cash flows from trading securities...............................            (34.4)      (142.4)
    Increase in accrued investment income................................            (91.1)      (100.6)
    Decrease (increase) in premiums and accounts receivable..............              7.9        (25.1)
    Increase in other assets and other liabilities, net..................           (154.4)      (559.9)
    Increase in policy liabilities and accruals, net.....................          1,257.0      1,291.3
    Increase in income taxes.............................................            267.1        300.4
    Initial cash transferred to the closed block.........................               --       (158.6)
    Contribution from the closed block...................................            (70.9)       (90.7)
                                                                                ----------   ----------
     Net cash provided by operating activities...........................          1,548.8        925.0
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale....................................         14,207.0      4,242.7
  Equity securities available-for-sale...................................            329.5        257.3
  Real estate............................................................              4.3         49.5
  Short-term investments and other invested assets.......................            118.6         24.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity......................................            161.1      1,216.9
  Fixed maturities available-for-sale....................................          1,988.0      1,149.9
  Short-term investments and other invested assets.......................            112.6        406.6
  Mortgage loans on real estate..........................................            917.6        953.4
 Purchases of:
  Fixed maturities held-to-maturity......................................            (31.6)    (1,292.9)
  Fixed maturities available-for-sale....................................        (21,448.3)    (6,232.5)
  Equity securities available-for-sale...................................           (241.4)      (194.4)
  Real estate............................................................             (5.5)       (48.0)
  Short-term investments and other invested assets.......................           (400.3)      (568.8)
  Mortgage loans on real estate issued...................................         (1,001.3)    (1,290.8)
  Cash (paid) received related to acquisition of business................            (41.0)       141.3
  Cash received on sale of subsidiary....................................             12.8           --
  Other, net.............................................................             35.4         25.6
                                                                                ----------   ----------
    Net cash used in investing activities................................       $ (5,282.5)  $ (1,159.7)
                                                                                ==========   ==========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
          UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

                                                                                       Nine Months Ended
                                                                                         September 30
                                                                                 ----------------------------
                                                                                     2001            2000
                                                                                 ------------     -----------
                                                                                        (in millions)
Cash flows from financing activities:
 Issuance of common stock.....................................................   $        --      $      10.0
 Contribution from parent.....................................................            --          1,589.0
 Payments to eligible policyholders under Plan of Reorganization..............            --         (1,067.0)
 Dividends paid to parent.....................................................        (250.0)          (200.0)
 Universal life and investment-type contract deposits.........................       8,256.9          5,250.3
 Universal life and investment-type contract maturities and withdrawals.......      (6,142.6)        (5,435.8)
 Issuance of short-term debt..................................................         160.4               --
 Issuance of long-term debt...................................................         145.2             20.0
 Repayment of long-term debt..................................................         (14.0)           (73.2)
 Net (decrease) increase in commercial paper..................................        (166.1)            64.6
                                                                                 -----------      -----------
  Net cash provided by financing activities...................................       1,989.8            157.9
                                                                                 -----------      -----------
  Net decrease in cash and cash equivalents...................................      (1,743.9)           (76.8)
Cash and cash equivalents at beginning of year................................       2,841.2          1,797.7
                                                                                 -----------      -----------
Cash and cash equivalents at end of period....................................   $   1,097.3      $   1,720.9
                                                                                 ===========      ===========

The accompanying notes are an integral part of these unaudited consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
           NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


Note 1.  Summary of Significant Accounting Policies

 Basis of Presentation

   The accompanying unaudited consolidated financial statements of John Hancock Life Insurance Company, Inc. (the Company) have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, these unaudited consolidated financial statements contain all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations. Operating results for the three and nine month periods ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These unaudited consolidated financial statements should be read in conjunction with the Company's annual audited financial statements as of December 31, 2000 included in the Company's Form 10-K for the year ended December 31, 2000 filed with the United States Securities and Exchange Commission (hereafter referred to as the Company's 2000 Form 10-K).

   The balance sheet at December 31, 2000 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

 Reorganization and Initial Public Offering

   In connection with John Hancock Mutual Life Insurance Company's (the Mutual Company) Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e. demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

   In addition, on February 1, 2000, JHFS, the parent company, completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

  Cumulative Effect of Accounting Changes

     During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under Statement of Financial Accounting Standards (SFAS) No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the nine months ended September 30, 2001. This change in accounting increased net income for the three and nine month periods ended September 30, 2001 by $1.1 million and $3.3 million, respectively. The pro forma results, assuming this change in accounting had taken place as of the beginning of 2000, would not be materially different from the reported results.

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding change in value of the hedged item. If the derivative is accounted for as a hedge, depending on the nature of the hedge, the change in the fair value of derivatives is either offset against the change in the fair value of the hedged asset, liability or firm commitment through earnings or recognized in other comprehensive income until the change in value of the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is recognized immediately in earnings and is included in net realized and other investment gains. As a result, such amounts are not included in the determination of the Company's segment after-tax operating income. In addition, SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk.

     On January 1, 2001, the Company adopted SFAS No. 133, as amended. The Company's risk management philosophy has not changed as a result of adoption of the Statement. The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of certain securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

  New Accounting Pronouncements

     In July 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method--the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

     In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company estimates that adoption of SFAS No. 142 will result in an increase in net income of approximately $10-15 million for the year ended December 31, 2002. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company does not expect the impact of these impairment tests on its earnings or financial position to be material.

     In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10--"Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the earnings or financial position of the Company.

     In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts", (SOP 00-3). SOP 00-3, which was adopted with respect to accounting for demutualization expenses by the Company effective December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in the nine month period ended September 30, 2000 of $10.3 million (net of tax of $0.4 million). There were no demutualization expenses for the three or nine months ended September 30, 2001. The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and
(2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

  Reclassifications

     During the third quarter of 2001, the Company began classifying investment returns related to equity indexed universal life insurance policies sold through The Maritime Life Assurance Company (Maritime), a majority-owned subsidiary of the Company, with benefits to policyholders and reclassified prior period balances from net investment income to benefits to policyholders. See Note 7 to the unaudited consolidated financial statements, Derivative and Hedging Instruments in the section entitled Derivatives Not Designated as Hedging Instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of these subsidiaries adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Although the implementation of Codification reduced the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, these subsidiaries remain in compliance with all regulatory and contractual obligations.

 Recent Acquisitions

  On October 1, 2001, The Maritime Life Assurance Company (Maritime), a majority-owned Canadian subsidiary of the Company, completed its purchase of the shares of Royal & Sun Alliance Life Insurance Company of Canada ("RSAF") for an amount of approximately $149.9 million, financed primarily by a public debt offering in Canada. RSAF's business includes life insurance, guaranteed interest savings and retirement products and segregated funds. The Company believes that this purchase will strengthen its competitive position in the Canadian market. The proforma results for the periods ending September 30, 2001 and 2000, assuming the acquisitions of RSAF had taken place as of the beginning of 2001 and 2000, respectively, would not be materially different from the reported results.

  On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association. The transaction was accounted for as a purchase and the results of operations are included in the accompanying financial statements since the date of acquisition. The fair values of assets acquired and liabilities assumed were $252.1 million and $199.1 million, respectively. The net losses related to the acquired operations included in the Company's results for the three and nine month periods ended September 30, 2001 were $2.7 million and $4.0 million, respectively. The pro forma results for the three and nine month periods ended September 30, 2001 and 2000, respectively, assuming the acquisition had taken place at the beginning of the periods presented, would not be materially different from the reported results.

  On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis). The pro forma results for the three and nine month periods ended September 30, 2000, assuming the acquisition of Fortis had taken place as of the beginning of 2000, would not be materially different from the reported results.

Note 2. Transactions with Parent

  The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of service fee charged to JHFS was $5.9 million and $22.6 million for the three and nine month periods ended September 30, 2001, respectively. No such service fee was charged to JHFS during the comparable prior year periods. During the nine month periods ended September 30, 2001 and 2000, the Company declared dividends to JHFS of $250.0 million and $466.0 million, respectively, of which $266.0 million was unpaid at September 30, 2000.

  On November 5, 2001, the Board of Directors of the Company approved a plan whereby the Company will dividend its ownership of Direct Foreign Operations
(DFO) and its remaining 55% ownership of Maritime to JHFS. In addition, the board approved the payment by the Company to JHFS of a cash dividend of approximately $11.0 million. The Company expects to complete these transactions in the fourth quarter of 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3. Segment Information

  The Company operates in the following five business segments: two segments primarily serve retail customers, two segments serve institutional customers and our fifth segment is the Corporate and Other Segment, which includes our international operations. Our retail segments are the Protection Segment and the Asset Gathering Segment. Our institutional segments are the Guaranteed and Structured Financial Products Segment (G&SFP) and the Investment Management Segment. For additional information about the Company's business segments, refer to the Company's 2000 Form 10-K, as amended.

  The following tables summarize selected financial information by segment for the three and nine month periods ended or as of September 30, 2001 and 2000, respectively, and reconciles segment revenues and segment after-tax operating income to amounts reported in the unaudited consolidated statements of income (in millions). Included in the Protection Segment for 2001 are the closed block assets and liabilities, as well as the contribution from the closed block, which is reflected in "Revenues" in the table below (see Note 6).

                                                         Retail                      Institutional
                                         Retail          Asset       Institutional     Investment     Corporate
                                       Protection      Gathering         G&SFP         Management     and Other      Consolidated
                                      -----------    -------------   -------------   -------------   -----------     ------------
As of or for the three months ended
 September 30, 2001
Revenues:
 Segment revenues.................... $     395.2    $       296.2   $         474.2  $        33.2   $      441.2   $   1,640.0
 Net realized investment and other
  gains (losses), net................        (0.9)             9.7             (57.8)            --           (6.9)        (55.9)
                                      -----------    -------------   ---------------  -------------   ------------   -----------
 Revenues............................ $     394.3    $       305.9   $         416.4  $        33.2   $      434.3   $   1,584.1
                                      ===========    =============   ===============  =============   ============   ===========
 Net investment income............... $     150.3    $       130.9   $         455.3  $         8.9   $       76.5   $     821.9
Net Income:
 Segment after-tax operating
  income.............................        67.4             41.0              62.9            7.0           23.8         202.1
 Net realized investment and other
  gains (losses), net................        (0.4)             6.6             (36.9)            --           (4.0)        (34.7)
 Restructuring charges...............        (1.0)            (0.3)               --           (0.2)          (1.5)         (3.0)
 Surplus tax.........................         1.5               --               2.1             --            0.2           3.8
                                      -----------    -------------   ---------------  -------------   ------------   -----------
 Net income.......................... $      67.5    $        47.3   $          28.1  $         6.8           18.5   $     168.2
                                      ===========    =============   ===============  =============   ============   ===========
Supplemental Information:
 Inter-segment revenues..............          --               --                --  $         6.5   $       (6.5)           --
 Equity in net income of investees
  accounted for by the
  equity method...................... $       5.1    $         2.2   $           7.9            3.4           (7.3)  $      11.3
 Amortization of deferred policy
  acquisition costs, excluding
  amounts related to net realized
  investment gains (losses)..........        31.4             22.5               0.4             --            9.7          64.0
 Segment assets...................... $  27,676.6    $    13,835.4   $      32,373.3  $     2,792.9   $   12,315.1   $  88,993.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

                                                          Retail                      Institutional
                                         Retail           Asset       Institutional     Investment     Corporate
                                       Protection       Gathering         G&SFP         Management     and Other    Consolidated
                                      -----------      -----------    -------------   -------------   -----------   ------------
As of or for the three months
 ended September 30, 2000
Revenues:
 Segment revenues.................... $     379.9      $     297.2    $       483.5   $        45.4   $     421.8   $    1,627.8
 (Net realized investment and
  other gains losses), net...........        (2.9)             4.2            (18.0)            1.1          14.4           (1.2)
                                      -----------      -----------    -------------   -------------   -----------   ------------
 Revenues............................ $     377.0      $     301.4    $       465.5   $        46.5   $     436.2   $    1,626.6
                                      ===========      ===========    =============   =============   ===========   ============
Net investment income................ $     141.2      $     111.5    $       438.2   $         7.0   $      94.1   $      792.0
Net Income:
 Segment after-tax operating
  income.............................        71.6             38.4             52.3             7.8          28.8          198.9
 Net realized investment and
  other gains (losses), net..........        (1.9)             2.6            (11.3)            0.7           7.2           (2.7)
 Restructuring charges...............        (1.8)            (0.4)            (0.1)             --          (0.1)          (2.4)
 Surplus-tax.........................         5.5              0.4              4.0              --          (2.6)           7.3
                                      -----------      -----------    -------------   -------------   -----------   ------------
 Net income.......................... $      73.4      $      41.0    $        44.9   $         8.5   $      33.3   $      201.1
                                      ===========      ===========    =============   =============   ===========   ============
Supplemental Information:
 Inter-segment revenues..............          --               --               --   $         9.7   $      (9.7)            --
 Equity in net income of
  investees accounted for by
  the equity method.................. $      (2.8)     $      (1.5)   $        (0.4)           (2.5)         13.1   $        5.9
 Amortization of deferred
  policy acquisition costs,
  excluding amounts related to
  net realized investment gains
  (losses)...........................        21.2             17.5              0.8              --          10.9           50.4
 Segment assets...................... $  27,175.7      $  14,439.1    $    31,061.8   $     2,149.6   $  12,124.3   $   86,950.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

                                                       Retail                         Institutional
                                       Retail           Asset       Institutional      Investment       Corporate
                                     Protection       Gathering        G&SFP           Management       and Other    Consolidated
                                   --------------   -------------  ---------------   --------------   -------------  ------------
As of or for the nine months
 ended September 30, 2001
Revenues:
 Segment revenues................   $   1,131.3      $     880.0      $   1,462.6      $     99.7      $   1,350.2    $   4,923.8
 Net realized investment and
  other gains (losses), net......         (38.8)            (1.5)           (81.3)           (0.1)            19.4         (102.3)
                                    -----------      -----------      -----------      ----------      -----------    -----------
 Revenues........................   $   1,092.5      $     878.5      $   1,381.3      $     99.6      $   1,369.6    $   4,821.5
                                    ===========      ===========      ===========      ==========      ===========    ===========
 Net investment income...........   $     440.2      $     373.5      $   1,386.5      $     18.1      $     241.9    $   2,460.2
Net Income:
 Segment after-tax operating
  income.........................         212.9            109.9            180.2            17.0             63.7          583.7
 Net realized investment and
  other gains (losses), net......         (24.0)              --            (51.3)           (0.1)            11.7          (63.7)
 Restructuring charges...........          (3.8)           (15.4)            (0.7)           (0.7)            (1.7)         (22.3)
 Cumulative effect of
  accounting changes.............          11.7             (0.5)            (1.2)           (0.2)            (2.6)           7.2
 Surplus tax.....................           1.5               --              2.1              --              0.2            3.8
                                    -----------      -----------      -----------      ----------      -----------    -----------
 Net income......................   $     198.3      $      94.0      $     129.1      $     16.0      $      71.3    $     508.7
                                    ===========      ===========      ===========      ==========      ===========    ===========
Supplemental Information:
 Inter-segment revenues..........            --               --               --      $     21.2      $     (21.2)            --
 Equity in net income of
  investees accounted for by
  the equity method..............   $       9.9      $       6.1      $      16.0             3.8             21.0    $      56.8
 Amortization of deferred
  policy acquisition costs,
  excluding amounts related to
  net realized investment gains
  (losses).......................          83.3             59.5              1.9              --             48.7          193.4
 Segment assets..................   $  27,676.6      $  13,835.4      $  32,373.3      $  2,792.9      $  12,315.1    $  88,993.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)

                                                     Retail                         Institutional
                                     Retail           Asset       Institutional      Investment       Corporate
                                   Protection       Gathering         G&SFP          Management       and Other      Consolidated
                                 --------------   -------------  ---------------   --------------   -------------   --------------
As of or for the nine months
 ended September 30, 2000
Revenues:
 Segment revenues................  $    1,169.1    $      894.1     $    1,583.0       $    173.3    $    1,304.0     $    5,123.5
 Net realized investment and
  other gains (losses), net......          11.6            10.1            (38.9)             1.7            93.6             78.1
                                   ------------    ------------     ------------       ----------    ------------     ------------
 Revenues........................  $    1,180.7    $      904.2     $    1,544.1       $    175.0    $    1,397.6     $    5,201.6
                                   ============    ============     ============       ==========    ============     ============
 Net investment income...........  $      456.9    $      327.4     $    1,287.0       $     17.3    $      320.0     $    2,408.6
Net Income:
 Segment after-tax operating
  income.........................         195.4           104.0            161.6             40.2            78.8            580.0
 Net realized investment and
  other gains (losses), net......           7.1             6.3            (24.4)             1.0            57.4             47.4
 Restructuring charges...........          (5.4)           (1.4)            (2.3)              --            (1.0)           (10.1)
 Group pension dividend
  transfer.......................            --              --              5.7               --              --              5.7
 Demutualization expenses........          (0.2)           (0.1)            (0.2)              --            (0.2)            (0.7)
 Other demutualization related
  costs..........................          (6.7)           (1.4)            (1.7)              --            (0.4)           (10.2)
 Surplus tax.....................           8.4             0.5              5.5               --             0.1             14.5
                                   ------------    ------------     ------------       ----------    ------------     ------------
 Net income......................  $      198.6    $      107.9     $      144.2       $     41.2    $      134.7     $      626.6
                                   ============    ============     ============       ==========    ============     ============
Supplemental Information:
 Inter-segment revenues..........            --              --               --       $     31.2    $      (31.2)              --
 Equity in net income of
  investees accounted for by
  the equity method..............  $        2.9    $        1.7     $        5.9              5.5            71.6     $       87.6
 Amortization of deferred
  policy acquisition costs,
  excluding amounts related to
  net realized investment gains
  (losses).......................          46.9            53.6              2.2               --            41.1            143.8
 Segment assets..................  $   27,175.7    $   14,439.1     $   31,061.8       $  2,149.6    $   12,124.3     $   86,950.5

Note 4. Severance

     As part of JHFS's on-going Competitive Position Project, the Company participated in a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

     In connection with the restructuring plan, approximately 798 employees have been or will be terminated. As of September 30, 2001 and December 31, 2000, the liability for employee termination costs, included in other liabilities was $19.3 million and $20.6 million, respectively. Employee termination costs, included in other operating costs and expenses, were $4.4 million and $3.6 million for the three months ended September 30, 2001 and 2000 and $35.0 million and $16.6 million for the nine months ended September 30, 2001 and 2000, respectively. Of the total number of employees affected, approximately 794 employees were terminated as of September 30, 2001, having received benefit payments of approximately $62.1 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
   NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 5.   Contingencies

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of September 30, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $43.1 million and $224.0 million at September 30, 2001 and December 31, 2000, respectively. There were no additional reserves recorded related to the settlement for the three and nine month periods ended September 30, 2001 and 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional cost related to the settlement cannot be estimated with precision.

     On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly owned subsidiaries of the Company. The Company retained its group long-term care insurance operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated run-off of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $127.0 million on March 1, 2001. The letter of credit facility and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)


     Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectable reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of September 30, 2001, would not be material.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectable. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 6.   Closed Block

     Under the Plan, the Company created a closed block for the benefit of policies included therein. The following table sets forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                September 30       December 31
                                                                                    2001               2000
                                                                               --------------     -------------
                                                                                         (in millions)
Assets
Investments
Fixed maturities:
  Held-to-maturity--at amortized cost
  (fair value: September 30--$106.1; December 31--$2,327.4)..................    $     108.1       $   2,269.9
  Available-for-sale-at fair value
  (cost: September 30--$5,101.6; December 31--$2,378.7)......................        5,298.5           2,353.0
Equity securities:
  Available-for-sale--at fair value
  (cost: September 30--$10.3; December 31--$5.3).............................           11.5               6.3
Mortgage loans on real estate................................................        1,831.4           1,930.6
Policy loans.................................................................        1,548.6           1,540.6
Short-term investments.......................................................           11.7              62.1
Other invested assets........................................................           64.5              40.7
                                                                                 -----------       -----------
     Total Investments.......................................................        8,874.3           8,203.2

Cash and cash equivalents....................................................          174.8             305.6
Accrued investment income....................................................          164.9             149.3
Premiums and accounts receivable.............................................           22.6              27.1
Deferred policy acquisition costs............................................          778.7             947.3
Other assets.................................................................           88.0              77.5
                                                                                 -----------       -----------
     Total Closed Block Assets...............................................    $  10,103.3       $   9,710.0
                                                                                 ===========       ===========
Liabilities
Future policy benefits.......................................................    $  10,105.1       $   9,910.5
Policyholders' funds.........................................................        1,492.1           1,459.5
Other liabilities............................................................          676.0             665.9
                                                                                 -----------       -----------
     Total Closed Block Liabilities..........................................    $  12,273.2       $  12,035.9
                                                                                 ===========       ===========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)


     The following table sets forth certain summarized financial information relating to the closed block for the periods indicated:

                                                                                                                    For The Period
                                                                  Three Months     Three Months      Nine Months      February 1
                                                                      Ended            Ended            Ended           Through
                                                                  September 30     September 30     September 30     September 30
                                                                      2001             2000             2001             2000
                                                                  ------------     ------------     ------------     ------------
                                                                                           (in millions)
Revenues
  Premiums.....................................................    $    226.8       $    217.2       $    672.0       $    619.0
  Net investment income........................................         167.5            155.8            500.0            423.1
  Net realized investment and other gains (losses), net........           5.9              1.4             (3.2)             1.3
  Other closed block revenue (expense).........................            --             (0.2)             0.4             (0.4)
                                                                   ----------       ----------       ----------       ----------
     Total closed block revenues...............................         400.2            374.2          1,169.2          1,043.0
Benefits and Expenses
  Benefits to policyholders....................................         248.5            203.1            717.3            613.4
  Other operating costs and expenses...........................          (2.7)            (3.4)            (6.6)            (9.1)
  Amortization of deferred policy acquisition costs............          12.1             27.1             51.4             55.5
  Dividends to policyholders...................................         108.1            108.0            336.2            292.5
                                                                   ----------       ----------       ----------       ----------
  Total closed block benefits and expenses.....................         366.0            334.8          1,098.3            952.3
                                                                   ----------       ----------       ----------       ----------
     Contribution from the closed block........................    $     34.2       $     39.4       $     70.9       $     90.7
                                                                   ==========       ==========       ==========       ==========

Note 7.   Derivatives and Hedging Instruments

     The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

     The fair value of derivative instruments classified as assets at September 30, 2001 was $180.1 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at September 30, 2001 was $717.6 million, and appears on the consolidated balance sheet in other liabilities.

     In certain of these cases, the Company uses hedge accounting as allowed by SFAS No. 133, as amended, by designating derivative instruments as either fair value or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains and losses. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)


     In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains and losses.


  Fair Value Hedges

     The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

     The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

     The Company enters into interest rate cap agreements, cancelable interest rates swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date, contingent on future interest rates. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

     The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     For the three and nine month periods ended September 30, 2001, the Company recognized a net loss of $40.7 million and $39.8 million, respectively, related to the ineffective portion of its fair value hedges, and a net loss of $6.1 million and $7.2 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the three and nine month periods ended September 30, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.


  Cash Flow Hedges


     The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future asset acquisitions, which will support the Company's long-term care insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
     NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (continued)


     The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts.

     The Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses.

     For the three and nine month periods ended September 30, 2001, the Company recognized a net gain of $1.2 million and $0.7 million, respectively, related to the ineffective portion of its cash flow hedges, and a net gain of $46.9 million and $24.3 million, respectively, related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. For the three and nine month periods ended September 30, 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

     For both the three and nine month periods ended September 30, 2001, a net loss of $0.5 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.4 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

     For the three and nine month periods ended September 30, 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

     The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the three and nine month periods ended September 30, 2001, $34.2 million and $14.2 million of gains (net of tax of $18.4 million and $7.6 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in a balance of $37.0 million (net of tax of $19.9 million).


  Derivatives Not Designated as Hedging Instruments

     The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

     The Company enters into equity indexed futures contracts and equity indexed option contracts and equity swaps to generate investment return related to equity indexed universal life insurance policies. For the three month periods ended September 30, 2001 and 2000, $(11.4) million and $0.1 million, respectively, and for the nine month periods ended September 30, 2001 and 2000, $19.1 million and $(35.3) million, respectively, of gains and losses on these derivatives are included in benefits to policyholders and are offset by crediting similar amounts to policyholders' accounts.


Note 8.   Related Party Transactions

     Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedules listed in the Index at
Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 16, 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                               December 31,
                                                                                     --------------------------------
                                                                                         2000                1999
                                                                                     -------------      -------------
                                                                                               (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
  Held-to-maturity--at amortized cost
   (fair value: 2000--$11,651.2; 1999--$13,438.7)................................    $    11,888.6      $    13,790.2
  Available-for-sale--at fair value (cost: 2000--$15,790.3; 1999--$17,150.9).....         16,023.5           16,959.2
Equity securities:
  Available-for-sale--at fair value (cost: 2000--$830.6; 1999--$1,086.2).........          1,094.9            1,230.2
  Trading securities--at fair value (cost: 2000--$193.4; 1999--$53.8)............            231.6               84.1
Mortgage loans on real estate....................................................          8,968.9           10,733.0
Real estate......................................................................            519.0              548.5
Policy loans.....................................................................            428.6            1,938.8
Short-term investments...........................................................            151.9              166.9
Other invested assets............................................................          1,353.0            1,311.1
                                                                                     -------------      -------------
    Total Investments............................................................         40,660.0           46,762.0
Cash and cash equivalents........................................................          2,841.2            1,797.7
Accrued investment income........................................................            585.9              652.0
Premiums and accounts receivable.................................................            210.8              215.6
Deferred policy acquisition costs................................................          2,388.5            3,142.7
Reinsurance recoverable--Note 9..................................................          2,829.0            2,246.0
Other assets.....................................................................          2,100.6            1,724.8
Closed block assets--Note 6......................................................          9,710.0                 --
Separate accounts assets.........................................................         26,454.8           28,047.6
                                                                                     -------------      -------------
    Total Assets.................................................................    $    87,780.8      $    84,588.4
                                                                                     =============      =============

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                   CONSOLIDATED BALANCE SHEETS--(CONTINUED)

                                                                                          December 31,
                                                                                     2000          1999
                                                                                  ---------    -----------
                                                                                     (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.........................................................   $  22,996.4  $  31,106.2
Policyholders' funds...........................................................      15,722.9     15,562.3
Unearned revenue...............................................................         671.3        490.2
Unpaid claims and claim expense reserves.......................................         253.7        358.9
Dividends payable to policyholders.............................................         130.8        472.8
Short-term debt--Note 7........................................................         245.3        453.8
Long-term debt--Note 7.........................................................         534.0        536.9
Income taxes--Note 5...........................................................         428.8        161.8
Other liabilities..............................................................       2,600.7      2,551.2
Closed block liabilities--Note 6...............................................      12,035.9           --
Separate accounts liabilities..................................................      26,454.8     28,047.6
                                                                                  -----------  -----------
   Total Liabilities...........................................................      82,074.6     79,741.7
Minority interest--Note 8......................................................         290.3         93.5

Commitments and contingencies--Note 11

Shareholder's Equity--Note 12
Common stock, $10,000 par value; 1,000 shares authorized and outstanding.......          10.0           --
Additional paid in capital.....................................................       4,998.9           --
Retained earnings..............................................................         330.1      4,782.9
Accumulated other comprehensive income (loss)..................................          76.9        (29.7)
                                                                                  -----------  -----------
   Total Shareholder's Equity..................................................       5,415.9      4,753.2
                                                                                  -----------  -----------
   Total Liabilities and Shareholder's Equity..................................   $  87,780.8  $  84,588.4
                                                                                  ===========  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                      Year Ended December 31,
                                                                         ----------------------------------------------
                                                                             2000             1999             1998
                                                                         ------------     ------------     ------------
                                                                                           (in millions)
Revenues
Premiums...............................................................  $   2,190.4      $   2,411.3      $   2,109.0
Universal life and investment-type product charges.....................        746.7            703.3            597.0
Net investment income--Note 3..........................................      3,251.0          3,568.5          3,328.0
Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating pension contractholders ($6.0, $85.8 and $120.3, respectively)--Notes
 1, 3, and 13..........................................................         83.9            175.2            106.1
Investment management revenues, commissions and other fees.............        764.8            680.9            659.7
Other revenue (expense)................................................        (13.9)             0.1             10.3
Contribution from the closed block--Note 6.............................        124.1               --               --
                                                                         -----------      -----------      -----------
  Total revenues.......................................................      7,147.0          7,539.3          6,810.1
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment gains credited to participating pension contractholders
 ($6.9, $35.3, $79.1, respectively)--Notes 1, 3, and 13................      4,092.5          5,133.0          4,082.6
Other operating costs and expenses.....................................      1,507.7          1,384.4          1,357.8
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment gains (losses)
 (($0.9), $50.5 and $41.2, respectively)--Notes 1, 3 and 13............        183.8            164.2            261.2
Dividends to policyholders.............................................        157.3            501.6            473.2
Demutualization expenses...............................................         10.6             96.2             18.0
                                                                         -----------      -----------      -----------
  Total benefits and expenses..........................................      5,951.9          7,279.4          6,192.8
                                                                         -----------      -----------      -----------
Income before income taxes, minority interest and cumulative effect of
 accounting change.....................................................      1,195.1            259.9            617.3
Income taxes--Note 5...................................................        344.4             97.9            174.1
                                                                         -----------      -----------      -----------
Income before minority interest and cumulative effect of accounting
 change................................................................        850.7            162.0            443.2
Minority interest--Note 8..............................................        (10.6)            (1.6)            (1.1)
                                                                         -----------      -----------      -----------
Income before cumulative effect of accounting change...................        840.1            160.4            442.1
Cumulative effect of accounting change, net of tax--Note 1.............           --             (9.7)              --
                                                                         -----------      -----------      -----------
Net income.............................................................  $     840.1      $     150.7      $     442.1
                                                                         ===========      ===========      ===========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                              Accumulated
                                                     Additional                   Other             Total
                                           Common     Paid In    Retained     Comprehensive     Shareholder's
                                           Stock      Capital    Earnings     Income (Loss)        Equity
                                           -----     ----------  --------     -------------     --------------
(in millions)
Balance at January 1, 1998................                       $4,190.1     $     446.7       $     4,636.8
Comprehensive income:
  Net income..............................                          442.1                               442.1
Other comprehensive income, net
  of tax:
  Net unrealized gains (losses)...........                                         (148.6)             (148.6)
  Foreign currency translation
    adjustment............................                                           (6.0)               (6.0)
  Minimum pension liability...............                                           (8.8)               (8.8)
                                                                                                -------------
Comprehensive income......................                                                              278.7
                                                                 --------     -----------       -------------
Balance at December 31, 1998..............                        4,632.2           283.3             4,915.5
Comprehensive income:
  Net income..............................                          150.7                               150.7
Other comprehensive income, net
  of tax:
  Net unrealized gains (losses)...........                                         (307.0)             (307.0)
  Foreign currency translation
    adjustment............................                                           16.9                16.9
  Minimum pension liability...............                                          (22.9)              (22.9)
                                                                                                -------------
Comprehensive income......................                                                             (162.3)
                                                                 --------     -----------       -------------
Balance at December 31, 1999..............                       $4,782.9     $     (29.7)      $     4,753.2
                                                                 ========     ===========       =============

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                  EQUITY AND COMPREHENSIVE INCOME--(CONTINUED)

                                                                                         Accumulated
                                                      Additional                            Other             Total
                                            Common      Paid In        Retained          Comprehensive    Shareholder's
                                            Stock       Capital        Earnings          Income (Loss)        Equity
                                           --------  -------------  --------------       -------------    -------------
(in millions)
Balance at December 31, 1999...........          --             --  $      4,782.9       $    (29.7)      $     4,753.2
Demutualization transaction............    $   10.0  $     4,956.4        (4,826.9)                               139.5
Comprehensive income:
 Net income before demutualization.....                                       44.0                                 44.0
 Net income after demutualization......                                      796.1                                796.1
                                                                    --------------                        -------------
 Net income for the year...............                                      840.1                                840.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses).........                                                       122.0               122.0
 Foreign currency translation
  adjustment...........................                                                       (19.1)              (19.1)
 Minimum pension liability.............                                                         8.2                 8.2
                                                                                         ----------       -------------
Comprehensive income...................                                                                           951.2
Capital contributions from parent
 company...............................                       42.5                                                 42.5
Dividend paid to parent company........                                     (466.0)                              (466.0)
Minority interest......................                                                        (4.5)               (4.5)
                                           --------  -------------  --------------       ----------       -------------
Balance at December 31, 2000...........    $   10.0  $     4,998.9  $        330.1       $     76.9       $     5,415.9
                                           ========  =============  ==============       ==========       =============

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                Year Ended December 31,
                                                                   -------------------------------------------------
                                                                       2000             1999               1998
                                                                   ------------     -------------      -------------
                                                                                    (in millions)
Cash flows from operating activities:
 Net income...................................................     $     840.1      $       150.7      $       442.1
  Adjustments to reconcile net income to net cash provided by operating activities:
  Amortization of discount--fixed maturities..................          (121.8)             (77.9)             (55.6)
  Realized investment gains, net..............................           (83.9)            (175.2)            (106.1)
  Change in deferred policy acquisition costs.................          (334.0)            (281.3)            (173.8)
  Depreciation and amortization...............................            98.6               74.3               90.2
  Net cash flows from trading securities......................          (147.5)             (16.2)               4.2
  (Increase) decrease in accrued investment income............           (70.0)            (116.3)              21.9
  Decrease in premiums and accounts receivable................             0.8               11.8              131.3
  Increase in other assets and other liabilities, net.........          (546.4)            (218.7)            (427.4)
  Increase in policy liabilities and accruals, net............         1,776.9            2,253.6            1,347.4
  Loss on sale of subsidiaries................................              --               21.3                 --
  Increase (decrease) in income taxes.........................           434.6               (4.2)              16.6
  Initial cash transferred to the closed block................          (158.6)                --                 --
  Contribution from the closed block..........................          (124.1)                --                 --
                                                                   -----------      -------------      -------------
Net cash provided by operating activities.....................         1,564.7            1,621.9            1,290.8
Cash flows from investing activities:
  Sales of:
  Fixed maturities held-to-maturity...........................              --               28.7                8.5
  Fixed maturities available-for-sale.........................         4,896.8            9,824.0           21,079.2
  Equity securities available-for-sale........................           742.9              182.7              249.2
  Real estate.................................................            66.4            1,286.3              640.3
  Short-term investments and other invested assets............           101.9              764.4              926.3
Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity...........................         1,553.9            1,777.1            2,166.9
  Fixed maturities available-for-sale.........................         1,394.2            1,880.3            2,162.3
  Short-term investments and other invested assets............           459.9              311.8               79.4
  Mortgage loans on real estate...............................         1,429.9            1,509.0            1,849.8
Purchases of:
  Fixed maturities held-to-maturity...........................        (1,860.8)          (2,715.1)          (2,428.5)
  Fixed maturities available-for-sale.........................        (7,553.0)         (12,660.6)         (24,118.7)
  Equity securities available-for-sale........................          (511.6)            (384.1)            (384.5)
  Real estate.................................................           (46.0)            (197.2)            (152.0)
  Short-term investments and other invested assets............          (818.5)            (715.4)          (1,103.0)
  Mortgage loans on real estate issued........................        (1,605.8)          (2,410.7)          (2,265.3)
 Cash received related to acquisition of business.............           141.3                 --                 --
  Net cash received (paid) related to sale of subsidiaries....           267.2             (206.5)                --
  Net cash paid for acquisition of subsidiary.................              --             (200.4)                --
 Other, net...................................................            22.8               (7.9)             (13.0)
                                                                   -----------      -------------      -------------
 Net cash used in investing activities........................        (1,318.5)          (1,933.6)          (1,303.1)
                                                                   ===========      =============      =============

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)

                                                                                     Year Ended December 31,
                                                                          ---------------------------------------------
                                                                              2000             1999             1998
                                                                          -----------      ------------     -----------
                                                                                            (in millions)
Cash flows from financing activities:
 Issuance of common stock................................................ $      10.0               --               --
 Contribution from Parent................................................     1,552.0
 Payments to eligible policyholders under Plan of Reorganization.........    (1,076.7)              --               --
 Dividend paid to parent company.........................................      (466.0)              --               --
 Proceeds from issuance of preferred stock...............................          --      $      68.2               --
 Universal life and investment--type contract deposits...................     8,148.3          8,365.9      $   8,214.8
 Universal life and investment-type contract maturities and withdrawals..    (7,158.8)        (8,144.0)        (7,204.1)
 Issuance of long-term debt..............................................        20.0              6.0             77.0
 Repayment of long-term debt.............................................       (73.2)           (15.5)          (298.1)
 Net (decrease) increase in commercial paper.............................      (158.3)           (30.5)            60.4
                                                                          -----------      -----------      -----------
  Net cash provided by financing activities..............................       797.3            250.1            850.0
                                                                          -----------      -----------      -----------
  Net increase (decrease) in cash and cash equivalents...................     1,043.5            (61.6)           837.7
Cash and cash equivalents at beginning of year...........................     1,797.7          1,859.3          1,021.6
                                                                          -----------      -----------      -----------
Cash and cash equivalents at end of year................................. $   2,841.2      $   1,797.7      $   1,859.3
                                                                          ===========      ===========      ===========

The accompanying notes are an integral part of these consolidated financial statement.

                     JOHN HANCOCK LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Summary of Significant Accounting Policies

     John Hancock Life Insurance Company (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

 Reorganization and Initial Public Offering

     In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In addition, the Company established a closed block, to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

     In addition, on February 1, 2000, JHFS completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

 Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. Less than majority-owned entities in which the Company has at least a 20% interest are accounted for using the equity method. All significant intercompany transactions and balances have been eliminated.

     As of October 1, 2000, the Company sold 100% of the common stock of John Hancock Reassurance Company Ltd. (JHReCO), a Bermuda based subsidiary, to JHFS for cash of $44.9 million. The sale has been accounted for as a de-pooling of interests, and accordingly all prior period consolidated financial statements have been restated to exclude the results of operations, financial position, and cash flows of JHReCO from the Company's financial statements. No gain or loss was recognized on the transaction.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

 Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net investment income.

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a carrying value of $43.7 million, $979.7 million and $512.0 million were sold in 2000, 1999 and 1998, respectively. As of December 31, 2000, the plan to divest the Company of the majority of its commercial real estate portfolio is substantially complete.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 1--Summary of Significant Accounting Policies (continued)

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

  Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity. The net unrealized gain (losses) on derivatives hedging available-for-sale instruments included in shareholder's equity was ($181.2) million, $86.1 million, and ($128.1) million, at December 31, 2000, 1999 and 1998, respectively. The change in net unrealized gain (losses) for derivatives recorded as part of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 was ($267.3) million, $214.2 million, and ($68.4) million, respectively. The fair value of those derivatives used to hedge items other than available-for-sale instruments is not recognized in the financial statements.

  Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

  Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

  From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

  Property and casualty insurance premiums are recognized as earned over the terms of the contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

  Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 12.6% for group annuity liabilities.

  Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. As of December 31, 2000, the Company had approximately $6.3 billion of funding agreements, none of which contains early termination provisions. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 4.6% to 16.0% for investment-type products.

  Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

  Property and casualty reserves include loss reserve estimates based on claims reported and unreported and estimates of future expenses to be incurred in settlement of the claims provided for in the loss reserves estimates. These liabilities include estimates of future trends in claim severity and frequency and other factors that could vary as the losses are ultimately settled. During 1999, the Company sold the rest of its property and casualty business.

 Participating Insurance

  Participating business represents approximately 86.3%, 88.1%, and 87.7% of the Company's life insurance in force, 97.9%, 98.3%, and 98.4% of the number of life insurance policies in force, and 99.6%, 97.4%, and 97.3% of life insurance premiums in 2000, 1999 and 1998, respectively.

  The portion of earnings allocated to participating pension contractholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $182.9 million, $214.7 million, and $302.4 million in 2000, 1999 and 1998, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

 Goodwill and Value of Business Acquired

  The excess of cost over the fair value of the net assets of businesses acquired was $228.6 million and $155.3 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated balance sheets. Goodwill is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $63.6 million and $43.3 million at December 31, 2000 and 1999, respectively. Amortization expense included in other operating costs and expenses was $20.3 million, $9.7 million, and $9.1 million, in 2000, 1999 and 1998, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment may exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

  The Company records an asset representing the present value of future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $340.0 million and $112.4 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated financial statements. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $4.9 million, $1.3 million and $1.7 million in 2000, 1999 and 1998 respectively.

  On October 1, 1999, The Maritime Life Assurance Company (Maritime), an indirect majority owned subsidiary of the Company, completed its purchase of Aetna Canada Holdings Limited (Aetna Canada) for approximately $296 million. On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165 million. The acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values recorded as goodwill. The goodwill calculation related to the Fortis acquisition is preliminary and further refinements might be necessary and are expected to be finalized in 2001. The unaudited pro forma revenues and net income, assuming that the acquisition of Aetna Canada had occurred at the beginning of 1999, were $7,899.2 million and $158.4 million, respectively, for the year ended December 31, 1999. The pro forma results, assuming the acquisition of Fortis had taken place as of the beginning of 2000 and 1999, respectively, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

 Separate Accounts

  Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

 Foreign Currency Translation

  The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

 Severance

  In 1999, the Company initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  In connection with the restructuring plan, approximately 391 employees have been or will be terminated. These employees are or have been associated with operations in our Boston office and outside the home office. As of December 31, 2000, the liability for employee termination costs included in other liabilities was $20.6 million. Employee termination costs, included in other operating costs and expenses, were $18.8 million and $26.3 million for the years ended December 31, 2000 and 1999, respectively. Of the total number of employees affected, approximately 364 have been terminated, having received benefit payments of approximately $24.5 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--summary of Significant Accounting Policies (continued)

 Accounting Changes

  In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 and 1998 of $93.6 million and $11.7 million, respectively (net of tax of $2.6 million and $6.3 million, respectively). The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and (2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

  In April 1998, the AICPA issued SOP 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, requires that start-up costs capitalized prior to January 1, 1999 be written-off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

  In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 was adopted by the Company on January 1, 1999. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements.

  SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

 Recent Accounting Pronouncements

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains. As a result, such amounts will not be included in the determination of the Company's segment after tax operating income.

  The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $58.8 million (net of tax of $31.7 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in a charge to operations of $26.2 million (net of tax of $14.1 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

   SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $12.1 billion of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $178.6 million (net of tax of $96.2 million) as of January 1, 2001.

  In September 2000, the FASB issued SFAS No 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial components approach that focuses on control. Under that approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. The Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 1--Summary of Significant Accounting Policies (continued)

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiaries' statutory-basis capital and surplus, the Company and its domestic subsidiaries will remain in compliance with all regulatory and contractual obligations.

Note 2-- Transactions with Parent

  The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of the service fee charged to JHFS was $19.8 million in 2000.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3 -- Investments

  The following information summarizes the components of net investment income and realized investment gains, net:

                                                                                      Year Ended December 31,
                                                                           -------------------------------------------
                                                                                 2000            1999            1998
                                                                           -------------     ------------    ---------
                                                                                             (in millions)
Net Investment Income
 Fixed maturities......................................................... $  2,281.6      $  2,495.5      $  2,207.5
 Equity securities........................................................       50.3            62.6            18.7
 Mortgage loans on real estate............................................      742.1           831.7           781.2
 Real estate..............................................................       97.1           158.4           415.7
 Policy loans.............................................................       24.5           109.8           111.9
 Short-term investments...................................................      146.1            92.3            45.3
 Other....................................................................      183.0           165.3           181.3
                                                                           ----------      ----------      ----------
 Gross investment income..................................................    3,524.7         3,915.6         3,761.6
  Less investment expenses................................................      273.7           347.1           433.6
                                                                           ----------      ----------      ----------
  Net investment income................................................... $  3,251.0      $  3,568.5      $  3,328.0
                                                                           ==========      ==========      ==========
Net Realized Investment Gains (Losses), Net of Related Amortization
 of Deferred Policy Acquisition Costs and Amounts Credited to
 Participating Pension Contractholders
 Fixed maturities......................................................... $   (128.6)     $    (34.5)     $    110.3
 Equity securities........................................................      204.7           113.5           115.2
 Mortgage loans on real estate and real estate............................      (13.1)          143.5           (15.6)
 Derivatives and other invested assets....................................       26.9            38.5            16.5
 Amortization adjustment for deferred policy acquisition costs............        0.9           (50.5)          (41.2)
 Amounts credited to participating pension contractholders................       (6.9)          (35.3)          (79.1)
                                                                           ----------      ----------      ----------
 Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating
  pension contractholders................................................. $     83.9      $    175.2      $    106.1
                                                                           ==========      ==========      ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3 -- Investments (continued)

  Gross gains of $308.7 million in 2000, $192.3 million in 1999, and $267.8 million in 1998, and gross losses of $123.6 million in 2000, $176.8 million in 1999, and $92.9 million in 1998, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                                   Gross       Gross
                                                                  Amortized     Unrealized   Unrealized      Fair
                                                                    Cost           Gains       Losses        Value
                                                                 ------------   ----------   -----------     -----
                                                                                   (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities........................................... $    10,691.1  $      459.2  $   665.7  $    10,484.6
Mortgage-backed securities.....................................       1,104.2          10.3       48.2        1,066.3
Obligations of states and political subdivisions...............          87.7           3.0        0.7           90.0
Debt securities issued by foreign governments..................           5.6           4.7         --           10.3
                                                                -------------  ------------  ---------  -------------
 Total......................................................... $    11,888.6  $      477.2  $   714.6  $    11,651.2
                                                                =============  ============  ========== =============
Available-for-Sale:
Corporate securities........................................... $    10,793.5  $      485.5  $   415.6  $    10,863.4
Mortgage-backed securities.....................................       3,430.4          82.2       25.2        3,487.4
Obligations of states and political subdivisions...............          24.8           1.7         --           26.5
Debt securities issued by foreign governments..................       1,354.1         112.3       12.7        1,453.7
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies..........................         187.5           5.3        0.3          192.5
                                                                -------------  ------------  ---------  -------------
 Total fixed maturities........................................      15,790.3         687.0      453.8       16,023.5
Equity securities..............................................         830.6         360.0       95.7        1,094.9
                                                                -------------  ------------  ---------  -------------
  Total........................................................ $    16,620.9  $    1,047.0  $   549.5  $    17,118.4
                                                                =============  ============  =========  =============

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3 -- Investments (continued)

                                                                                  Gross       Gross
                                                                   Amortized    Unrealized  Unrealized    Fair
                                                                      Cost         Gains     Losses       Value
                                                                 -------------  ----------- -----------   -----
                                                                                   (in millions)
December 31, 1999
Held-to-Maturity:
Corporate securities...........................................  $    12,523.0  $   390.3   $  680.3    $  12,233.0
Mortgage-backed securities.....................................        1,188.4        5.0       68.5        1,124.9
Obligations of states and political subdivisions...............           59.7        1.8        4.4           57.1
Debt securities issued by foreign governments..................            5.0        5.0         --           10.0
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies..........................           14.1         --        0.4           13.7
                                                                 -------------  ---------  ---------    -----------
 Total.........................................................  $    13,790.2  $   402.1  $   753.6    $  13,438.7
                                                                 =============  ========== =========    ============
Available-for-Sale:
Corporate securities...........................................  $    11,103.0  $   304.0  $   431.1    $  10,975.9
Mortgage-backed securities.....................................        4,168.5       18.6      109.9        4,077.2
Obligations of states and political subdivisions...............           68.9        5.0         --           73.9
Debt securities issued by foreign governments..................        1,519.2       79.0       49.1        1,549.1
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies..........................          291.3        1.6        9.8          283.1
                                                                 -------------  ---------  ---------    -----------
 Total fixed maturities........................................       17,150.9      408.2      599.9       16,959.2
Equity securities..............................................        1,086.2      305.9      161.9        1,230.2
                                                                 -------------  ---------  ---------    -----------
 Total.........................................................  $    18,237.1  $   714.1  $   761.8    $  18,189.4
                                                                 =============  =========  =========    ===========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3 -- Investments (continued)

  The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                          Amortized           Fair
                                                             Cost             Value
                                                          ---------           -----
                                                                (in millions)
Held-to-Maturity:
Due in one year or less................................ $        901.6  $        919.4
Due after one year through five years..................        3,332.4         3,396.6
Due after five years through ten years.................        3,080.9         3,144.0
Due after ten years....................................        3,469.5         3,124.9
                                                        --------------  --------------
                                                              10,784.4        10,584.9
Mortgage-backed securities.............................        1,104.2         1,066.3
                                                        --------------  --------------
 Total................................................. $     11,888.6  $     11,651.2
                                                        ==============  ==============
Available-for-Sale:
Due in one year or less................................ $        567.0  $        575.6
Due after one year through five years..................        3,363.0         3,356.3
Due after five years through ten years.................        3,798.5         3,758.2
Due after ten years....................................        4,631.4         4,846.0
                                                        --------------  --------------
                                                              12,359.9        12,536.1
Mortgage-backed securities.............................        3,430.4         3,487.4
                                                        --------------  --------------
 Total................................................. $     15,790.3  $     16,023.5
                                                        ==============  ==============

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $24.3 million and $8.5 million for the years ended December 31, 1999 and 1998, respectively, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of our property and casualty operations in 1999. The related net realized gains on the sales were $0.9 million in 1999. There were no such gains in 1998.

  The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2000, 1999 and 1998 amounted to $7.9 million, $15.4 million, and ($6.6) million, respectively.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $87.1 million and $278.1 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3 -- Investments (continued)

  For 2000, 1999 and 1998, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $162.3 million, $170.8 million, and $178.1 million, respectively.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below. Included in deductions in 2000 are $13.5 million of allowances for probable losses on mortgage loans transferred to the closed block.

                                           Balance at                          Balance at
                                           Beginning                             End Oo
                                            of Year    Additions   Deductions     Year
                                           ---------- -----------  ----------  ----------
                                                          (in millions)
Year ended December 31, 2000
 Mortgage loans on real estate............ $    110.4  $      5.4  $     45.8  $     70.0
 Real estate to be disposed of............       58.1        17.1        31.7        43.5
                                           ----------  ----------  ----------  ----------
 Total.................................... $    168.5  $     22.5  $     77.5  $    113.5
                                           ----------  ----------  ----------  ----------
Year ended December 31, 1999
 Mortgage loans on real estate............ $    111.0  $     39.3  $     39.9  $    110.4
 Real estate to be disposed of............      112.0        22.5        76.4        58.1
                                           ----------  ----------  ----------  ----------
 Total.................................... $    223.0  $     61.8  $    116.3  $    168.5
                                           ----------  ----------  ----------  ----------
Year ended December 31, 1998
 Mortgage loans on real estate............ $    127.3  $     15.9  $     32.2  $    111.0
 Real estate to be disposed of............       25.5        97.0        10.5       112.0
                                           ----------  ----------  ----------  ----------
 Total.................................... $    152.8  $    112.9  $     42.7  $    223.0
                                           ==========  ==========  ==========  ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 3 -- Investments (continued)

  At December 31, 2000 and 1999, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                          December 31,
                                                                         --------------
                                                                          2000    1999
                                                                         ------  ------
                                                                          (in millions)
Impaired mortgage loans on real estate with provision for losses.......  $ 57.6  $147.1
Provision for losses...................................................   (16.8)  (43.2)
                                                                         ------  ------
Net impaired mortgage loans on real estate.............................  $ 40.8  $103.9
                                                                         ======  ======

  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                       Year Ended
                                                                      December 31,
                                                                 ----------------------
                                                                  2000    1999    1998
                                                                 ------  ------  ------
                                                                      (in millions)
Average recorded investment in impaired loans..................  $102.4  $137.9  $210.8
Interest income recognized on impaired loans...................     2.9     4.9     2.7

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  Restructured commercial mortgage loans aggregated $68.3 million and $133.1 million as of December 31, 2000 and 1999, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                Year Ended
                                                               December 31,
                                                          ----------------------
                                                           2000    1999    1998
                                                          ------  ------  ------
                                                               (in millions)
Expected................................................. $  5.8  $ 12.0  $ 23.7
Actual...................................................    5.2     7.9    12.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 3 -- Investments (continued)

  At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                Carrying          Geographic                      Carrying
Property Type                    Amount           Concentration                    Amount
-------------                 -------------       -------------                 ------------
                              (in millions)                                     (in millions)
Apartments................... $     2,082.4       East North Central........... $       907.8
Hotels.......................         351.6       East South Central...........         475.0
Industrial...................         784.3       Middle Atlantic..............       1,115.8
Office buildings.............       1,990.2       Mountain.....................         312.6
Retail.......................       1,284.3       New England..................         682.5
1-4 Family...................          71.8       Pacific......................       1,573.9
Mixed Use....................         234.9       South Atlantic...............       1,678.9
Agricultural.................       2,104.2       West North Central...........         296.1
Other........................         135.2       West South Central...........         659.9
                                                  Canada/Other.................       1,336.4
Allowance for losses.........         (70.0)      Allowance for losses.........         (70.0)
                              -------------                                     -------------
 Total....................... $     8,968.9       Total........................ $     8,968.9
                              =============                                     =============

  Mortgage loans with outstanding principal balances of $27.8 million, bonds with amortized cost of $117.1 million and real estate with a carrying value of $1.1 million were non-income producing for the year ended December 31, 2000.

  Depreciation expense on investment real estate was $9.5 million, $8.1 million, and $41.7 million in 2000, 1999, and 1998, respectively. Accumulated depreciation was $66.2 million and $60.5 million at December 31, 2000 and 1999, respectively.

  Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $183.6 million and $201.7 million at December 31, 2000 and 1999, respectively. Total combined assets of these joint ventures and partnerships were $1,235.0 million and $1,134.2 million (consisting primarily of investments), and total combined liabilities were $313.0 million and $267.1 million (including $124.8 million and $133.2 million of non-recourse notes payable to banks) at December 31, 2000 and 1999, respectively. Total combined revenues and expenses of such joint ventures and partnerships were $1,908.4 million and $1,720.0 million, respectively, resulting in $188.4 million of total combined income from operations before income taxes in 2000. Total combined revenues of such joint ventures and partnerships were $346.7 million and $1,435.6 million, and total combined expenses were $145.2 million and $1,128.0 million, respectively, resulting in $201.5 million and $307.6 million of total combined income from operations before income taxes in 1999 and 1998, respectively. Net investment income on investments accounted for on the equity method totaled $143.8 million, $65.1 million and $70.0 million in 2000, 1999, and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 4 -- Derivatives

  The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                                                                                 Assets (Liabilities)
                                                Number of Contracts/       -----------------------------------------------------
                                                  Notional Amount                    2000                         1999
                                               ----------------------      ------------------------     ------------------------
                                                                           Carrying         Fair        Carrying         Fair
                                                 2000          1999          Value          Value         Value          Value
                                               --------      --------      ---------      ---------     ---------      ---------
                                                                                    (in millions)
Asset Hedges:
 Futures contracts to sell securities........     5,874        19,288      $   (17.6)     $   (17.6)    $    32.2      $    32.2
 Interest rate swap agreements
    Notional.................................  $6,896.1      $5,824.0         (178.2)        (290.4)         82.9           94.7
    Average fixed rate-paid..................      6.90%         6.91%            --             --            --             --
    Average float rate-received..............      6.67%         6.06%            --             --            --             --
 Interest rate cap agreements................  $   42.2      $   80.0            0.1            0.1           0.2            0.2
 Interest rate swaption agreements...........        30          30.0           (1.3)          (1.3)         (3.6)          (3.6)
 Currency rate swap
    agreements...............................     515.0         541.0           11.4           11.4           9.1            9.1
 Equity collar agreements....................        --            --           11.7           11.7          53.0           53.0
Liability Hedges:
 Futures contracts to acquire
  securities.................................       647         4,075            1.4            1.4          (0.9)          (0.9)
 Interest rate swap agreements
    Notional.................................  $3,008.2      $3,780.0             --          114.3            --         (113.0)
    Average fixed rate-received..............      6.79%         6.97%            --             --            --             --
    Average float rate-paid..................      6.68%         6.06%            --             --            --             --
 Interest rate swaps
  (receive CMT rate).........................  $  491.3      $  648.7             --           (5.2)           --            1.9
 Interest rate cap agreements................     279.4         279.4            2.1            2.1           5.6            5.6
 Interest rate floor agreements..............   8,328.0         125.0           59.0           59.0           0.1            0.1
 Currency rate swap agreements...............   3,423.4       5,470.2             --         (473.0)           --          (57.4)

  Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

  The interest rate swap agreements expire in 2001 to 2029. The interest rate cap agreements expire in 2001 to 2007 and interest rate floor agreements expire in 2010. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2001 to 2021. The equity collar agreements expire in 2003.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 4 -- Derivatives (continued)

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.


Note 5 -- Income Taxes

     The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes four domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company, Investors Partner Life Insurance Company and Investors Guaranty Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, Inc. and John Hancock International Holdings, Inc.

     In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it is subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimates its taxes for the current year based on estimated industry earnings rates and revises these estimates up or down when the earnings rates are finalized and published by the IRS in the subsequent year.

     Income before income taxes, minority interest and cumulative effect of accounting change includes the following:

                                                                       Year Ended December 31,
                                                               --------------------------------------
                                                                  2000          1999           1998
                                                               ----------     ---------     ---------
                                                                            (in millions)
Domestic .................................................     $  1,125.5     $   211.7     $   585.1
Foreign ..................................................           69.6          48.2          32.2
                                                               ----------     ---------     ---------
Income before income taxes, minority interest and
   cumulative effect of accounting change ................     $  1,195.1     $   259.9     $   617.3
                                                               ==========     =========     =========


                       JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 5 -- Income Taxes (continued)

     The components of income taxes were as follows:


                                                  Year Ended December 31,
                                              --------------------------------
                                                2000        1999        1998
                                              --------   ---------   ---------
                                                       (in millions)
Current taxes:
 Federal .................................    $   18.1   $   (62.5)  $   223.6
 Foreign .................................         7.5         2.6         1.9
 State ...................................        12.0         5.8         6.3
                                              --------   ---------   ---------
                                                  37.6       (54.1)      231.8
Deferred taxes:
 Federal .................................       284.7       137.7       (64.5)
 Foreign .................................        23.1        15.4         7.7
 State ...................................        (1.0)       (1.1)       (0.9)
                                              --------   ---------   ---------
                                                 306.8       152.0       (57.7)
                                              --------   ---------   ---------
Total income taxes .......................    $  344.4   $    97.9   $   174.1
                                              ========   =========   =========

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes, minority interest and cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                             Year Ended December 31,
                                                      -----------------------------------
                                                         2000         1999         1998
                                                      ---------    ---------    ---------
                                                                 (in millions)
Tax at 35%                                            $   418.2    $    91.0    $   216.1
Add (deduct):
 Equity base tax ................................         (46.0)        22.2        (19.9)
 Prior year taxes ...............................          (0.3)         2.1          5.8
 Tax credits ....................................         (20.6)       (12.9)       (13.0)
 Foreign taxes ..................................           0.4          1.0          2.5
 Tax exempt investment income ...................         (16.4)       (19.4)       (24.4)
 Non-taxable gain on sale of subsidiary .........            --        (15.4)          --
 Disallowed demutualization expenses ............            --         31.1           --
 Other ..........................................           9.1         (1.8)         7.0
                                                      ---------    ---------    ---------
  Total income taxes ............................     $   344.4    $    97.9    $   174.1
                                                      =========    =========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 5 -- Income Taxes (continued)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                  December 31,
                                                            -----------------------
                                                               2000         1999
                                                            ----------   ----------
                                                                 (in millions)
Deferred tax assets:
 Policy reserve adjustments ............................    $    458.8   $    803.1
 Other postretirement benefits .........................         149.4        151.1
 Book over tax basis of investments ....................         168.7        119.7
 Dividends payable to policyholders ....................         117.6        129.0
 Unearned premium ......................................          93.3         58.3
 Interest ..............................................          38.3         38.3
 Other .................................................            --         67.0
                                                            ----------   ----------
  Total deferred tax assets ............................       1,026.1      1,366.5
                                                            ----------   ----------

Deferred tax liabilities:
 Deferred policy acquisition costs .....................         777.6        805.1
 Depreciation ..........................................         212.2        232.1
 Basis in partnerships .................................         109.8        159.2
 Market discount on bonds ..............................          64.2         59.2
 Pension plan expense ..................................         114.6         82.5
 Capitalized charges related to mutual funds ...........          56.9         71.8
 Unrealized gains ......................................         112.6         34.5
 Other .................................................          74.2           --
                                                            ----------   ----------
  Total deferred tax liabilities .......................       1,522.1      1,444.4
                                                            ----------   ----------
  Net deferred tax liabilities .........................    $    496.0   $     77.9
                                                            ==========   ==========

     The Company received an income tax refund of $24.3 million, and made income tax payments of $86.2 million, and $158.8 million in 2000, 1999 and 1998, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6 -- Closed Block

     Under the Plan, on February 1, 2000, the Company created a closed block for the benefit of policies included therein. The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                             December 31,  February 1,
                                                                                                 2000          2000
                                                                                             -----------   -----------
                                                                                                   (in millions)
Assets
Investments
Fixed maturities:
   Held-to-maturity -- at amortized cost
     (fair value: December 31--$2,327.4; February 1--$2,259.6) ..........................    $   2,269.9   $   2,270.7
   Available-for-sale -- at fair value
     (cost: December 31 -- $2,378.7; February 1 -- $ 2,275.1) ...........................        2,353.0       2,199.2
Equity securities:
   Available-for-sale -- at fair value (cost: December 31 -- $5.3; February 1 -- $6.4)...            6.3           3.4
Mortgage loans on real estate ...........................................................        1,930.6       1,875.9
Policy loans ............................................................................        1,540.6       1,561.2
Short-term investments ..................................................................           62.1          --
Other invested assets ...................................................................           40.7           5.3
                                                                                             -----------   -----------
   Total Investments ....................................................................        8,203.2       7,915.7
Cash and cash equivalents ...............................................................          305.6         158.6
Accrued investment income ...............................................................          149.3         136.2
Premiums and accounts receivable ........................................................           27.1           4.0
Deferred policy acquisition costs .......................................................          947.3       1,062.5
Other assets ............................................................................           77.5          66.0
                                                                                             -----------   -----------
   Total closed block assets ............................................................    $   9,710.0   $   9,343.0
                                                                                             ===========   ===========

Liabilities
Future policy benefits ..................................................................    $   9,910.5   $   9,732.8
Policyholders' funds ....................................................................        1,459.5       1,885.4
Other liabilities .......................................................................          665.9         500.1
                                                                                             -----------   -----------
   Total closed block liabilities .......................................................    $  12,035.9   $  12,118.3
                                                                                             ===========   ===========

                                                                For the Period
                                                             February 1, through
                                                              December 31, 2000
                                                                (in millions)

Revenues
   Premiums ..............................................       $    865.0
   Net investment income .................................            591.6
   Realized investment gains, net ........................             11.7
   Other expense .........................................             (0.6)
                                                                 ----------
     Total revenues ......................................          1,467.7

Benefits and Expenses
   Benefits to policyholders .............................            870.0
   Other operating costs and expenses ....................            (10.0)
   Amortization of deferred policy acquisition costs .....             76.5
   Dividends to policyholders ............................            407.1
                                                                 ----------
     Total benefits and expenses .........................          1,343.6
                                                                 ----------
     Contribution from the closed block ..................       $    124.1
                                                                 ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 6--Closed Block (continued)

  Gross losses of $7.2 million in 2000 were realized on sales of available-for-sale securities allocated to the closed block. There were no gross gains realized in 2000.

  Investments in held-to-maturity securities and available-for-sale securities allocated to the closed block are summarized below:

                                                                                 Gross      Gross
                                                                  Amortized   Unrealized  Unrealized    Fair
                                                                     Cost        Gains      Losses      Value
                                                                  ----------  ----------  ----------  ----------
                                                                                  (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities............................................. $  2,157.0  $     94.6  $     33.4  $  2,218.2
Mortgage-backed securities.......................................       98.3         1.2         4.8        94.7
Obligations of states and political subdivisions.................       14.6         0.1         0.2        14.5
                                                                  ----------  ----------  ----------  ----------
    Total........................................................ $  2,269.9  $     95.9  $     38.4  $  2,327.4
                                                                  ==========  ==========  ==========  ==========
Available-for-Sale:
Corporate securities............................................. $  1,485.4  $     42.8  $     80.4  $  1,447.8
Mortgage-backed securities.......................................      784.9        14.5         8.5       790.9
Obligations of states and political subdivisions.................       11.3         0.4          --        11.7
Debt securities issued by foreign governments....................       84.0         6.7         1.4        89.3
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies.......................................       13.1         0.2          --        13.3
                                                                  ----------  ----------  ----------  ----------
Total fixed maturities...........................................    2,378.7        64.6        90.3     2,353.0
Equity securities................................................        5.3         1.6         0.6         6.3
                                                                  ----------  ----------  ----------  ----------
  Total.......................................................... $  2,384.0  $     66.2  $     90.9  $  2,359.3
                                                                  ==========  ==========  ==========  ==========

   The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                    Amortized    Fair
                                                      Cost       Value
                                                   ----------  ----------
                                                       (in millions)
Held-to-Maturity:
Due in one year or less.........................   $    202.2  $    206.0
Due after one year through five years...........        803.6       821.2
Due after five years through ten years..........        587.1       614.1
Due after ten years.............................        578.7       591.4
                                                   ----------  ----------
                                                      2,171.6     2,232.7
Mortgage-backed securities......................         98.3        94.7
                                                   ----------  ----------
 Total..........................................   $  2,269.9  $  2,327.4
                                                   ==========  ==========
Available-for-Sale:
Due in one year or less.........................   $     64.5  $     66.0
Due after one year through five years...........        431.7       431.4
Due after five years through ten years..........        473.8       466.8
Due after ten years.............................        623.8       597.9
                                                   ----------  ----------
                                                      1,593.8     1,562.1
Mortgage-backed securities......................        784.9       790.9
                                                   ----------  ----------
 Total..........................................   $  2,378.7  $  2,353.0
                                                   ==========  ==========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 6--Closed Block (continued)

  At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                Carrying          Geographic                      Carrying
Property Type                    Amount           Concentration                    Amount
-------------                 -------------       -------------                 -------------
                              (in millions)                                     (in millions)
Apartments................... $       324.3       East North Central........... $       201.1
Hotels.......................          66.1       East South Central...........          58.5
Industrial...................         127.2       Middle Atlantic..............         378.0
Office buildings.............         494.6       Mountain.....................          92.1
Retail.......................         350.4       New England..................         162.0
1-4 Family...................            --       Pacific......................         420.7
Mixed Use....................          41.8       South Atlantic...............         384.5
Agricultural.................         433.1       West North Central...........          74.9
Other........................         106.6       West South Central...........         162.7
                                                  Canada/Other.................           9.6
Allowance for losses.........         (13.5)      Allowance for losses.........         (13.5)
                              -------------                                     -------------
 Total....................... $     1,930.6       Total........................ $     1,930.6
                              =============                                     =============

Note 7--Debt and Line of Credit

  Short-term and long-term debt consists of the following:

                                                                                              December 31,
                                                                                        ----------------------
                                                                                          2000          1999
                                                                                        --------      --------
                                                                                            (in millions)
Short-term Debt:
 Commercial paper...................................................................... $  222.3      $  380.6
 Current maturities of long-term debt..................................................     23.0          73.2
                                                                                        --------      --------
Total short-term debt..................................................................    245.3         453.8
                                                                                        --------      --------
Long-term Debt:
 Surplus notes, 7.38% maturing in 2024.................................................    447.2         447.1
 Notes payable, interest ranging from 5.43% to 9.60%, due in varying amounts to 2005...    109.8         163.0
                                                                                        --------      --------
Total long-term debt...................................................................    557.0         610.1
Less current maturities................................................................    (23.0)        (73.2)
                                                                                        --------      --------
Long-term debt.........................................................................    534.0         536.9
                                                                                        --------      --------
  Total debt........................................................................... $  779.3      $  990.7
                                                                                        ========      ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 7--Debt and Line of Credit (continued)

  The Company issues commercial paper primarily to take advantage of current investment opportunities, balance operating cash flows and existing commitments and meet working capital needs. The weighted average interest rate for outstanding commercial paper at December 31, 2000 and 1999 was 6.59% and 6.28%, respectively. The weighted average life for outstanding commercial paper at December 31, 2000 and 1999 was approximately 26 days and 11 days, respectively. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

  The issuance of surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance.

  At December 31, 2000, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million of which expires on August 2, 2001 and $500.0 million of which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2000. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

  Aggregate maturities of long-term debt are as follows: 2001--$23.0 million; 2002--$38.0 million; 2003--$22.9 million; 2004--$6.0 million; 2005--$19.9 million and thereafter--$447.2 million.

  Interest expense on debt, included in other operating costs and expenses, was $63.4 million, $70.1 million, and $76.7 million in 2000, 1999 and 1998, respectively. Interest paid amounted to $63.4 million in 2000, $70.1 million in 1999, and $76.7 million in 1998.

Note 8--Minority Interest

  Minority interest relates to the portion of John Hancock Canadian Holdings Limited (JHCH) owned by JHFS and the preferred stock issued by Maritime, an indirect majority owned subsidiary of the Company.

  As of October 1, 2000, the Company sold 45% of the common stock of JHCH, the parent company of Maritime, to JHFS for cash of $222.3 million. No gain or loss was recognized on the transaction. For financial reporting purposes, the assets, liabilities, and earnings of JHCH are consolidated in the Company's financial statements. JHFS's interest in JHCH of $196.8 million as of December 31, 2000 and the related income attributable to the interest of $5.2 million in 2000 is reflected in Minority Interest in the consolidated balance sheets and statements of income. The Board of Directors of JHFS also has authorized the purchase of the remaining JHCH shares from the Company over time as well as the shares of certain other foreign subsidiaries.

  On November 19, 1999, Maritime issued $68.2 million of Non-Cumulative Redeemable Second Preferred Shares, Series 1 (Series 1 Preferred Shares) at a price of 25 Canadian dollars per share. Dividends on the Series 1 Preferred Shares are payable quarterly, through December 31, 2004, at a rate of 0.38125 Canadian dollars per share. Commencing on January 1, 2005, the Series 1 Preferred Shares dividends will be calculated by applying 25 Canadian dollars to the greater of one quarter of 90% of prime rate and 5.85%. The Series 1 Preferred Shares are nonvoting and redeemable at Maritime's sole option any time after December 31, 2004 at a price of 25.50 Canadian dollars plus all declared and unpaid dividends. In addition, shareholders as of December 31, 2004 have the option to convert their Series 1 Preferred Shares to Non-Cumulative Redeemable Second Preferred Shares, Series 2 (Series 2 Preferred Shares). The Series 2 Preferred Shares will have a dividend rate of not less than 95% of the yield of certain bonds of the Government of Canada.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 8--Minority Interest (continued)

  In 1986, Maritime issued $25.3 million of Series A Cumulative Redeemable Preferred Stock (Preferred Stock). Dividends on the Preferred Stock are payable quarterly at 18% of the average of two prime rates of two specified Canadian banks. The Preferred Stock is nonvoting and redeemable at Maritime's sole option at a price of 25 Canadian dollars per share.

Note 9--Reinsurance

  The effect of reinsurance on premiums written and earned was as follows:

                                                       2000                         1999                        1998
                                             -------------------------   -------------------------   -------------------------
                                                     Premiums                     Premiums                    Premiums
                                             -------------------------   -------------------------   -------------------------
                                               Written        Earned       Written        Earned       Written        Earned
                                             -----------   -----------   -----------   -----------   -----------   -----------
                                                                                 (in millions)
Life, Health and Annuity:
 Direct..................................... $   3,158.1   $   3,157.4   $   3,437.1   $   3,435.2   $   2,830.4   $   2,828.4
 Assumed....................................       465.1         465.1         312.5         312.5         351.9         351.9
 Ceded......................................    (1,432.1)     (1,432.1)     (1,336.7)     (1,336.7)     (1,071.4)     (1,071.3)
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Net life, health and annuity premiums.....     2,191.1       2,190.4       2,412.9       2,411.0       2,110.9       2,109.0
                                             -----------   -----------   -----------   -----------   -----------   -----------
Property and Casualty:
 Direct.....................................          --            --            --            --           0.4           7.1
 Assumed....................................          --            --           0.3           0.3            --           1.9
 Ceded......................................          --            --            --            --          (0.4)         (9.0)
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Net property and casualty premiums........          --            --           0.3           0.3            --            --
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Net premiums.............................. $   2,191.1   $   2,190.4   $   2,413.2   $   2,411.3   $   2,110.9   $   2,109.0
                                             ===========   ===========   ===========   ===========   ===========   ===========

  For the years ended December 31, 2000, 1999 and 1998, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $734.5 million, $576.3 million, and $814.6 million, respectively.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 9--Reinsurance (continued)

  In connection with the coinsurance arrangement, the Company initially secured a $397.0 million letter of credit facility with a group of banks. Under the terms of the letter of credit facility agreement, the banks agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to the amount of the letter of credit for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $272.0 million effective March 1, 2000 and is scheduled to be reduced again to $127.0 million on March 1, 2001. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2000, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans

  The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $102.2 million in 2000, $97.6 million in 1999, and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

  The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2000 or 1999. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $256.3 million, and $244.3 million, respectively, at December 31, 2000, and $257.4 million and $239.3 million, respectively, at December 31, 1999. Non-qualified plan assets, at fair value, were $0.8 million and $1.0 million at December 31, 2000 and 1999, respectively.

  Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.2 million, $9.4 million, and $8.1 million, in 2000, 1999 and 1998, respectively.

  In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

  Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

  The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2000 and 1999, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

     Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
                                  (continued)

  The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                                                           Year Ended December 31,
                                                          -------------------------------------------------------
                                                                                          Other Postretirement
                                                                Pension Benefits                 Benefits
                                                          --------------------------     ------------------------
                                                             2000            1999          2000            1999
                                                          ---------       ----------     --------       ---------
                                                                               (In millions)
Change in benefit obligation:
 Benefit obligation at beginning of year..............    $ 1,967.6       $  1,839.8     $  443.2       $   441.1
 Service cost.........................................         36.8             35.7          7.8             7.5
 Interest cost........................................        134.1            121.2         31.4            28.7
 Amendments...........................................        (10.3)            19.9           --              --
 Actuarial (gain) loss................................       (136.8)            32.6         36.4            (4.7)
 Translation (gain) loss..............................         (1.5)             2.1           --              --
 Benefits paid........................................       (113.6)          (115.1)       (32.0)          (29.4)
 Acquisition of subsidiary............................           --             44.6          6.5              --
 Curtailment..........................................           --            (13.2)          --              --
                                                          ---------       ----------     --------       ---------
 Benefit obligation at end of year....................      1,876.3          1,967.6        493.3           443.2
                                                          ---------       ----------     --------       ---------
Change in plan assets:
 Fair value of plan assets at beginning of year.......      2,476.5          2,251.1        232.9           215.2
 Actual return on plan assets.........................        132.6            281.5          0.3            17.7
 Employer contribution................................         12.6             11.5         35.5              --
 Benefits paid........................................       (113.6)          (108.4)        (7.3)             --
 Translation (loss) gain..............................         (2.3)             3.5           --              --
 Acquisition of subsidiary............................           --             50.2           --              --
 Curtailment..........................................           --            (12.9)          --              --
                                                          ---------       ----------     --------       ---------
 Fair value of plan assets at end of year.............      2,505.8          2,476.5        261.4           232.9
                                                          ---------       ----------     --------       ---------
Funded status.........................................        629.5            508.9       (231.9)         (210.3)
Unrecognized actuarial gain...........................       (400.6)          (366.0)      (139.7)         (182.8)
Unrecognized prior service cost.......................         24.2             39.1         (1.4)           (1.6)
Unrecognized net transition asset.....................         (6.3)           (11.8)          --              --
                                                          ---------       ----------     --------       ---------
Prepaid (accrued) benefit cost, net...................    $   246.8       $    170.2     $ (373.0)      $  (394.7)
                                                          =========       ==========     ========       =========
Amounts recognized in balance sheet consist of:
  Prepaid benefit cost................................    $   396.4       $    299.4
  Accrued benefit liability...........................       (243.5)          (238.9)
  Intangible asset....................................          6.0              7.9
  Accumulated other comprehensive income..............         87.9            101.8
                                                          ---------       ----------
Prepaid benefit cost, net.............................    $   246.8       $    170.2
                                                          =========       ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

  The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                                     Year Ended December 31,
                                            ------------------------------------------
                                                                          Other
                                                 Pension              Postretirement
                                                 Benefits                Benefits
                                            -------------------    -------------------
                                             2000        1999        2000        1999
                                             ----        ----        ----        ----
Discount rate..............................  7.25%       7.00%       7.25%       7.00%
Expected return on plan assets.............  9.00%       8.50%       9.00%       8.50%
Rate of compensation increase..............  4.77%       4.77%       4.77%       4.77%

  For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

  For the prior valuation, an 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

  The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:

                                                                          Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                                                                                             Other
                                                              Pension                                    Postretirement
                                                              Benefits                                      Benefits
                                             -----------------------------------------    ------------------------------------------
                                                 2000          1999           1998             2000           1999           1998
                                             ------------  ------------   ------------    -------------   ------------   -----------
                                                                               (in millions)
Service cost............................... $     36.8      $     35.7      $     34.6      $     7.8      $     7.5      $     7.1
Interest cost..............................      134.1           121.2           117.5           31.4           28.7           29.1
Expected return on plan assets.............     (217.4)         (186.6)         (168.5)         (24.1)         (18.3)         (14.7)
Amortization of transition asset...........      (12.7)          (12.1)          (11.7)            --             --             --
Amortization of prior service cost.........        4.6             3.9             6.5           (0.2)          (0.2)          (0.3)
Recognized actuarial gain..................      (10.9)           (8.1)           (2.6)          (8.8)          (8.5)          (7.8)
Other......................................         --            (3.8)           (1.2)            --             --             --
                                            ----------      ----------      ----------      ---------      ---------      ---------
 Net periodic benefit (credit) cost........ $    (65.5)     $    (49.8)     $    (25.4)     $     6.1      $     9.2      $    13.4
                                            ==========      ==========      ==========      =========      =========      =========

  Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                            1-Percentage      1-Percentage
                                                                           Point Increase    Point Decrease
                                                                           --------------    --------------
                                                                                  (in millions)
Effect on total of service and interest costs in 2000...................... $        4.6   $         (2.2)
Effect on postretirement benefit obligations as of December 31, 2000.......         34.5            (29.9)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 11--Commitments and Contingencies

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $172.8 million and $496.6 million at December 31, 2000 and 1999, respectively. Costs incurred related to the settlement were $140.2 million and $230.8 million, in 1999 and 1998, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that is was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision.

Note 12--Shareholder's Equity

 (a) Common Stock

  As result of the demutualization, as described in Note 1, the Company was converted to a stock life insurance company and has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized). All of the outstanding common stock of the Company is owned by JHFS.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

  (b) Other Comprehensive Income

     The components of accumulated other comprehensive income are as follows:

                                                                                               Foreign                  Accumulated
                                                                                 Net           Currency     Minimum        Other
                                                                              Unrealized     Translation    Pension    Comprehensive
                                                                            Gains (Losses)    Adjustment   Liability       Income
                                                                            --------------   -----------   ---------   -------------
                                                                                                   (in millions)
Balance at January 1, 1998.................................................   $   520.3       $   (44.1)   $   (29.5)    $   446.7
Gross unrealized gains (losses) (net of deferred income tax benefit of
 $56.7 million)............................................................      (121.3)             --           --        (121.3)
Less reclassification adjustment for (gains)
 losses, realized in net income (net of tax expense of $61.4 million)......      (113.9)             --           --        (113.9)
Participating group annuity contracts (net of deferred income tax
 expense of $31.1 million).................................................        57.7              --           --          57.7
Adjustment to deferred policy acquisition costs and present value of
 future profits (net of deferred income tax expense of $15.5 million)......        28.9              --           --          28.9
                                                                              ---------       ---------    ---------     ---------
Net unrealized gains (losses)..............................................      (148.6)             --           --        (148.6)
Foreign currency translation adjustment....................................          --            (6.0)          --          (6.0)
Minimum pension liability (net of deferred income tax benefit of
 $6.2 million).............................................................          --              --         (8.8)         (8.8)
                                                                              ---------       ---------    ---------     ---------
Balance at December 31, 1998...............................................   $   371.7       $   (50.1)   $   (38.3)    $   283.3
                                                                              =========       =========    =========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

                                                                                               Foreign                  Accumulated
                                                                                 Net           Currency     Minimum        Other
                                                                              Unrealized     Translation    Pension    Comprehensive
                                                                            Gains (Losses)    Adjustment   Liability       Income
                                                                            --------------   -----------   ---------   -------------
                                                                                                   (in millions)
Balance at December 31, 1998...............................................   $   371.7       $   (50.1)   $   (38.3)    $   283.3
Gross unrealized gains (losses) (net of deferred income tax benefit of
 $275.6 million)...........................................................      (503.9)             --           --        (503.9)
Less reclassification adjustment for (gains)
 losses, realized in net income (net of tax expense of $5.4 million).......       (10.0)             --           --         (10.0)
Participating group annuity contracts (net of deferred income tax
 expense of $40.1 million).................................................        74.6              --           --          74.6
Adjustment to deferred policy acquisition costs and present value of
 future profits (net of deferred income tax expense of $71.3 million)......       132.3              --           --         132.3
                                                                              ---------       ---------    ---------     ---------
Net unrealized gains (losses)..............................................      (307.0)             --           --        (307.0)
Foreign currency translation adjustment....................................          --            16.9           --          16.9
Minimum pension liability (net of deferred income tax benefit of
 $12.3 million)............................................................          --              --        (22.9)        (22.9)
                                                                              ---------       ---------    ---------     ---------
Balance at December 31, 1999...............................................   $    64.7       $   (33.2)   $   (61.2)    $   (29.7)
                                                                              ---------       ---------    ---------     ---------
Gross unrealized gains (losses) (net of deferred income tax expense of
 $37.1 million)............................................................        46.2                                       46.2
Less reclassification adjustment for (gains) losses, realized in net
 income (net of tax benefit of $62.0 million)..............................       115.2                                      115.2
Participating group annuity contracts (net of deferred income tax
 benefit of $3.6 million)..................................................        (6.8)                                      (6.8)
Adjustment to deferred policy acquisition costs and present value of future profits (net of deferred income tax benefit of
 $17.5 million)............................................................       (32.6)                                     (32.6)
                                                                              ---------                                  ---------
Net unrealized gains (losses)..............................................       122.0                                      122.0
Foreign currency translation adjustment....................................                       (19.1)                     (19.1)
Minimum pension liability (net of deferred income tax expense of
 $4.4 million).............................................................                                      8.2           8.2
Minority interest..........................................................        (3.9)           (0.6)                      (4.5)
                                                                              ---------       ---------    ---------     ---------
Balance at December 31, 2000...............................................   $   182.8       $   (52.9)   $   (53.0)    $    76.9
                                                                              =========       =========    =========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                                                                        Year Ended
                                                                                          ---------------------------------------
                                                                                             2000          1999           1998
                                                                                          ---------      ---------      ---------
                                                                                                       (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities....................................................................   $   207.5      $  (191.7)     $   730.6
   Equity investments..................................................................       265.3          144.0          239.0
   Derivatives and other...............................................................      (149.1)         110.8         (111.5)
                                                                                          ---------      ---------      ---------
Total..................................................................................       323.7           63.1          858.1
Amounts of unrealized investment (gains) losses attributable to:
  Participating group annuity contracts................................................       (34.4)         (24.0)        (138.7)
  Deferred policy acquisition cost and present value of future profits.................        10.0           60.1         (143.5)
  Deferred federal income taxes........................................................      (112.6)         (34.5)        (204.2)
  Minority interest....................................................................        (3.9)            --             --
                                                                                          ---------      ---------      ---------
Total..................................................................................      (140.9)           1.6         (486.4)
                                                                                          ---------      ---------      ---------
Net unrealized investment gains........................................................   $   182.8      $    64.7      $   371.7
                                                                                          =========      =========      =========


  Statutory Results

     The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis. In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

     Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company, and Investors Guaranty Life Insurance Company.

                                                                                             2000          1999           1998
                                                                                          ---------      ---------      ---------
                                                                                                       (in millions)
Statutory net income...................................................................   $   617.6      $   573.2      $   627.3
Statutory surplus......................................................................     3,700.5        3,456.7        3,388.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.


Note 13--Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, and 401(k) services. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     Institutional-Guaranteed And Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

     Institutional-Investment Management Segment. Offers a wide range of investment management products and services to institutional investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

     Corporate and Other Segment. Primarily consists of the Company's international insurance operations, certain corporate operations, and businesses that are either disposed or in run-Off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs and amounts credited to participating pension contractholder accounts (the adjustment for realized investment gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting change.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 13--Segment Information (continued)

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                                        Retail                 Institutional  Corporate
                                                          Retail        Asset    Institutional  Investment       and
2000                                                    Protection    Gathering      G&SFP      Management      Other   Consolidated
----                                                    ----------    ---------  -------------  ----------    --------- ------------
Revenues:
 Segment revenues....................................... $ 1,529.7    $ 1,195.9    $ 2,409.4    $  212.0     $ 1,707.6   $  7,054.6
 Realized investment gains (losses), net................     (18.2)        15.4        (64.7)        7.1         152.8         92.4
                                                         ---------    ---------    ---------    --------     ---------   ----------
 Revenues............................................... $ 1,511.5    $ 1,211.3    $ 2,344.7    $  219.1     $ 1,860.4   $  7,147.0
                                                         =========    =========    =========    ========     =========   ==========
 Net investment income.................................. $   604.7    $   445.8    $ 1,741.9    $   22.7     $   435.9   $  3,251.0
Net Income:
 Segment after-tax operating income.....................     252.2        128.8        211.6        46.8         104.0        743.4
 Realized investment gains (losses), net................     (11.5)        18.6        (40.5)        4.4          93.5         64.5
 Restructuring charges..................................      (6.7)        (1.4)        (2.6)         --          (1.3)       (12.0)
 Surplus tax............................................      20.8          0.6          6.5          --          18.1         46.0
 Demutualization expenses...............................       1.6          0.4          0.4          --           0.1          2.5
 Other demutualization related costs....................      (6.8)        (1.3)        (1.7)         --          (0.2)       (10.0)
 Group pension dividend transfer........................        --           --          5.7          --            --          5.7
                                                         ---------    ---------    ---------    --------     ---------   ----------
 Net income............................................. $   249.6    $   145.7    $   179.4    $   51.2     $   214.2   $    840.1
                                                         =========    =========    =========    ========     =========   ==========
Supplemental Information:
 Inter-segment revenues.................................        --           --           --    $   39.1     $   (39.1)          --
 Equity in net income of investees accounted
  for by the equity method.............................. $     7.5    $     3.5    $    11.2        16.8         104.8   $    143.8
 Amortization of deferred policy acquisition costs......      55.6         78.8          2.6          --          46.8        183.8
 Interest expense.......................................       1.1          3.5           --        12.1          46.7         63.4
 Income tax expense.....................................      88.6         57.9         78.3        35.2          84.4        344.4
 Segment assets.........................................  27,049.9     14,067.2     31,161.1     3,124.5      12,378.1     87,780.8
Net Realized Investment Gains Data:
 Net realized investment (losses) gains.................     (34.3)        18.8        (57.8)       10.3         152.9         89.9
 Add capitalization/less amortization of deferred
  policy acquisition costs related to net realized
  investment gains (losses).............................       4.4         (3.5)          --          --            --          0.9
  Less amounts credited to participating pension
    contractholder accounts.............................        --           --         (6.9)         --            --         (6.9)
                                                         ---------    ---------    ---------    --------     ---------   ----------
 Net realized investment (losses) gains, net of related
  amortization of deferred policy acquisition costs
  and amounts credited to participating pension
  contractholders--per consolidated financial
  statements............................................     (29.9)        15.3        (64.7)       10.3         152.9         83.9
 Less realized investment (losses) gains attributable
  to mortgage securitizations...........................        --           --           --         3.2            --          3.2
 Net realized investment gains in the closed block......      11.7           --           --          --            --         11.7
                                                         ---------    ---------    ---------    --------     ---------   ----------
 Realized investment (losses) gains, net-pre-tax
  adjustment made to calculate segment operating
  income................................................     (18.2)        15.3        (64.7)        7.1         152.9         92.4
 Less income tax effect.................................       6.7          3.3         24.2        (2.7)        (59.4)       (27.9)
                                                         ---------    ---------    ---------    --------     ---------   ----------
 Realized investment (losses) gains, net-after-tax
  adjustment made to calculate segment operating
  income................................................ $   (11.5)   $    18.6    $   (40.5)   $    4.4     $    93.5   $     64.5
                                                         =========    =========    =========    ========     =========   ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 13--Segment Information (continued)

                                                                      Retail                   Institutional
                                                           Retail      Asset    Institutional   Investment   Corporate
1999                                                     Protection  Gathering      G&SFP       Management   and Other  Consolidated
----                                                     ----------  ---------  -------------   ----------   ---------  ------------
Revenues:
 Segment revenues....................................... $  2,756.9  $ 1,057.3  $     2,021.8   $    189.9   $ 1,310.5  $   7,336.4
 Realized investment gains (losses), net................      173.6      (11.0)          93.3          3.1       (56.1)       202.9
                                                         ----------  ---------  -------------   ----------   ---------  -----------
 Revenues............................................... $  2,930.5  $ 1,046.3  $     2,115.1   $    193.0   $ 1,254.4  $   7,539.3
                                                         ==========  =========  =============   ==========   =========  ===========
 Net investment income.................................. $  1,101.9  $   388.6  $     1,681.3   $     45.9   $   350.8  $   3,568.5
Net Income:
 Segment after-tax operating income.....................      188.7      115.1          201.7         37.3        67.8        610.6
 Realized investment gains (losses), net................      108.6       (6.9)          58.4          2.0       (42.1)       120.0
 Class action lawsuit...................................         --         --             --           --       (91.1)       (91.1)
 Restructuring charges..................................       (8.6)      (7.3)          (0.6)          --        (0.5)       (17.0)
 Surplus tax............................................      (12.5)      (1.0)          (6.5)          --        (2.2)       (22.2)
 Workers' compensation reinsurance reserves.............         --         --             --           --      (133.7)      (133.7)
 Group pension dividend transfer........................         --         --         (205.8)          --          --       (205.8)
 Demutualization expenses...............................      (61.3)     (13.0)         (16.1)          --        (3.2)       (93.6)
 Other demutualization related costs....................       (4.6)      (0.9)          (1.1)          --        (0.2)        (6.8)
 Cumulative effect of accounting change.................         --       (9.6)            --         (0.1)         --         (9.7)
                                                         ----------  ---------  -------------   ----------   ---------  -----------
 Net income............................................. $    210.3  $    76.4  $        30.0   $     39.2   $  (205.2) $     150.7
                                                         ==========  =========  =============   ==========   =========  ===========
Supplemental Information:
 Inter-segment revenues.................................         --         --             --   $     43.6   $   (43.6)          --
 Equity in net income of investees accounted for by
  the equity method..................................... $     46.2  $    (0.3) $        14.3          3.5         1.4  $      65.1
 Amortization of deferred policy acquisition costs......       69.2       53.5            3.1           --        38.4        164.2
 Interest expense.......................................        0.7        6.2             --          5.3        57.9         70.1
 Income tax expense (credit)............................      138.9       51.9           (7.5)        26.5      (111.9)        97.9
 Segment assets.........................................   25,372.1   14,297.2       30,370.5      3,531.4    11,017.2     84,588.4
Net Realized Investment Gains Data:
 Net realized investment gains (losses).................      228.4      (16.1)          97.4          6.6       (55.3)       261.0
 Less amortization of deferred policy acquisition
  costs related to net realized investment (losses)
  gains.................................................      (54.8)       5.1             --           --        (0.8)       (50.5)
 Less amounts credited to participating pension
  contractholder accounts...............................         --         --          (35.3)          --          --        (35.3)
                                                         ----------  ---------  -------------   ----------   ---------  -----------
 Net realized investment gains (losses), net of related
  amortization of deferred policy acquisition costs
  and amounts credited to participating pension
  contractholders--per consolidated financial
  statements............................................      173.6      (11.0)          62.1          6.6       (56.1)       175.2
 Less realized investment (losses) gains attributable
  to mortgage securitizations and investments
  backing short-term funding agreements.................         --         --          (31.2)         3.5          --        (27.7)
 Less gain on sale of business..........................         --         --             --           --       (33.0)       (33.0)
                                                         ----------  ---------  -------------   ----------   ---------  -----------
 Realized investment gains (losses), net-pre-tax
  adjustment made to calculate segment operating
  income................................................      173.6      (11.0)          93.3          3.1       (89.1)       169.9
 Less income tax effect.................................      (65.0)       4.1          (34.9)        (1.1)       47.0        (49.9)
                                                         ----------  ---------  -------------   ----------   ---------  -----------
 Realized investment gains (losses), net-after-tax
  adjustment made to calculate segment operating
  income................................................ $    108.6  $    (6.9) $        58.4   $      2.0   $   (42.1) $     120.0
                                                         ==========  =========  =============   ==========   =========  ===========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 13--Segment Information (continued)

                                                                      Retail                  Institutional
                                                           Retail      Asset    Institutional  Investment    Corporate
1998                                                     Protection  Gathering      G&SFP      Management    And Other  Consolidated
----                                                    ----------- ----------  ------------- -------------  ---------  ------------
Revenues:
 Segment revenues......................................  $ 2,667.6   $  1,015.3   $  1,731.2    $   143.9    $ 1,103.9   $  6,661.9
 Realized investment gains, net........................       75.3         18.3         30.7          0.2         23.7        148.2
                                                         ---------   ----------   ----------    ---------    ---------   ----------
 Revenues..............................................  $ 2,742.9   $  1,033.6   $  1,761.9    $   144.1    $ 1,127.6   $  6,810.1
                                                         =========   ==========   ==========    =========    =========   ==========
 Net investment income.................................  $ 1,061.2   $    378.0   $  1,576.3    $    24.1    $   288.4   $  3,328.0
Net Income:
 Segment after-tax operating income....................  $   166.1   $    111.1   $    145.7    $    15.4    $    56.3   $    494.6
 Realized investment gains, net........................       49.0         12.0         17.2          0.1         15.4         93.7
 Class action lawsuit..................................         --           --           --           --       (150.0)      (150.0)
 Surplus tax...........................................       11.7          0.3          2.0           --          1.5         15.5
 Demutualization expenses..............................       (7.9)        (1.8)        (1.5)          --         (0.5)       (11.7)
                                                         ---------   ----------   ----------    ---------    ---------   ----------
 Net income............................................  $   218.9   $    121.6   $    163.4    $    15.5    $   (77.3)  $    442.1
                                                         =========   ==========   ==========    =========    =========   ==========
Supplemental Information:
 Inter-segment revenues................................         --           --           --    $    34.3    $   (34.3)          --
 Equity in net income of investees accounted
  for by the equity method.............................  $    54.9           --   $     12.7          0.9          1.5   $     70.0
 Amortization of deferred policy acquisition costs.....      153.9   $     46.8          3.7           --         45.3        249.7
 Interest expense......................................        0.3          8.5           --          7.0         60.9         76.7
 Income tax expense (credit)...........................       82.1         61.5         67.9         10.7        (48.1)       174.1
 Segment assets........................................   25,684.2     12,715.7     29,315.2      3,439.6      5,792.5     76,947.2
Net Realized Investment Gains Data:
 Net realized investment gains (losses)................      112.9         21.9         72.1         (4.2)        23.7        226.4
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains.......................................      (37.6)        (3.6)          --           --           --        (41.2)
 Less amounts credited to participating pension
  contractholder accounts..............................         --           --        (79.1)          --           --        (79.1)
                                                         ---------   ----------   ----------    ---------    ---------   ----------
 Net realized investment gains (losses), net of
  related amortization of deferred policy acquisition
  costs and amounts credited to participating pension
  contractholders--per consolidated financial
  statements...........................................       75.3         18.3         (7.0)        (4.2)        23.7        106.1
 Less realized investment (losses) gains attributable
  to mortgage securitizations and investments backing
  short-term funding agreements........................         --           --        (37.7)        (4.4)          --        (42.1)
 Realized investment gains, net-pre-tax adjustment
  made to calculate segment operating income...........       75.3         18.3         30.7          0.2         23.7        148.2
 Less income tax effect................................      (26.3)        (6.3)       (13.5)        (0.1)        (8.3)       (54.5)
                                                         ---------   ----------   ----------    ---------    ---------   ----------
 Realized investment gains, net-after-tax adjustment
  made to calculate segment operating income...........  $    49.0   $     12.0   $     17.2    $     0.1    $    15.4   $     93.7
                                                         =========   ==========   ==========    =========    =========   ==========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 13--Segment Information (continued)

     The Company operates primarily in the United States, Canada and the Pacific Rim (China, Indonesia, Malaysia, the Philippines, Singapore, and Thailand). The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                              Income Before
                                                         Income Taxes, Minority
                                                         Interest and Cumulative
                                Long-lived                      Effect of
Location            Revenues      Assets       Assets       Accounting Change
--------            --------    ----------   ----------  -----------------------
                                            (in millions)
2000
United States....   $5,823.7      $424.8     $77,978.9          $1,130.7
Canada...........    1,078.6        30.4       9,357.8              58.5
Foreign--other...      244.7         3.4         444.1               5.9
                    --------      ------     ---------          --------
 Total...........   $7,147.0      $458.6     $87,780.8          $1,195.1
                    ========      ======     =========          ========

1999
United States....   $6,560.7      $440.0     $75,777.6          $  211.7
Canada...........      741.9        28.8       8,461.7              41.8
Foreign--other...      236.7         2.2         349.1               6.4
                    --------      ------     ---------          --------
 Total...........   $7,539.3      $471.0     $84,588.4          $  259.9
                    ========      ======     =========          ========

1998
United States....   $6,069.5      $442.5     $71,725.1          $  585.1
Canada...........      512.0        24.9       4,941.6              30.2
Foreign--other...      228.6         2.1         280.5               2.0
                    --------      ------     ---------          --------
 Total...........   $6,810.1      $469.5     $76,947.2          $  617.3
                    ========      ======     =========          ========

     The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 14--Fair Value of Financial Instruments

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 14--Fair Value of Financial Instruments (continued)

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

     Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 14--Fair Value of Financial Instruments (continued)

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                                  December 31,
                                                         --------------------------------------------------------------
                                                                     2000                              1999
                                                         ----------------------------      ----------------------------
                                                          Carrying           Fair           Carrying           Fair
                                                            Value            Value            Value            Value
                                                         -----------      -----------      -----------      -----------
                                                                                  (in millions)
Assets:
 Fixed maturities:
    Held-to-maturity...................................  $  11,888.6      $  11,651.2      $  13,790.2      $  13,438.7
    Available-for-sale.................................     16,023.5         16,023.5         16,959.2         16,959.2
 Equity securities:
    Available-for-sale.................................      1,094.9          1,094.9          1,230.2          1,230.2
    Trading securities.................................        231.6            231.6             84.1             84.1
 Mortgage loans on real estate.........................      8,968.9          9,350.6         10,733.0         10,681.8
 Policy loans..........................................        428.6            428.6          1,938.8          1,938.8
 Short-term investments................................        151.9            151.9            166.9            166.9
 Cash and cash equivalents.............................      2,841.2          2,841.2          1,797.7          1,797.7
Liabilities:
 Debt..................................................        779.3            771.5            990.7            962.8
 Guaranteed investment contracts and
  funding agreements...................................     14,333.9         13,953.8         13,109.3         12,709.1
 Fixed rate deferred and immediate annuities...........      5,195.2          5,101.3          4,801.1          4,656.9
 Supplementary contracts Without life contingencies....         60.0             63.1             56.6             55.7

Derivatives assets/(liabilities) relating to:
 Futures contracts, net................................        (16.2)           (16.2)            31.3             31.3
 Interest rate swap agreements.........................       (178.2)          (176.1)            82.9            (18.3)
 Interest rate swap CMT................................           --             (5.2)              --               --
 Interest rate cap agreements..........................          2.2              2.2              5.8              5.8
 Interest rate floor agreements........................         59.0             59.0              0.1              0.1
 Interest rate swaption agreements.....................         (1.3)            (1.3)            (3.6)            (3.6)
 Currency rate swap agreements.........................         11.4           (461.6)             9.1            (48.3)
 Equity collar agreements..............................         11.7             11.7             53.0             53.0

Commitments............................................           --         (1,843.9)              --         (1,273.5)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Note 15--Stock Compensation Plans

     On January 5, 2000, the Company, as sole shareholder of JHFS, approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS's common stock.

     The maximum number of shares of JHFS common stock available under the Incentive Plan is 5% of the total number of shares of common stock that were outstanding following the IPO. In addition, no more than 4% of these shares shall be available for awards of incentive stock options under the Incentive Plan, and no more than 1% of these shares shall be available for stock awards, which includes non-vested stock. The aggregate number of shares that may be covered by awards for any one participant over the period that the Incentive Plan is in effect shall not exceed 1% of these shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

     The Incentive Plan has options exercisable at March 13, 2001 and 2002, June 12, 2001 and 2002, and August 14, 2001 and 2002. JHFS has granted 4.6 million options to employees of the Company as of December 31, 2000. Options outstanding under the Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date.

     The status of JHFS stock options granted to employees of the Company under the Long-Term Stock Incentive Plan is summarized below as of December 31:

                                            Number of shares    Weighted-average
                                             (in thousands)      exercise price
                                            ----------------    ----------------
Outstanding at February 1, 2000...........         --                $   --
  Granted.................................    4,618.4                 14.06
  Exercised...............................        0.2                 13.94
  Canceled................................      311.6                 13.94
                                              -------                ------
Outstanding at December 31, 2000..........    4,306.6                 14.07

Options exercisable at:
  March 13, 2001..........................    2,125.3                 13.94
  June 12, 2001...........................        6.3                 23.37
  August 14, 2001.........................       21.7                 23.75
  March 13, 2002..........................    2,125.3                 13.94
  June 12, 2002...........................        6.3                 23.37
  August 14, 2002.........................       21.7                 23.75

     The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 15--Stock Compensation Plans (continued)

     The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the stock options.

     The estimated weighted-average grant date fair value per share of stock options granted during 2000 using the Black-Scholes option valuation model was $3.66. The fair value of options granted in 2000 is estimated on the date of grant using the following assumptions: dividend yield of 1.8%, expected volatility of 24%, risk-free interest rate range of 4.8% to 5.6% depending on grant date, and an expected life ranging from 2 to 5 years.

     For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                  For the period
                                     February                   Year Ended
                                     through                December 31, 2000
                                December 31, 2000         Pro Forma (unaudited)
                                -----------------         ---------------------
                                                 (in millions)
Net income:
 As reported...................      $796.1                       $840.1
 Pro forma (unaudited).........       792.4                        835.8

     At December 31, 2000, JHFS had 4.3 million stock options outstanding to employees of the Company with a weighted-average remaining contractual life of
4.2 years and a weighted-average exercise price of $14.07. As of December 31, 2000, there were 21,707 options exercisable, which represent grants to employees of the Company who subsequently retired. Employees of the Company who retire with outstanding options immediately vest and have a maximum of one year to exercise.

     On March 13, 2000, JHFS granted 291,028 shares of non-vested stock to key personnel of the Company at a weighted-average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from February 1, 2000 through December 31, 2000 is $4.2 million. During the third and fourth quarters of 2000, 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 16--Subsequent Events

     On February 8, 2001, the Company signed letters of intent to reinsure 50% of the business in the Closed Block, effective January 1, 2001. The effect of the reinsurance will be to lower the Company's statutory risk based capital requirements and to raise its statutory risk based capital ratio. This will provide greater statutory capital flexibility for the Company. There will be no effect on policyholder dividends, nor will the immediate effect on earnings be material, as the reinsurance treaties will not meet the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long Duration Contracts." Final treaties with two reinsurers are expected to be signed by the end of the first quarter of 2001. The reinsurance agreements result in making several hundred million dollars in statutory capital available for further business development or other purposes.

     In March 2001, the Company announced the sale of the retirement plan record-keeping business operated out of the mutual fund subsidiary of the Company, John Hancock Funds. It is estimated that an after-tax charge of approximately $9 million will be recorded in the first quarter of 2001 and that the Company will initially sever 31 employees with additional severances planned. The Company will continue to manage the assets of the business, the purchaser will assume the record-keeping and support responsibilities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                     SCHEDULE I--SUMMARY OF INVESTMENTS--
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            excluding Closed Block
                           As of December 31, 2000
                                 (in millions)

                                                                                                       Amount at Which
                                                                                                        Shown in the
                                                                                                        Consolidated
                           Type of Investment                                   Cost (2)      Value     Balance Sheet
                           ------------------                                  ---------    ---------  ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities..........         243.2        247.9           247.9
States, municipalities and political subdivisions.........................         126.6        126.7           126.7
Foreign governments.......................................................       1,386.4      1,453.8         1,453.8
Public utilities..........................................................       1,051.4      1,085.0         1,085.0
Convertibles and bonds with warrants attached.............................         250.9        258.4           258.4
All other corporate bonds.................................................      12,123.4     12,263.9        12,264.0
Certificates of deposits..................................................           0.0          0.0             0.0
Redeemable preferred stock................................................         608.4        587.8           587.8
                                                                               ---------    ---------       ---------
Total fixed maturity securities, available-for-sale.......................      15,790.3     16,023.5        16,023.6
                                                                               ---------    ---------       ---------
Equity securities, available-for-sale:
Common stocks:
Public utilities..........................................................           4.7          5.5             5.5
Banks, trust and insurance companies......................................           1.9          2.8             2.8
Industrial, miscellaneous and all other...................................         703.1        968.9           968.9
Non-redeemable preferred stock............................................         120.9        117.7           117.7
                                                                               ---------    ---------       ---------
Total equity securities, available-for-sale...............................         830.6      1,094.9         1,094.9
                                                                               ---------    ---------       ---------
Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities..........          32.5         33.2            32.5
States, municipalities and political subdivisions.........................         717.4        701.3           717.4
Foreign governments.......................................................           5.6         10.2             5.6
Public utilities..........................................................         973.2        901.3           973.2
Convertibles and bonds with warrants attached.............................         174.2        149.0           174.2
All other corporate bonds.................................................       9,985.7      9,856.2         9,985.7
Certificates of deposits..................................................           0.0          0.0             0.0
Redeemable preferred stock................................................           0.0          0.0             0.0
                                                                               ---------    ---------       ---------
Total fixed maturity securities, held-to-maturity.........................      11,888.6     11,651.2        11,888.6
                                                                               ---------    ---------       ---------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                      SCHEDULE I--SUMMARY OF INVESTMENTS--
            OTHER THAN INVESTMENTS IN RELATED PARTIES--(CONTINUED)
                            excluding Closed Block
                           As of December 31, 2000
                                 (in millions)

                                                                                           Amount at Which
                                                                                             Shown in the
                                                                                             Consolidated
                         Type of Investment                         Cost (2)      Value     Balance Sheet
                         ------------------                         --------      -----    ---------------
Equity securities, trading:
Common stocks:
Public utilities.................................................      7.1          8.6              8.6
Banks, trust and insurance companies.............................     14.9         24.6             24.6
Industrial, miscellaneous and all other..........................    171.4        198.4            198.4
Non-redeemable preferred stock...................................      0.0          0.0              0.0
Total equity securities, trading.................................    193.4        231.6            231.6
                                                                  --------     --------         --------

Mortgage loans on real estate, net (1)...........................  9,038.9         XXXX          8,968.9
Real estate, net:
Investment properties (1)........................................    386.8         XXXX            373.6
Acquired in satisfaction of debt (1).............................    175.7         XXXX            145.4
Policy loans.....................................................    428.6         XXXX            428.6
Other long-term investments (2)..................................  1,353.0         XXXX          1,353.0
Short-term investments...........................................    151.9         XXXX            151.9
                                                                  --------     --------         --------
 Total investments............................................... 40,237.8     29,001.3         40,660.0
                                                                  ========     ========         ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
               SCHEDULE III--SUPPLEMENTARY INSURANCE INFORMATION
 As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)

                                                    Future Policy                   Other
                                       Deferred       Benefits,                     Policy
                                        Policy      Losses, Claims                Claims and
                                      Acquisition      and Loss       Unearned     Benefits     Premium
             Segment                     Costs         Expenses     Premiums(1)  Payable (1)    Revenue
             -------                  -----------   --------------  -----------  -----------    -------
2000:
Protection.......................     $  1,466.8     $   4,814.4      $  262.6    $   33.5     $    430.6
Asset Gathering..................          558.2         5,619.9            --        (4.5)          63.4
Guaranteed & Structured..........
Financial Products...............            8.5        21,944.2          60.4         0.7          620.3
Investment Management............             --              --            --          --             --
Corporate & Other................          355.0         6,471.6         348.3       224.0        1,076.1
                                      ----------     -----------      --------    --------     ----------
 Total...........................     $  2,388.5     $  38,850.1      $  671.3    $  253.7     $  2,190.4

1999:
Protection.......................     $  2,291.6     $  15,035.0      $  217.4    $  112.1     $  1,291.0
Asset Gathering..................          521.5         5,166.8            --         0.2           17.2
Guaranteed & Structured
Financial Products...............            8.4        20,310.4          56.1         0.5          298.2
Investment Management............             --              --            --          --             --
Corporate & Other................          321.2         6,629.1         216.7       246.1          804.9
                                      ----------     -----------      --------    --------     ----------
 Total...........................     $  3,142.7     $  47,141.3      $  490.2    $  358.9     $  2,411.3

1998:
Protection.......................     $  2,017.6     $  14,093.6      $  219.5    $   85.5     $  1,262.5
Asset Gathering..................          425.2         4,850.0            --         0.2           19.8
Guaranteed & Structured..........
Financial Products...............            8.7        19,366.4          48.4         0.3          121.4
Investment Management............             --              --            --          --             --
Corporate & Other................          251.0         3,865.0         105.9       800.3          705.3
                                      ----------     -----------      --------    --------     ----------
 Total...........................     $  2,702.5     $  42,175.0      $  373.8    $  886.3     $  2,109.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY
        SCHEDULE III--SUPPLEMENTARY INSURANCE INFORMATION--(CONTINUED)
As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)

                                                                         Amortization of
                                                         Benefits,       Deferred Policy
                                                      Claims, Losses,   Acquisition Costs,
                                           Net              and         Excluding Amounts       Other
                                        Investment      Settlement     Related to Realized    Operating
                 Segment                  Income         Expenses        Investment Gain       Expenses
                 -------                ----------    ---------------  -------------------    ---------
2000:
Protection............................  $   604.8       $    633.5         $  55.5            $   395.8
Asset Gathering.......................      445.8            371.3            78.8                557.4
Guaranteed & Structured...............
Financial Products....................    1,741.9          1,963.5             2.6                 77.5
Investment Management.................       22.7               --              --                132.7
Corporate & Other.....................      435.8          1,124.2            46.9                344.3
                                        ---------       ----------         -------            ---------
 Total................................  $ 3,251.0       $  4,092.5         $ 183.8            $ 1,507.7

1999:
Protection............................  $ 1,101.9       $  1,595.0         $  69.2            $   401.2
Asset Gathering.......................      388.6            299.3            53.5                542.1
Guaranteed & Structured...............
Financial Products....................    1,681.3          1,959.9             3.1                 88.1
Investment Management.................       45.9               --              --                127.2
Corporate & Other.....................      350.8          1,278.8            38.4                225.8
                                        ---------       ----------         -------            ---------
 Total................................  $ 3,568.5       $  5,133.0         $ 164.2            $ 1,384.4

1998:
Protection............................  $ 1,061.2       $  1,424.4         $ 165.4            $   418.3
Asset Gathering.......................      378.0            296.3            46.8                504.9
Guaranteed & Structured...............
Financial Products....................    1,576.3          1,411.5             3.7                 92.6
Investment Management.................       24.1               --              --                117.8
Corporate & Other.....................      288.4            950.4            45.3                224.2
                                        ---------       ----------         -------            ---------
 Total................................  $ 3,328.0       $  4,082.6         $ 261.2            $ 1,357.8

(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reporting operating results would change by segment if different methods were applied.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                           SCHEDULE IV--REINSURANCE
 As of December 31, 2000, 1999 and 1998 and for each of the years then ended:
                                 (in millions)

                                                                                                        Percentage
                                                          Ceded to        Assumed                        of Amount
                                            Gross           Other        from Other                       Assumed
                                            Amount        Companies      Companies      Net Amount        to Net
                                        --------------  -------------  -------------  --------------    -----------
2000
Life insurance in force..............   $    346,720.6  $    91,827.1  $    27,489.1  $    282,382.6            9.7%
                                        --------------  -------------  -------------  --------------    ===========
Premiums:
Life insurance.......................   $      1,818.8  $       370.6  $        23.9  $      1,472.1            1.6%
Accident and health insurance........          1,338.6        1,061.5          441.2           718.3           61.4%
P&C..................................               --             --             --              --            0.0%
                                        --------------  -------------  -------------  --------------    -----------
     Total...........................   $      3,157.4  $     1,432.1  $       465.1  $      2,190.4           21.2%
                                        ==============  =============  =============  ==============    ===========
1999
Life insurance in force..............   $    380,019.3  $    83,232.3  $    29,214.6  $    326,001.6            9.0%
                                        --------------  -------------  -------------  --------------    ===========
Premiums:
Life insurance.......................   $      2,292.8  $       468.5  $       139.4  $      1,963.7            7.1%
Accident and health insurance........          1,142.4          868.2          173.1           447.3           38.7%
P&C..................................               --             --             --             0.3          100.0%
                                        --------------  -------------  -------------  --------------    -----------
     Total...........................   $      3,435.2  $     1,336.7  $       312.8  $     2,411.13           13.0%
                                        ==============  =============  =============  ==============    ===========
1998
Life insurance in force..............   $    324,597.7  $    88,662.6  $    29,210.1  $    265,145.2           11.0%
                                        --------------  -------------  -------------  --------------    ===========
Premiums:
Life insurance.......................   $      1,871.9  $       327.6  $       221.0  $      1,765.3           12.5%
Accident and health insurance........            956.5          743.7          130.9           343.7           38.1%
P&C..................................              7.1            9.0            1.9                            0.0%
                                        --------------  -------------  -------------  --------------    -----------
     Total...........................   $      2,835.5  $     1,080.3  $       353.8  $      2,109.0           16.8%
                                        ==============  =============  =============  ==============    ===========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV


                              THIRD QUARTER 2001

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                      STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 2001
                                  (unaudited)

                                                                                                        International
                                                                         Large Cap          Active         Equity      Small Cap
                                                                           Growth            Bond          Index         Growth
                                                                         Subaccount       Subaccount     Subaccount    Subaccount
                                                                     -----------------  --------------  ------------- ------------
Assets
Cash...............................................................                 --              --            --            --
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value......................................  $      32,238,723  $   93,295,695  $  4,996,880  $  3,817,361
Investments in shares of portfolios of Outside Trust, at value.....                 --              --            --            --
Policy loans and accrued interest receivable.......................          2,800,465      11,735,995       429,004            --
Receivable from:
     John Hancock Variable Series Trust I..........................             14,167         434,641         7,746            --
     Outside Trust.................................................                 --              --            --            --
                                                                     -----------------  --------------  ------------  ------------
Total assets.......................................................         35,053,355     105,466,331     5,403,360     3,817,361
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company..................                 --              --            --            --
     Outside Trust.................................................                 --              --            --            --
Asset charges payable..............................................                544           1,386            85            59
                                                                     -----------------  --------------  ------------  ------------
Total liabilities..................................................                544           1,386            85            59
                                                                     -----------------  --------------  ------------  ------------
Net assets.........................................................  $      35,052,801  $  105,464,945  $  5,403,275  $  3,817,302
                                                                     =================  ==============  ============  ============

                                                                           Global           Mid Cap       Large Cap      Money
                                                                          Balanced          Growth          Value        Market
                                                                         Subaccount       Subaccount     Subaccount    Subaccount
                                                                     -----------------  --------------  ------------  ------------
Assets
Cash...............................................................                 --              --            --  $     (1,285)
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value......................................  $         185,974  $   12,249,074  $ 18,873,555    20,787,418
Investments in shares of portfolios of Outside Trust, at value.....                 --              --            --            --
Policy loans and accrued interest receivable.......................                 --              --            --     2,281,020
Receivable from:
     John Hancock Variable Series Trust I..........................                248              --        18,354         4,922
     Outside Trust.................................................                 --              --            --            --
                                                                     -----------------  --------------  ------------  ------------
Total assets.......................................................            186,222      12,249,074    18,891,909    23,072,075
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company..................                 --              --            --             3
     Outside Trust.................................................                 --              --            --            --
Asset charges payable..............................................                  3             193           303         1,075
                                                                     -----------------  --------------  ------------  ------------
Total liabilities..................................................                  3             193           303         1,078
                                                                     -----------------  --------------  ------------  ------------
Net assets.........................................................  $         186,219  $   12,248,881  $ 18,891,606  $ 23,070,997
                                                                     =================  ==============  ============  ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              SEPTEMBER 30, 2001
                                  (UNAUDITED)

                                                                                       SMALL/MID
                                                                       LARGE/MID CAP      CAP       REAL ESTATE      GROWTH &
                                                                         VALUE II        GROWTH        EQUITY         INCOME
                                                                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                       -------------   ----------   -----------    ------------
Assets
Cash..................................................................            --           --   $         3              --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.............................................  $    653,339   $5,113,090     5,339,377    $176,034,919
Investments in shares of portfolios of Outside Trust, at value........            --           --            --              --
Policy loans and accrued interest receivable..........................            --           --       390,488      32,633,613
Receivable from:
 John Hancock Variable Series Trust I.................................           473           --        44,391          91,628
 Outside Trust........................................................            --           --            --              --
                                                                       -------------   ----------   -----------    ------------
Total assets..........................................................       653,812    5,113,090     5,774,259     208,760,160
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........................            --           --            82              --
 Outside Trust........................................................            --           --            --              --
Asset charges payable.................................................             4           81             8           2,550
                                                                       -------------   ----------   -----------    ------------
Total liabilities.....................................................             4           81            90           2,550
                                                                       -------------   ----------   -----------    ------------
Net assets............................................................ $     653,808   $5,133,009   $ 5,774,169    $208,757,610
                                                                       =============   ==========   ===========    ============
                                                                                      SHORT-TERM   SMALL CAP    INTERNATIONAL
                                                                        MANAGED          BOND       EQUITY      OPPORTUNITIES
                                                                      SUBACCOUNT      SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                                                     ------------     ----------  ----------    -------------
Assets
Cash................................................................ $       (685)            --          --               --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................... $ 87,488,855     $  576,275  $3,546,636    $  13,696,983
Investments in shares of portfolios of Outside Trust, at value......           --             --          --               --
Policy loans and accrued interest receivable........................   14,012,579             --          --               --
Receivable from:
 John Hancock Variable Series Trust I...............................      155,971          2,162          --            1,166
 Outside Trust......................................................           --             --          --               --
                                                                     ------------     ----------  ----------    -------------
Total assets........................................................  101,656,720        578,437   3,546,636       13,698,149
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.......................           --             --          --               --
 Outside Trust......................................................           --             --          --               --
Asset charges payable...............................................        1,590              9          54              219
                                                                     ------------     ----------  ----------    -------------
Total liabilities...................................................        1,590              9          54              219
                                                                     ------------     ----------  ----------    -------------
Net assets.......................................................... $101,655,130     $  578,428  $3,546,582    $  13,697,930
                                                                     ============     ==========  ==========    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              SEPTEMBER 30, 2001
                                  (UNAUDITED)

                                                                                                                     BRANDES
                                                                           EQUITY          GLOBAL    TURNER CORE  INTERNATIONAL
                                                                           INDEX            BOND        GROWTH       EQUITY
                                                                         SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                        -----------      ----------   ----------  -------------
Assets
Cash...................................................................          --              --           --             --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.............................................. $44,109,516      $1,237,355           --             --
Investments in shares of portfolios of Outside Trust, at value.........          --              --   $  319,823  $   1,007,801
Policy loans and accrued interest receivable...........................          --              --           --             --
Receivable from:
 John Hancock Variable Series Trust I..................................      41,267           3,401           --             --
 Outside Trust.........................................................          --              --           --             --
                                                                        -----------      ----------   ----------  -------------
Total assets...........................................................  44,150,783       1,240,736      319,823      1,007,801
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..........................          --              --           --             --
 Outside Trust.........................................................          --              --           --             --
Asset charges payable..................................................         706              20            4             10
                                                                        -----------      ----------   ----------  -------------
Total liabilities......................................................         706              20            4             10
                                                                        -----------      ----------   ----------  -------------
Net assets............................................................. $44,150,077      $1,240,736   $  319,819  $   1,007,791
                                                                        ===========      ==========   ==========  =============
                                                                             FRONTIER
                                                                             CAPITAL        EMERGING                   SMALL/MID
                                                                           APPRECIATION  MARKETS EQUITY   BOND INDEX    CAP CORE
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                                           ------------  --------------   ----------   ----------
Assets
Cash......................................................................           --              --           --           --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.................................................           --  $      624,216   $5,116,176   $  499,543
Investments in shares of portfolios of Outside Trust, at value............ $    386,290              --           --           --
Policy loans and accrued interest receivable..............................           --              --           --           --
Receivable from:
 John Hancock Variable Series Trust I.....................................           --             497       22,339          335
 Outside Trust............................................................           --              --           --           --
                                                                           ------------  --------------   ----------   ----------
Total assets..............................................................      386,290         624,713    5,138,431      499,878
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.............................           --              --           --           --
 Outside Trust............................................................           --              --           --           --
Asset charges payable.....................................................            4              10           84            8
                                                                           ------------  --------------   ----------   ----------
Total liabilities.........................................................            4              10           84            8
                                                                           ------------  --------------   ----------   ----------
Net assets................................................................ $    386,286  $      624,703   $5,138,431   $  499,870
                                                                           ============  ==============   ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              SEPTEMBER 30, 2001
                                  (UNAUDITED)

                                                                              HIGH      CLIFTON    LARGE CAP
                                                                              YIELD     ENHANCED   AGGRESSIVE   FUNDAMENTAL
                                                                              BOND     US EQUITY     GROWTH       GROWTH
                                                                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                           ----------  ----------  ----------   -----------
Assets
Cash......................................................................         --          --          --            --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value........................................................ $  681,119  $   22,033  $    1,366   $     7,034
Investments in shares of portfolios of Outside Trust, at value............         --          --          --            --
Policy loans and accrued interest receivable..............................         --          --          --            --
Receivable from:
 John Hancock Variable Series Trust I.....................................      4,875          --          --            --
 Outside Trust............................................................         --          --          --            --
                                                                           ----------  ----------  ----------   -----------
Total assets..............................................................    685,994      22,033       1,366         7,034
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.............................         --          --          --            --
 Outside Trust............................................................         --          --          --            --
Asset charges payable.....................................................         11                      --            --
                                                                           ----------  ----------  ----------   -----------
Total liabilities.........................................................         11          --          --            --
                                                                           ----------  ----------  ----------   -----------
Net assets................................................................ $  685,983  $   22,033  $    1,366   $     7,034
                                                                           ==========  ==========  ==========   ===========
                                                                                          FIDELITY     FIDELITY    JANUS ASPEN
                                                                             AIM V.I.       VIP         VIP II       GLOBAL
                                                                              VALUE        GROWTH     CONTRAFUND   TECHNOLOGY
                                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                            ----------   ----------   ----------   -----------
Assets
Cash.......................................................................         --           --           --            --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value.........................................................         --           --           --            --
Investments in shares of portfolios of Outside Trust, at value............. $   12,376   $    2,529   $   14,123   $     1,735
Policy loans and accrued interest receivable...............................         --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I......................................         --           --           --            --
 Outside Trust.............................................................         --           --           --            --
                                                                            ----------   ----------   ----------   -----------
Total assets...............................................................     12,376        2,529       14,123         1,735
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..............................         --           --           --            --
 Outside Trust.............................................................         --           --           --            --
Asset charges payable......................................................         --           --           --            --
                                                                            ----------   ----------   ----------   -----------
Total liabilities..........................................................         --           --           --            --
                                                                            ----------   ----------   ----------   -----------
Net assets................................................................. $   12,376   $    2,529   $   14,123   $     1,735
                                                                            ==========   ==========   ==========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                              SEPTEMBER 30, 2001
                                  (UNAUDITED)

                                                                 JANUS ASPEN   MFS NEW
                                                                  WORLDWIDE   DISCOVERY     ACTIVE     LARGE/MID    SMALL CAP
                                                                   GROWTH       SERIES     BOND II     CAP VALUE      VALUE
                                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                 -----------  ----------  ----------   ----------   ----------
Assets
Cash............................................................          --          --          --           --           --
Investments in shares of portfolios of John Hancock
 Variable Series Trust I, at value..............................          --          --  $    2,751   $3,326,891   $    8,597
Investments in shares of portfolios of Outside Trust,
 at value....................................................... $     3,096  $   80,466          --           --           --
Policy loans and accrued interest receivable....................          --          --          --           --           --
Receivable from:
 John Hancock Variable Series Trust I...........................          --          --          11        2,602           11
 Outside Trust..................................................          --          --          --           --           --
                                                                 -----------  ----------  ----------   ----------   ----------
Total assets....................................................       3,096      80,466       2,762    3,329,439        8,608
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company...................          --          --          --           --           --
 Outside Trust..................................................          --          --          --           --           --
Asset charges payable...........................................          --           1          --           54           --
                                                                 -----------  ----------  ----------   ----------   ----------
Total liabilities...............................................          --           1          --           54           --
                                                                 -----------  ----------  ----------   ----------   ----------
Net assets...................................................... $     3,096  $   80,465  $    2,762   $3,329,439   $    8,608
                                                                 ===========  ==========  ==========   ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                           STATEMENTS OF OPERATIONS

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                  LARGE CAP GROWTH SUBACCOUNT                 ACTIVE BOND SUBACCOUNT
                                            ----------------------------------------     ------------------------------------
                                                2001           2000          1999           2001        2000         1999
                                            ------------   ------------   ----------     ----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $     35,051   $  6,351,461  $ 6,381,711     $4,178,042  $ 5,048,654  $ 5,184,234
 Outside Trust.............................           --             --           --             --           --           --
 Interest income on policy loans...........      167,379        223,081      161,454        616,986      769,530      750,673
                                            ------------   ------------  -----------     ----------  -----------  -----------
Total investment income....................      202,430      6,574,542    6,543,165      4,795,028    5,818,184    5,934,907
Expenses:
 Mortality and expense risks...............      177,357        286,716      213,770        364,128      485,231      452,925
                                            ------------   ------------   ----------     ----------  -----------  -----------
Net investment income......................       25,073      6,287,826    6,329,395      4,430,900    5,332,953    5,481,982
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...............     (175,998)     1,809,410    1,146,308       (515,287)  (1,058,175)    (388,883)
 Net unrealized appreciation
  (depreciation) during the period.........  (12,425,145)   (17,039,660)     320,087      2,482,298    3,862,398   (5,439,148)
                                            ------------   ------------  -----------     ----------  -----------  -----------
Net realized and unrealized gain
 (loss) on investments.....................  (12,601,143)   (15,230,250)   1,466,395      1,967,011    2,804,223   (5,828,031)
                                            ------------   ------------  -----------     ----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations................. $(12,576,070)  $ (8,942,424) $ 7,795,790     $6,397,911  $ 8,137,176  $  (346,049)
                                            ============   ============  ===========     ==========  ===========  ===========
                                            INTERNATIONAL  EQUITY INDEX  SUBACCOUNT          SMALL CAP GROWTH SUBACCOUNT
                                            ----------------------------------------    -------------------------------------
                                                2001           2000          1999           2001        2000         1999
                                            ------------   ------------   ----------    -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $     89,103   $    334,135  $   212,869     $       --  $   621,346  $   543,433
 Outside Trust.............................           --             --           --             --           --           --
 Interest income on policy loans...........       23,801         29,828       20,538             --           --           --
                                            ------------   ------------  -----------     ----------  -----------  -----------
Total investment income....................      112,904        363,963      233,407             --      621,346      543,433
Expenses:
 Mortality and expense risks...............       27,519         41,808       32,838         21,297       39,379       15,809
                                            ------------   ------------  -----------     ----------  -----------  -----------
Net investment income (loss)...............       85,385        322,155      200,569        (21,297)     581,967      527,624
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...............     (122,640)        76,586       62,140          3,918      159,388       48,210
 Net unrealized appreciation
  (depreciation) during the period.........   (1,653,325)    (1,706,468)   1,295,768     (1,739,132)  (2,654,137)   1,125,829
                                            ------------   ------------  -----------     ----------  -----------  -----------
Net realized and unrealized gain
 (loss) on investments.....................   (1,775,965)    (1,629,882)   1,357,908     (1,735,214)  (2,494,749)   1,174,039
                                            ------------   ------------  -----------     ----------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations................. $ (1,690,580)  $ (1,307,727)  $1,558,477    $(1,756,011) $(1,912,782) $ 1,701,663
                                            ============   ============  ===========    ===========  ===========  ===========

See accompanying notes.

                                               JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                               STATEMENTS OF OPERATIONS (CONTINUED)

                       YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000 AND 1999

                                                    GLOBAL BALANCED SUBACCOUNT                  MID CAP GROWTH SUBACCOUNT
                                            -----------------------------------------    ---------------------------------------
                                                2001           2000          1999            2001         2000          1999
                                            ------------   ------------   -----------    -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $      2,054   $      8,232   $    17,211    $        --   $ 2,284,720   $ 1,373,009
 Outside Trust.............................           --             --            --             --            --            --
 Interest income on policy loans...........           --             --            --             --            --            --
                                            ------------   ------------   -----------    -----------   -----------   -----------
Total investment income....................        2,054          8,232        17,211             --     2,284,720     1,373,009
Expenses:
 Mortality and expense risks...............          841          1,034         1,267         64,238       101,903        34,834
                                            ------------   ------------   -----------    -----------   -----------   -----------
Net investment income (loss)...............        1,213          7,198        15,944        (64,238)    2,182,817     1,338,175
Net realized and unrealized gain (loss)
 on investments:
 Net realized gains (losses)...............       (8,554)        (3,641)        1,061     (1,706,682)    1,892,763       420,826
 Net unrealized appreciation (depreciation)
  during the period........................      (19,857)       (21,945)       (8,559)    (6,633,116)  (11,690,290)    4,283,452
                                            ------------   ------------   -----------    -----------   -----------   -----------
Net realized and unrealized gain (loss)
 on investments............................      (28,411)       (25,586)       (7,498)    (8,339,798)   (9,797,527)    4,704,278
                                            ------------   ------------   -----------    -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $    (27,198)  $    (18,388)  $     8,446    $(8,404,036)  $(7,614,710)  $ 6,042,453
                                            ============   ============   ===========    ===========   ===========   ===========
                                                    LARGE CAP VALUE SUBACCOUNT                  MONEY MARKET SUBACCOUNT
                                            -----------------------------------------    ---------------------------------------
                                                2001           2000          1999            2001         2000          1999
                                            ------------   ------------   -----------    -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $    207,337   $    759,319   $   511,132    $   699,973   $ 1,260,525   $ 1,134,371
 Outside Trust.............................           --             --            --             --            --            --
 Interest income on policy loans...........           --             --            --        125,658       162,299       155,491
                                            ------------   ------------   -----------    -----------   -----------   -----------
Total investment income....................      207,337        759,319       511,132        825,631     1,422,824     1,289,862
Expenses:
 Mortality and expense risks...............       77,250         65,992        36,983        100,165       132,261       146,758
                                            ------------   ------------   -----------    -----------   -----------   -----------
Net investment income......................      130,087        693,327       474,149        725,466     1,290,563     1,143,104
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............       67,962        (47,306)      123,242             --            --            --
 Net unrealized appreciation (depreciation)
  during the period........................   (1,393,400)       854,807      (499,454)            --            --            --
                                            ------------   ------------   -----------    -----------   -----------   -----------
Net realized and unrealized gain (loss)
 on investments............................   (1,325,438)       807,501      (376,212)            --            --            --
                                            ------------   ------------   -----------    -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $ (1,195,351)  $  1,500,828   $    97,937    $   725,466   $ 1,290,563   $ 1,143,104
                                            ============   ============   ===========    ===========   ===========   ===========
See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

YEARS AND PERIODS ENDED JUNE 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000 AND 1999

                                                LARGE/MID CAP VALUE II SUBACCOUNT            SMALL/MID CAP GROWTH SUBACCOUNT
                                            -----------------------------------------    ---------------------------------------
                                                2001           2000          1999            2001          2000         1999
                                            ------------   ------------   -----------    ------------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $      1,251   $    861,684   $    30,563   $         --  $    603,438   $   840,786
 Outside Trust.............................           --             --            --             --            --            --
 Interest income on policy loans...........           --             --            --             --            --            --
                                            ------------   ------------   -----------   ------------  ------------   -----------
Total investment income....................        1,251        861,684        30,563             --       603,438       840,786
Expenses:
 Mortality and expense risks...............          213         36,705        28,106         25,816        32,879        30,491
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net investment income (loss)...............        1,038        824,979         2,457        (25,816)      570,559       810,295
Net realized and unrealized gain (loss)
 on investments:
 Net realized gains (losses)...............       (2,862)       (47,013)     (547,518)      (102,355)     (136,669)       16,952
 Net unrealized appreciation (depreciation)
  during the period........................      (75,104)       853,987       657,486       (889,404)       (2,663)     (590,295)
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net realized and unrealized gain (loss)
 on investments............................      (77,966)       806,974       109,968       (991,759)     (139,332)     (573,343)
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $    (76,928)  $  1,631,953   $   112,425   $ (1,017,575) $    431,227   $   236,952
                                            ============   ============   ===========   ============  ============   ===========
                                                   REAL ESTATE EQUITY SUBACCOUNT                GROWTH & INCOME SUBACCOUNT
                                            -----------------------------------------   ----------------------------------------
                                                2001           2000          1999            2001         2000          1999
                                            ------------   ------------   -----------   ------------  ------------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $    161,784   $    471,363   $   262,930   $    354,937  $ 43,732,520   $35,057,066
 Outside Trust.............................           --            --             --             --            --            --
 Interest income on policy loans...........       21,908         21,486        17,361      1,214,903     2,428,588     2,279,107
                                            ------------   ------------   -----------   ------------  ------------   -----------
Total investment income....................      183,692        492,849       280,291      1,569,840    46,161,108    37,336,173
Expenses:
 Mortality and expense risks...............      807,696         27,585        24,900        550,147     1,733,223     1,779,482
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net investment income......................    1,695,152        465,264       255,391      1,019,693    44,427,885    35,556,691
Net realized and unrealized gain (loss)
 on investments:
 Net realized gains (losses)...............      291,493       (159,205)     (168,994)       373,787    18,300,286     5,502,422
 Net unrealized appreciation (depreciation)
  during the period........................  (58,152,177)       919,904      (220,380)   (21,835,984)  (96,829,044)    2,405,417
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net realized and unrealized gain (loss)
 on investments............................  (57,860,684)       760,699      (389,374)   (21,462,197)  (78,528,758)    7,907,839
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $(56,165,532)  $  1,225,963   $  (133,983)  $(20,442,504) $(34,100,873)  $43,464,530
                                            ============   ============   ===========   ============  ============   ===========
See accompanying notes.

                                               JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                                               STATEMENTS OF OPERATIONS (CONTINUED)

                       YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000 AND 1999

                                                        MANAGED SUBACCOUNT                    SHORT-TERM BOND SUBACCOUNT
                                            -----------------------------------------   ----------------------------------------
                                                2001           2000          1999           2001          2000          1999
                                            ------------   ------------   -----------   ------------  ------------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $  1,562,932   $ 11,757,304   $ 9,998,433   $     17,421  $     17,131   $    15,539
 Outside Trust.............................           --             --            --             --            --            --
 Interest income on policy loans...........      779,359             --       953,686             --            --            --
                                            ------------   ------------   -----------   ------------  ------------   -----------
Total investment income....................    2,342,291     11,757,304    10,952,119         17,421        17,131        15,539
Expenses:
 Mortality and expense risks...............      465,854        664,664       649,802          1,837         1,637         1,497
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net investment income......................    1,876,437     11,092,640    10,302,317         15,584        15,494        14,042
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............       44,474      1,551,519       996,546           (315)       (2,287)       (8,638)
 Net unrealized appreciation (depreciation)
  during the period........................  (11,191,146)   (12,278,637)   (2,108,530)        13,799         6,756        (2,442)
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net realized and unrealized gain (loss) on
 investments...............................  (11,146,672)   (10,727,118)   (1,111,984)        13,484         4,469       (11,080)
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $ (9,270,235)  $    365,522   $ 9,190,333   $     29,068  $     19,963   $     2,962
                                            ============   ============   ===========   ============  ============   ===========
                                                    SMALL CAP EQUITY SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                            -----------------------------------------   ----------------------------------------
                                                2001           2000          1999           2001          2000          1999
                                            ------------   ------------   -----------   ------------  ------------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $         --   $    321,253   $    79,585   $    104,368  $    617,754   $   241,151
 Outside Trust.............................           --             --            --             --            --            --
 Interest income on policy loans...........           --             --            --             --            --            --
                                            ------------   ------------   -----------   ------------  ------------   -----------
Total investment income....................           --        321,253        79,585        104,368       617,754       241,151
Expenses:
 Mortality and expense risks...............       15,612         23,745        17,680         56,211        53,038        17,937
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net investment income (loss)...............      (15,612)       297,508        61,905         48,157       564,716       223,214

Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............     (497,942)      (110,857)      (33,134)      (254,673)      348,813       155,412
 Net unrealized appreciation (depreciation)
  during the period........................     (443,318)      (668,463)     (148,401)    (4,019,589)   (2,497,504)      387,412
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net realized and unrealized gain (loss) on
 investments...............................     (941,260)      (779,320)     (181,535)    (4,274,262)   (2,148,691)      542,824
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $   (956,872)  $   (481,812)  $  (119,630)  $ (4,266,105) $ (1,583,975)  $   766,038
                                            ============   ============   ===========   ============  ============   ===========
See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                     EQUITY INDEX SUBACCOUNT                     GLOBAL BOND SUBACCOUNT
                                            -----------------------------------------   ----------------------------------------
                                                2001           2000          1999           2001          2000          1999
                                            ------------   ------------   -----------   ------------  ------------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...... $    432,341   $  2,327,055   $   593,325   $      5,614  $     63,032   $    37,862
 Outside Trust.............................           --             --            --             --            --            --
 Interest income on policy loans...........           --             --            --             --            --            --
                                            ------------   ------------   -----------   ------------  ------------   -----------
Total investment income....................      432,341      2,327,055       593,325          5,614        63,032        37,862
Expenses:
 Mortality and expense risks...............      216,019        185,175        63,950          5,096         5,624         4,084
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net investment income......................      216,322      2,141,880       529,375            518        57,408        33,778
Net realized and unrealized gain (loss) on
  investments:
 Net realized gains (losses)...............      (85,115)       485,643       271,978         (6,331)      (14,302)         (151)
 Net unrealized appreciation (depreciation)
  during the period........................  (11,294,511)    (8,035,375)    1,282,937         24,984        63,359       (52,953)
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net realized and unrealized gain (loss) on
  investments..............................  (11,379,626)    (7,549,732)    1,554,915         18,653        49,057       (53,104)
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net increase (decrease) in net assets
 resulting from operations................. $(11,163,304)  $ (5,407,852)  $ 2,084,290   $     19,171  $    106,465   $   (19,326)
                                            ============   ============   ===========   ============  ============   ===========
                                                                                             BRANDES INTERNATIONAL EQUITY
                                                  TURNER CORE GROWTH SUBACCOUNT                        SUBACCOUNT
                                            -----------------------------------------   ----------------------------------------
                                                2001           2000          1999           2001          2000          1999
                                            ------------   ------------   -----------   ------------  ------------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......           --             --            --            --             --            --
 Outside Trust............................. $         80   $     52,832   $    19,328   $     3,215   $     92,935   $    16,354
 Interest income on policy loans...........           --             --            --            --             --            --
                                            ------------   ------------   -----------   ------------  ------------   -----------
Total investment income....................           80         52,832        19,328          3,215        92,935        16,354
Expenses:
 Mortality and expense risks...............        1,667          2,215         1,139          5,022         4,973         2,166
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net investment income (loss)...............       (1,587)        50,617        18,189         (1,807)       87,962        14,188
Net realized and unrealized gain (loss)
 on investments:
 Net realized gains (losses)...............      (87,369)        20,969        26,736         30,200        13,902        11,526
 Net unrealized appreciation (depreciation)
  during the period........................      (56,525)      (120,040)       23,628       (276,840)      (35,201)      122,734
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net realized and unrealized gain (loss) on
  investments..............................     (143,894)       (99,071)       50,364       (246,640)      (21,299)      134,260
                                            ------------   ------------   -----------   ------------  ------------   -----------
Net increase (decrease) in net assets
  resulting from operations................ $   (145,481)  $    (48,454)  $    68,553   $   (248,447) $     66,663   $   148,448
                                            ============   ============   ===========   ============  ============   ===========
See accompanying notes.


                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000 AND 1999

                                                                        FRONTIER CAPITAL APPRECIATION
                                                                                 SUBACCOUNT
                                                                ------------------------------------------
                                                                   2001            2000           1999
                                                                -----------     -----------     ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................              --              --             --
 Outside Trust.............................................     $     4,602     $   133,836     $   13,028
 Interest income on policy loans...........................              --              --             --
                                                                -----------     -----------     ----------
Total investment income....................................           4,602         133,836         13,028
Expenses:
 Mortality and expense risks...............................           2,351           3,700          4,257
                                                                -----------     -----------     ----------
Net investment income (loss)...............................           2,251         130,136          8,771
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)...............................         (52,619)         68,311        (59,550)
 Net unrealized appreciation (depreciation) during the
  period...................................................         (47,847)       (175,994)        89,369
                                                                -----------     -----------     ----------
Net realized and unrealized gain (loss) on investments.....        (100,466)       (107,683)        29,819
                                                                -----------     -----------     ----------
Net increase (decrease) in net assets resulting from
 operations................................................     $   (98,215)    $    22,453     $   38,590
                                                                ===========     ===========     ==========
                                                                            BOND INDEX SUBACCOUNT
                                                                ------------------------------------------
                                                                    2001            2000           1999
                                                                -----------     -----------     ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................     $    72,347     $     7,273     $    2,971
 Outside Trust.............................................              --              --             --
 Interest income on policy loans...........................              --              --             --
                                                                -----------     -----------     ----------
Total investment income....................................          72,347           7,273          2,971
Expenses:
 Mortality and expense risks...............................           6,237             561            270
                                                                -----------     -----------     ----------
Net investment income (loss)...............................          66,110           6,712          2,701
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)...............................           6,268            (607)        (1,613)
 Net unrealized appreciation (depreciation) during the
    period.................................................          66,645           6,100         (1,753)
                                                                -----------     -----------     ----------
Net realized and unrealized gain (loss) on investments.....          72,913           5,493         (3,366)
                                                                -----------     -----------     ----------
Net increase (decrease) in net assets resulting from
 operations................................................     $   139,023     $    12,205     $     (665)
                                                                ===========     ===========     ==========

                                                                             EMERGING MARKETS EQUITY
                                                                                    SUBACCOUNT
                                                                   ------------------------------------------
                                                                       2001            2000           1999
                                                                   -----------     -----------     ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........................   $     1,897     $    63,791     $   15,636
 Outside Trust..................................................            --              --             --
 Interest income on policy loans................................            --              --             --
                                                                   -----------     -----------     ----------
Total investment income.........................................         1,897          63,791         15,636
Expenses:
 Mortality and expense risks....................................         3,704           5,200            466
                                                                   -----------     -----------     ----------
Net investment income (loss)....................................        (1,807)         58,591         15,170
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)....................................      (424,870)         19,902          1,838
 Net unrealized appreciation (depreciation) during the
  period........................................................       193,158        (571,486)        92,713
                                                                   -----------     -----------     ----------
Net realized and unrealized gain (loss) on investments..........      (231,712)       (551,584)        94,551
                                                                   -----------     -----------     ----------
Net increase (decrease) in net assets resulting from
 operations.....................................................   $  (233,519)    $  (492,993)    $  109,721
                                                                   ===========     ===========     ==========
                                                                          SMALL/MID CAP CORE SUBACCOUNT
                                                                   ------------------------------------------
                                                                       2001            2000           1999
                                                                   -----------     -----------     ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........................   $     1,997     $    22,843     $    6,699
 Outside Trust..................................................            --              --             --
 Interest income on policy loans................................            --              --             --
                                                                   -----------     -----------     ----------
Total investment income.........................................         1,997          22,843          6,699
Expenses:
 Mortality and expense risks....................................         2,162           1,051            335
                                                                   -----------     -----------     ----------
Net investment income (loss)....................................          (165)         21,792          6,364
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)....................................        (1,290)          1,505          1,093
 Net unrealized appreciation (depreciation) during the
    period......................................................       (78,559)        (13,928)         4,719
                                                                   -----------     -----------     ----------
Net realized and unrealized gain (loss) on investments..........       (79,849)        (12,423)         5,812
                                                                   -----------     -----------     ----------
Net increase (decrease) in net assets resulting from
 operations.....................................................   $    80,014     $     9,369     $   12,176
                                                                   ===========     ===========     ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                                                        HIGH YIELD BOND
                                                                                           SUBACCOUNT
                                                                       -------------------------------------------
                                                                           2001            2000            1999
                                                                       -----------     -----------       ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............................    $    42,754     $    84,101       $   3,011
 Outside Trust.....................................................             --              --              --
 Interest income on policy loans...................................             --              --              --
                                                                       -----------     -----------       ---------
Total investment income............................................         42,754          84,101           3,011
Expenses:
 Mortality and expense risks.......................................          2,983           5,409             220
                                                                       -----------     -----------       ---------
Net investment income (loss).......................................         39,771          78,692           2,791
Net realized and unrealized gain (loss) on investments:
 Net realized gains (loss).........................................       (107,391)        (12,114)           (396)
 Net unrealized appreciation (depreciation) during the period......         93,431        (188,735)         (1,172)
                                                                       -----------     -----------       ---------
Net realized and unrealized gain (loss) on investments.............        (13,960)       (200,849)         (1,568)
                                                                       -----------     -----------       ---------
Net increase (decrease) in net assets resulting from operations....    $    25,811     $  (122,157)      $   1,223
                                                                       ===========     ===========       =========
                                                                          LARGE CAP AGGRESSIVE
                                                                           GROWTH SUBACCOUNT
                                                                       ---------------------------
                                                                          2001            2000**
                                                                       -----------     -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............................    $        --     $        36
 Outside Trust.....................................................             --              --
 Interest income on policy loans...................................             --              --
                                                                       -----------     -----------
Total investment income............................................             --              36
Expenses:
 Mortality and expense risks.......................................              8               6
                                                                       -----------     -----------
Net investment income (loss).......................................             (8)             30
Net realized and unrealized (loss) on investments:
 Net realized (loss)...............................................            (40)             (8)
 Net unrealized (depreciation) during the period...................           (444)           (616)
                                                                       -----------     -----------
Net realized and unrealized (loss) on investments..................           (484)           (624)
                                                                       -----------     -----------
Net increase (decrease) in net assets resulting from operations....    $      (492)    $      (594)
                                                                       ===========     ===========

                                                                                   CLIFTON ENHANCED US
                                                                                    EQUITY SUBACCOUNT
                                                                          --------------------------------------
                                                                             2001          2000          1999*
                                                                          ---------      ---------     ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................................   $      --      $   3,328     $   1,435
 Outside Trust.........................................................          42             --            --
 Interest income on policy loans.......................................          --             --            --
                                                                          ---------      ---------     ---------
Total investment income................................................          42          3,328         1,435
Expenses:
 Mortality and expense risks...........................................         111            138            61
                                                                          ---------      ---------     ---------
Net investment income (loss)...........................................         (69)         3,190         1,374
Net realized and unrealized gain (loss) on investments:
 Net realized gains (loss).............................................        (525)           302            11
 Net unrealized appreciation (depreciation) during the period..........      (4,557)        (5,562)        1,285
                                                                          ---------      ---------     ---------
Net realized and unrealized gain (loss) on investments.................      (5,082)        (5,260)        1,296
                                                                          ---------      ---------     ---------
Net increase (decrease) in net assets resulting from operations........   $  (5,151)     $  (2,070)    $   2,670
                                                                          =========      =========     =========
                                                               FUNDAMENTAL GROWTH   FUNDAMENTAL GROWTH     AIM V.I. VALUE
                                                                   SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                                   ---------            ----------     -----------------------
                                                                      2001                 2000*         2001           2000*
                                                                   ---------            ----------     ---------     ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $      --           $   1,361      $      --     $      --
 Outside Trust....................................................         --                  --             --           241
 Interest income on policy loans..................................         --                  --             --            --
                                                                    ---------           ---------      ---------     ---------
Total investment income...........................................         --               1,361             --           241
Expenses:
 Mortality and expense risks......................................         48                  10             42            11
                                                                    ---------           ---------      ---------     ---------
Net investment income (loss)......................................        (48)              1,351            (42)          230
Net realized and unrealized (loss) on investments:
 Net realized (loss)..............................................       (242)                (10)          (173)          (11)
 Net unrealized (depreciation) during the period..................     (5,780)             (1,226)        (2,905)       (1,068)
                                                                    ---------           ---------      ---------     ---------
Net realized and unrealized (loss) on investments.................     (6,022)             (1,236)        (3,078)       (1,079)
                                                                    ---------           ---------      ---------     ---------
Net increase (decrease) in net assets resulting from operations...  $  (6,070)          $     115      $  (3,120)    $    (849)
                                                                    =========            =========      =========     =========


 *  From May 1, 1999 (commencement of operations).
**  From April 24, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                                                     FIDELITY VIP II         JANUS ASPEN
                                                             FIDELITY VIP GROWTH        CONTRAFUND        GLOBAL TECHNOLOGY
                                                                   SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                                             -------------------    ------------------    ------------------
                                                                2001      2000**       2001     2000**      2001     2000***
                                                             ---------   -------     -------   -------    -------   -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...................            --        --          --        --         --        --
 Outside Trust..........................................       $   272     $  --     $   205     $  --    $    17   $    24
 Interest income on policy loans........................            --        --          --        --         --        --
                                                               -------     -----     -------     -----    -------   -------
Total investment income.................................           272        --         205        --         17        24
Expenses:
 Mortality and expense risks............................            16        12          47         6         13         8
                                                               -------     -----     -------     -----    -------   -------
Net investment income (loss)............................           256       (12)        158        (6)         4        16
Net realized and unrealized (loss) on investments:
 Net realized losses....................................          (472)       (4)       (160)       (7)       (87)      (99)
 Net unrealized (depreciation) during the period........          (983)     (366)     (2,418)     (525)    (1,856)   (1,649)
                                                               -------     -----     -------     -----    -------   -------
Net realized and unrealized (loss) on investments.......        (1,455)     (370)     (2,578)     (532)    (1,943)   (1,748)
                                                               -------     -----     -------     -----    -------   -------
Net (decrease) in net assets resulting from operations..       $(1,199)    $(382)    $(2,420)    $(538)   $(1,939)  $(1,732)
                                                               =======     =====     =======     =====    =======   =======

                                                      JANUS ASPEN             NFS NEW
                                                       WORLDWIDE             DISCOVERY
                                                        GROWTH                SERIES         ACTIVE BOND II   LARGE/MID   SMALL CAP
                                                      SUBACCOUNT             SUBACCOUNT        SUBACCOUNT     CAP VALUE     VALUE
                                                   -----------------     -----------------   --------------   ---------   ---------
                                                    2001     2000***       2001     2000**      2001****       2001****    2001****
                                                   -------   -------     -------   -------    -------------   ---------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........       --        --           --         --       $71         $   32,410    $   13
 Outside Trust..................................  $     7     $   1      $ 3,282    $    --        --                 --        --
 Interest income on policy loans................       --        --           --         --        --                 --        --
                                                  -------     -----      -------    -------       ---         ----------    ------
Total investment income.........................        7         1        3,282         --        71             32,410        13
Expenses:
 Mortality and expense risks....................       18         8          282         19         8             19,605         5
                                                  -------     -----      -------    -------       ---         ----------    ------
Net investment income (loss)....................      (11)       (7)       3,000        (19)       63             12,805         8
Net realized and unrealized gain (loss) on
 investments:
 Net realized income (loss).....................      (46)      (71)        (491)        (7)        1            478,407      (350)
 Net unrealized appreciation (depreciation)
   during the period............................   (1,396)     (717)     (23,621)       197        24         (1,138,810)      443
                                                  -------     -----     --------       ----       ---        -----------    ------
Net realized and unrealized gain (loss) on
 investments....................................   (1,442)     (788)     (24,112)       190        25           (660,403)       93
                                                  -------     -----     --------       ----       ---        -----------    ------
Net increase (decrease) in net assets resulting
 from operations................................  $(1,453)    $(795)    $(21,112)      $171       $88        $  (647,598)   $  101
                                                  =======     =====     ========       ====       ===        ===========    ======

  ** From April 24, 2000 (commencement of operations).
 *** From June 29, 2000 (commencement of operations).
**** Activity from January 1, 2001. From December 15, 2000 (commencement of operations) to December 31, 2000 there was no activity.

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                                       LARGE CAP GROWTH SUBACCOUNT
                                                         ---------------------------------------------------
                                                              2001               2000              1999
                                                         --------------     --------------     -------------
Increase (decrease) in net assets from operations:
 Net investment income...............................    $       25,073     $    6,287,826     $   6,329,395
 Net realized gains (losses).........................          (175,998)         1,809,410         1,146,308
 Net unrealized appreciation (depreciation)
  during the period..................................       (12,425,145)       (17,039,660)          320,087
                                                         --------------     --------------     -------------
Net increase (decrease) in net assets resulting
 from operations.....................................       (12,576,070)        (8,942,424)        7,795,790
From policyholder transactions:
 Net premiums from policyholders.....................         9,798,367         16,225,070        10,950,682
 Net benefits to policyholders.......................        (5,259,528)        (8,421,666)       (5,776,293)
 Net increase (decrease) in policy loans.............          (207,346)           407,961                --
                                                         --------------     --------------     -------------
Net increase in net assets resulting
 from policyholder transactions......................         4,331,493          8,211,365         5,174,389
                                                         --------------     --------------     -------------
Net increase (decrease) in net assets................        (8,244,577)          (731,059)       12,970,179
Net assets at beginning of period....................        43,297,378         44,028,437        31,058,258
                                                         --------------     --------------     -------------
Net assets at end of period..........................    $   35,052,801     $   43,297,378     $  44,028,437
                                                         ==============     ==============     =============
                                                                INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                                         ---------------------------------------------------
                                                              2001               2000              1999
                                                         --------------     --------------     -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................   $       85,385     $      322,155     $     200,569
 Net realized gains (losses)..........................         (122,640)            76,586            62,140
 Net unrealized appreciation (depreciation)
  during the period...................................       (1,653,325)        (1,706,468)        1,295,768
                                                         --------------     --------------     -------------
Net increase (decrease) in net assets resulting
 from operations......................................       (1,690,580)        (1,307,727)        1,558,477
From policyholder transactions:
 Net premiums from policyholders......................        1,306,416          2,208,529         1,634,643
 Net benefits to policyholders........................       (1,081,138)        (1,307,479)       (1,119,500)
 Net increase (decrease) in policy loans..............          (15,762)           110,023                --
                                                         --------------     --------------     -------------
Net increase (decrease) in net assets resulting
 from policyholder transactions.......................          209,516          1,011,073           515,143
                                                         --------------     --------------     -------------
Net increase (decrease) in net assets.................       (1,481,064)          (296,654)        2,073,620
Net assets at beginning of period.....................        6,884,339          7,180,994         5,107,374
                                                         --------------     --------------     -------------
Net assets at end of period...........................   $    5,403,275     $    6,884,340     $   7,180,994
                                                         ==============     ==============     =============

                                                                             ACTIVE BOND SUBACCOUNT
                                                             ---------------------------------------------------
                                                                 2001                2000              1999
                                                             --------------     --------------     -------------
Increase (decrease) in net assets from operations:
 Net investment income.................................      $    4,430,900     $    5,332,953     $   5,481,982
 Net realized gains (losses)...........................            (515,287)        (1,058,175)         (388,883)
 Net unrealized appreciation (depreciation)
  during the period....................................           2,482,298          3,862,398        (5,439,148)
                                                             --------------     --------------     -------------
Net increase (decrease) in net assets resulting
 from operations.......................................           6,397,911          8,137,176          (346,049)
From policyholder transactions:
 Net premiums from policyholders.......................           9,484,532         26,218,788        11,668,600
 Net benefits to policyholders.........................          (9,173,407)       (17,903,281)       (7,543,864)
 Net increase (decrease) in policy loans...............             793,349            620,295                --
                                                             --------------     --------------     -------------
Net increase in net assets resulting
 from policyholder transactions........................           1,104,474          8,935,802         4,124,736
                                                             --------------     --------------     -------------
Net increase (decrease) in net assets..................           7,502,385         17,072,978         3,778,687
Net assets at beginning of period......................          97,962,560         80,889,582        77,110,895
                                                             --------------     --------------     -------------
Net assets at end of period............................      $  105,464,945     $   97,962,560     $  80,889,582
                                                             ==============     ==============     =============
                                                                        SMALL CAP GROWTH SUBACCOUNT
                                                             ---------------------------------------------------
                                                                 2001                2000              1999
                                                             --------------     --------------     -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................      $      (21,297)    $      581,967     $     527,624
 Net realized gains (losses)...........................               3,918            159,388            48,210
 Net unrealized appreciation (depreciation)
  during the period....................................          (1,739,132)        (2,654,137)        1,125,829
                                                             --------------     --------------     -------------
Net increase (decrease) in net assets resulting
 from operations.......................................          (1,756,511)        (1,912,782)        1,701,663
From policyholder transactions:
 Net premiums from policyholders.......................           1,836,588          4,738,730         1,398,160
 Net benefits to policyholders.........................          (2,644,594)          (956,063)         (390,180)
 Net increase (decrease) in policy loans...............                  --                 --                --
                                                             --------------     --------------     -------------
Net increase (decrease) in net assets resulting
 from policyholder transactions........................            (808,006)         3,782,667         1,007,980
                                                             --------------     --------------     -------------
Net increase (decrease) in net assets..................          (2,564,517)         1,869,885         2,709,643
Net assets at beginning of period......................           6,381,819          4,511,934         1,802,291
                                                             --------------     --------------     -------------
Net assets at end of period............................      $    3,817,302     $    6,381,819     $   4,511,934
                                                             ==============     ==============     =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000 AND 1999

                                                                  GLOBAL BALANCED SUBACCOUNT
                                                     -------------------------------------------------
                                                          2001              2000              1999
                                                     -------------     -------------     -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)....................    $       1,213     $       7,198     $      15,944
 Net realized gains (losses).....................           (8,554)           (3,641)            1,061
 Net unrealized appreciation (depreciation)
  during the period..............................          (19,857)          (21,945)           (8,559)
                                                     -------------     -------------     -------------
Net increase (decrease) in net assets resulting
 from operations.................................          (27,198)          (18,388)            8,446
From policyholder transactions:
 Net premiums from policyholders.................           84,769            75,380           115,573
 Net benefits to policyholders...................          (45,073)          (83,639)         (133,983)
 Net increase in policy loans....................               --                --                --
                                                     -------------     -------------     -------------
Net increase (decrease) in net assets resulting
 from policyholder transactions..................           39,696            (8,259)          (18,410)
                                                     -------------     -------------     -------------
Net increase (decrease) in net assets............           12,498           (26,647)           (9,964)
Net assets at beginning of period................          173,721           200,368           210,332
                                                     -------------     -------------     -------------
Net assets at end of period......................    $     186,219     $     173,721     $     200,368
                                                     =============     =============     =============
                                                               LARGE CAP VALUE SUBACCOUNT
                                                     -------------------------------------------------
                                                         2001              2000              1999
                                                     -------------     -------------     -------------
Increase (decrease) in net assets from operations:
 Net investment income...........................    $     130,087     $     693,327     $     474,149
 Net realized gains (losses).....................           67,962           (47,306)          123,242
 Net unrealized appreciation (depreciation)
  during the period..............................       (1,393,400)          854,807          (499,454)
                                                     -------------     -------------     -------------
Net increase (decrease) in net assets resulting
 from operations.................................       (1,195,351)        1,500,828            97,937
From policyholder transactions:
 Net premiums from policyholders.................        6,639,919         7,024,748         5,449,922
 Net benefits to policyholders...................       (1,543,150)       (1,798,175)       (1,059,147)
 Net increase in policy loans....................               --                --                --
                                                     -------------     -------------     -------------
Net increase (decrease) in net assets resulting
 from policyholder transactions..................        5,096,769         5,226,573         4,390,775
                                                     -------------     -------------     -------------
Net increase (decrease) in net assets............        3,901,418         6,727,401         4,488,712
Net assets at beginning of period................       14,990,188         8,262,787         3,774,075
                                                     -------------     -------------     -------------
Net assets at end of period......................    $  18,891,606     $  14,990,188     $   8,262,787
                                                     =============     =============     =============

                                                                     MID CAP GROWTH SUBACCOUNT
                                                         ---------------------------------------------------
                                                             2001               2000               1999
                                                         -------------     --------------     --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).....................       $     (64,238)    $    2,182,817     $    1,338,175
 Net realized gains (losses)......................          (1,706,682)         1,892,763            420,826
 Net unrealized appreciation (depreciation)
  during the period...............................          (6,633,116)       (11,690,290)         4,283,452
                                                         -------------     --------------     --------------
Net increase (decrease) in net assets resulting
 from operations..................................          (8,404,036)        (7,614,710)         6,042,453
From policyholder transactions:
 Net premiums from policyholders..................           8,459,392         13,112,643          7,041,199
 Net benefits to policyholders....................          (2,483,421)        (4,430,561)          (947,660)
 Net increase in policy loans.....................                  --                 --                 --
                                                         -------------     --------------     --------------
Net increase (decrease) in net assets resulting
 from policyholder transactions...................           5,975,971          8,682,082          6,093,539
                                                         -------------     --------------     --------------
Net increase (decrease) in net assets.............          (2,428,065)         1,067,372         12,135,992
Net assets at beginning of period.................          14,676,946         13,609,574          1,473,582
                                                         -------------     --------------     --------------
Net assets at end of period.......................       $  12,248,881     $   14,676,946     $   13,609,574
                                                         =============     ==============     ==============
                                                                     MONEY MARKET SUBACCOUNT
                                                         ---------------------------------------------------
                                                             2001               2000               1999
                                                         -------------     --------------     --------------
Increase (decrease) in net assets from operations:
 Net investment income............................       $     725,466     $    1,290,563     $    1,143,104
 Net realized gains (losses)......................                  --                 --                 --
 Net unrealized appreciation (depreciation)
  during the period...............................                  --                 --                 --
                                                         -------------     --------------     --------------
Net increase (decrease) in net assets resulting
 from operations..................................             725,466          1,290,563          1,143,104
From policyholder transactions:
 Net premiums from policyholders..................          18,020,488         26,609,851         16,733,655
 Net benefits to policyholders....................         (21,929,201)       (22,265,301)       (46,642,184)
 Net increase in policy loans.....................              38,516             77,509                 --
                                                         -------------     --------------     --------------
Net increase (decrease) in net assets resulting
 from policyholder transactions...................          (3,870,197)         4,422,059        (29,908,529)
                                                         -------------     --------------     --------------
Net increase (decrease) in net assets.............          (3,144,731)         5,712,622        (28,765,425)
Net assets at beginning of period.................          26,215,728         20,503,106         49,268,531
                                                         -------------     --------------     --------------
Net assets at end of period.......................       $  23,070,997     $   26,215,728     $   20,503,106
                                                         =============     ==============     ==============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                 LARGE/MID CAP VALUE II SUBACCOUNT            SMALL/MID CAP GROWTH SUBACCOUNT
                                              ---------------------------------------   -----------------------------------------
                                                 2001           2000         1999           2001           2000          1999
                                              -----------   -----------   -----------   ------------   ------------  ------------
Increase (decrease) in net assets from
operations:
 Net investment income (loss)................ $     1,038   $   824,979   $     2,457   $    (25,816)  $    570,559  $    810,295
 Net realized gains (losses).................      (2,862)      (47,013)     (547,518)      (102,355)      (136,669)       16,952
 Net unrealized appreciation (depreciation)
  during the period..........................     (75,104)      853,987       657,486       (889,404)        (2,663)     (590,295)
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from operations..................     (76,928)    1,631,953       112,425     (1,017,575)       431,227       236,952
From policyholder transactions:
 Net premiums from policyholders.............     765,924     2,895,543     2,086,192      1,208,797      1,474,342     1,533,102
 Net benefits to policyholders...............     (35,188)     (830,119)   (3,546,814)      (913,635)    (1,536,191)   (1,200,248)
 Net increase in policy loans................          --            --            --             --             --            --
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from policyholder transactions...    (730,736)    2,065,424    (1,460,622)       295,162        (61,849)      332,854
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net increase (decrease) in net assets........     653,808     3,697,377    (1,348,197)      (722,413)       369,378       569,806
Net assets at beginning of period............   8,399,009     4,701,632     6,049,829      5,855,422      5,486,044     4,916,238
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net assets at end of period.................. $   653,808   $ 8,399,009   $ 4,701,632   $  5,133,009   $  5,855,422  $  5,486,044
                                              ===========   ===========   ===========   ============   ============  ============
                                                  REAL ESTATE EQUITY SUBACCOUNT                  GROWTH & INCOME SUBACCOUNT
                                              ---------------------------------------   -----------------------------------------
                                                 2001          2000          1999           2001          2000          1999
                                              -----------   -----------   -----------   ------------   ------------  ------------
Increase (decrease) in net assets from
operations:
 Net investment income....................... $   158,563   $   465,264   $   255,391   $  1,695,152   $ 44,427,885  $ 35,556,691
 Net realized gains (losses).................    (171,749)     (159,205)     (168,994)       291,493     18,300,286     5,502,422
 Net unrealized appreciation (depreciation)
  during the period..........................      63,266       919,904      (220,380)   (58,152,177)   (96,829,044)    2,405,417
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from operations..................      50,080     1,225,963      (133,983)   (56,165,532)   (34,100,873)   43,464,530
From policyholder transactions:
 Net premiums from policyholders.............   1,189,510     1,762,038       968,627     20,191,545     31,462,247    34,593,082
 Net benefits to policyholders...............  (1,501,999)   (1,130,179)   (2,335,552)   (21,398,447)   (71,685,409)  (34,650,911)
 Net increase (decrease) in policy loans.....      33,805       114,851            --     (1,356,490)     1,310,472            --
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net increase (decrease) in net assets
  resulting from policyholder transactions...    (278,684)      746,710    (1,366,925)    (2,563,392)   (38,912,690)      (57,829)
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net increase (decrease) in net assets........    (228,604)    1,972,673    (1,500,908)   (58,728,924)   (73,013,563)   43,406,701
Net assets at beginning of period............   6,002,773     4,030,100     5,531,008    267,486,534    340,500,097   297,093,396
                                              -----------   -----------   -----------   ------------   ------------  ------------
Net assets at end of period.................. $ 5,774,169   $ 6,002,773   $ 4,030,100   $208,757,610   $267,486,534  $340,500,097
                                              ===========   ===========   ===========   ============   ============  ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

          YEARS AND PERIODS ENDED SEPTEMBER 30, 2001 (UNAUDITED) AND
                          DECEMBER 31, 2000 AND 1999

                                                             MANAGED SUBACCOUNT                  SHORT-TERM  BOND SUBACCOUNT
                                                    -------------------------------------   -------------------------------------
                                                        2001         2000         1999          2001         2000         1999
                                                    -----------   ----------   ----------   -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income                             $  1,876,437  $ 11,092,640  $ 10,302,317   $    15,584  $    15,494  $    14,042
 Net realized gains (losses)                             44,474     1,551,519       996,546          (315)      (2,287)      (8,638)
 Net unrealized appreciation (depreciation)
  during the period                                 (11,191,146)  (12,278,637)   (2,108,530)       13,799        6,756       (2,442)
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations                                     (9,270,235)      365,522     9,190,333        29,068       19,963        2,962
From policyholder transactions:
 Net premiums from policyholders                      9,044,080    12,192,565    13,430,282       282,609      167,135      109,732
 Net benefits to policyholders                      (10,942,264)  (19,842,234)  (14,305,859)      (90,217)     (69,043)    (370,270)
 Net increase in policy loans                           347,322       630,955            --            --           --           --
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions                      (1,550,862)   (7,018,714)     (875,577)      192,392       98,092     (260,538)
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net increase (decrease) in net assets               (10,821,097)   (6,653,192)    8,314,756       221,460      118,055    (257,576)
Net assets at beginning of period                   112,476,227   119,129,419   110,814,663       356,968      238,913      496,489
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net assets at end of period                        $101,655,130  $112,476,227  $119,129,419   $   578,428  $   356,968  $   238,913
                                                   ============  ============  ============   ===========  ===========  ===========
                                                         SMALL CAP EQUITY SUBACCOUNT          INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                   ----------------------------------------   --------------------------------------
                                                       2001          2000         1999           2001         2000          1999
                                                   ------------  ------------  ------------   -----------  -----------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                      $    (15,612) $    297,508  $     61,905   $    48,157  $   564,716  $   223,214
 Net realized gains (losses)                           (497,942)     (110,857)      (33,134)     (254,673)     348,813      155,412
 Net unrealized appreciation (depreciation)
  during the period                                    (773,318)     (668,463)     (148,401)   (4,019,589)  (2,497,504)     387,412
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations                                       (956,872)     (481,812)     (119,630)   (4,226,105)  (1,583,975)     766,038
From policyholder transactions:
 Net premiums from policyholders                      2,352,805     1,608,648     1,483,922     7,905,633    9,284,275    2,354,681
 Net benefits to policyholders                       (1,991,173)     (452,404)     (447,402)     (841,569)    (469,272)  (3,673,500)
 Net increase in policy loans                                --            --            --            --           --           --
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions                         361,632     1,156,242     1,036,520    7,064,064     8,815,003   (1,318,819)
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net increase (decrease) in net assets                  (595,240)      674,430       916,890     2,837,959    7,231,028     (552,781)
Net assets at beginning of period                     4,141,822     3,467,392     2,550,502    10,859,971    3,628,943    4,181,724
                                                   ------------  ------------  ------------   -----------  -----------  -----------
Net assets at end of period                        $  3,546,582  $  4,141,822  $  3,467,392   $13,694,930  $10,859,971  $ 3,628,943
                                                   ============  ============  ============   ===========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
          Years and periods ended September 30, 2001 (unaudited) and
                          December 31, 2000 and 1999

                                                     Equity Index Subaccount                        Global Bond Subaccount
                                           ------------------------------------------   ------------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations:
  Net investment income................... $    216,322   $  2,141,880   $    529,375   $        518   $     57,408   $     33,778
  Net realized gains (losses).............      (85,115)       485,643        271,978         (6,331)       (14,302)          (151)
  Net unrealized appreciation
   (depreciation) during the period.......  (11,294,511)    (8,035,375)     1,282,937         24,984         63,359        (52,953)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations...............  (11,163,304)    (5,407,852)     2,084,290         19,171        106,465        (19,326)
From policyholder transactions:
  Net premiums from policyholders.........    9,622,997     43,728,519      6,697,385        283,498        396,099        696,619
  Net benefits to policyholders...........   (4,406,332)    (2,630,030)    (1,623,429)      (201,794)      (192,421)      (317,999)
  Net increase in policy loans............           --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
  from policyholder transactions..........    5,216,665     41,098,489      5,073,956         81,704        203,678        378,620
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets.....   (5,946,639)    35,690,637      7,158,246        100,875        310,143        359,294
Net assets at beginning of period.........   50,096,716     14,406,079      7,247,833      1,139,861        829,718        470,424
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period............... $ 50,069,716   $ 50,096,716   $ 14,406,079   $  1,240,736   $  1,139,861   $    829,718
                                           ============   ============   ============   ============   ============   ============

                                                  Turner Core Growth Subaccount           Brandes International Subaccount Equity
                                           ------------------------------------------   ------------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)............ $     (1,587)  $     50,617   $     18,189   $     (1,807)  $     87,962   $     14,188
  Net realized gains (losses).............      (87,369)        20,969         26,736         30,200         13,902         11,526
  Net unrealized appreciation
    (depreciation) during the period......      (56,525)      (120,040)        23,628       (276,840)       (35,201)       122,734
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations...............     (145,481)       (48,454)        68,553       (248,447)        66,663        148,448
From policyholder transactions:
  Net premiums from policyholders.........      309,721        192,556        109,802      1,045,529        616,308        152,629
  Net benefits to policyholders...........     (214,915)       (31,415)       (45,555)      (958,497)       (39,267)       (31,332)
  Net increase in policy loans............           --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
  from policyholder transactions..........       94,806        161,141         64,247         87,032        577,041        121,297
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets.....      (50,675)       112,687        132,800       (161,415)       643,704        269,745
Net assets at beginning of period.........      370,494        257,807        125,007      1,169,206        525,502        255,757
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period............... $    319,819   $    370,494   $    257,807   $  1,007,791   $  1,169,206   $    525,502
                                           ============   ============   ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
          Years and periods ended September 30, 2001 (unaudited) and
                          December 31, 2000 and 1999

                                            Frontier Capital Appreciation Subaccount        Emerging Markets Equity Subaccount
                                           ------------------------------------------   ------------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)............ $      2,251   $    130,136   $      8,771   $     (1,807)  $     58,591   $     15,170
  Net realized gains (losses).............      (52,619)        68,311        (59,550)      (424,870)        19,902          1,838
  Net unrealized appreciation
    (depreciation) during the period......      (47,847)      (175,994)        89,369        193,158       (571,486)        92,713
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations...............      (98,215)        22,453         38,590       (233,519)      (492,993)       109,721
From policyholder transactions:
  Net premiums from policyholders.........      429,905        219,803        103,675        588,861      1,133,676        336,277
  Net benefits to policyholders...........     (462,120)      (179,523)    (2,221,410)      (471,991)      (337,143)        (8,915)
  Net increase in policy loans............           --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions............................      (32,215)        40,280     (2,117,735)       116,870        796,533        327,362
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets.....     (130,430)        62,733     (2,079,145)      (116,649)       303,540        437,083
Net assets at beginning of period.........      516,716        453,983      2,533,128        741,352        437,812            729
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period............... $    386,286   $    516,716   $    453,983   $    624,703   $    741,352   $    437,812
                                           ============   ============   ============   ============   ============   ============

                                                      Bond Index Subaccount                   Small/Mid Cap Core Subaccount
                                           ------------------------------------------   ------------------------------------------
                                               2001           2000           1999           2001           2000           1999
                                           ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)............ $     66,110   $      6,712   $      2,701   $       (165)  $     21,792   $      6,364
  Net realized gains (losses).............        6,268           (607)        (1,613)        (1,290)         1,505          1,093
  Net unrealized appreciation
    (depreciation) during the period......       66,645          6,100         (1,753)       (78,559)       (13,928)         4,719
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations...............      139,023         12,205           (665)       (80,014)         9,369         12,176
From policyholder transactions:
  Net premiums from policyholders.........    4,791,282        196,240         80,921        112,553        479,768         44,493
  Net benefits to policyholders...........      (57,786)       (16,742)       (20,596)       (92,220)        (6,951)       (12,003)
  Net increase in policy loans............           --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets resulting
  from policyholder transactions..........    4,733,496        179,498         60,325         20,333        472,817         32,490
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets.....    4,872,519        191,703         59,660        (59,681)       482,186         44,666
Net assets at beginning of period.........      265,912         74,209         14,549        559,551         77,365         32,699
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period............... $  5,138,431   $    265,912   $     74,209   $    499,870   $    559,551   $     77,365
                                           ============   ============   ============   ============   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
          Years and periods ended September 30, 2001 (Unaudited) and
                          December 31, 2000 and 1999

                                                                                                       Clifton Enhanced
                                                    High Yield Bond Subaccount                       US Equity Subaccount
                                            ------------------------------------------   -----------------------------------------
                                                2001           2000           1999           2001           2000          1999*
                                            ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)............. $     39,771   $     78,692   $      2,791   $        (69)  $      3,190   $     1,374
  Net realized gains (losses)..............     (107,391)       (12,114)          (396)          (525)           302            11
  Net unrealized appreciation
    (depreciation) during the period.......       93,431       (188,735)        (1,172)        (4,557)        (5,562)        1,285
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
  resulting from operations................       25,811       (122,157)         1,223         (5,151)        (2,070)        2,670
From policyholder transactions:
  Net premiums from policyholders..........      578,612      1,514,684         69,375          5,606         16,541        15,505
  Net benefits to policyholders............   (1,298,307)       (88,711)            --         (1,717)        (9,351)           --
  Net increase in policy loans.............           --             --             --             --             --            --
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions.............................     (719,695)     1,425,973         69,375          3,889          7,190        15,505
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets......     (693,884)     1,303,816         70,598         (1,262)         5,120        18,175
Net assets at beginning of period..........    1,379,867         76,051          5,453         23,295         18,175            --
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net assets at end of period................ $    685,983   $  1,379,867   $     76,051   $     22,033   $     23,295   $    18,175
                                            ============   ============   ============   ============   ============   ===========

                                                                              Large Cap Aggressive           Fundamental Growth
                                                                               Growth Subaccount                Subaccount
                                                                          ---------------------------   --------------------------
                                                                              2001           2000**         2001          2000**
                                                                          ------------   ------------   ------------   -----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)........................................... $         (8)  $         30   $        (48)  $     1,351
  Net realized (losses)..................................................          (40)            (8)          (242)          (10)
  Net unrealized (depreciation) during the period........................         (444)          (616)        (5,780)       (1,226)
                                                                          ------------   ------------   ------------   -----------
Net increase (decrease) in net assets resulting from operations..........         (492)          (594)        (6,070)          115
From policyholder transactions:
  Net premiums from policyholders........................................            4          2,528          7,509     9,264,914
  Net benefits to policyholders..........................................          (80)            --         (7,658)   (9,251,776)
  Net increase in policy loans...........................................           --             --             --            --
                                                                          ------------   ------------   ------------   -----------
Net increase (decrease) in net assets resulting from policyholder
  transactions...........................................................          (76)         2,528           (149)       13,138
                                                                          ------------   ------------   ------------   -----------
Net increase (decrease) in net assets....................................         (568)         1,934         (6,219)       13,253
Net assets at beginning of period........................................        1,934             --         13,253            --
                                                                          ------------   ------------   ------------   -----------
Net assets at end of period.............................................. $      1,366   $      1,934   $      7,034   $    13,253
                                                                          ============   ============   ============   ===========

_____________________

  * From May 1, 1999 (commencement of operations).
 ** From April 24, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
          Years and periods ended September 30, 2001 (unaudited) and
                          December 31, 2000 and 1999

                                                                                                              Fidelity VIP II
                                                   AIM V.I. Value              Fidelity VIP Growth               Contrafund
                                                     Subaccount                    Subaccount                    Subaccount
                                            ---------------------------   ---------------------------   --------------------------
                                                2001           2000**         2001           2000**         2001          2000**
                                            ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)............. $        (42)  $        230   $        256   $         (6)  $        158   $       (12)
  Net realized (losses)....................         (173)           (11)          (472)            (7)          (160)           (4)
  Net unrealized (depreciation) during
    the period.............................       (2,905)        (1,068)          (983)          (525)        (2,418)         (366)
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net (decrease) in net assets resulting
  from operations..........................       (3,120)          (849)        (1,199)          (538)        (2,420)         (382)
From policyholder transactions:
  Net premiums from policyholders..........       10,605         12,213            734          5,160         10,626        13,880
  Net benefits to policyholders............         (401)        (6,072)        (1,234)          (394)          (590)       (6,991)
  Net increase in policy loans.............           --             --             --             --             --            --
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase in net assets resulting
  from policyholder transactions...........       10,204          6,141            500          4,766         10,036         6,889
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets......        7,084          5,292         (1,699)         4,228          7,616         6,507
Net assets at beginning of period..........        5,292             --          4,228             --          6,507            --
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net assets at end of period................ $     12,376   $      5,292   $      2,529   $      4,228   $     14,123   $     6,507
                                            ============   ============   ============   ============   ============   ===========

                                                     Janus Aspen                   Janus Aspen                     MFS New
                                                  Global Technical               Worldwide Growth              Discovery Series
                                                     Subaccount                    Subaccount                     Subaccount
                                            ---------------------------   ---------------------------   --------------------------
                                                2001           2000***        2001           2000***        2001          2000**
                                            ------------   ------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)............. $          4   $         16   $        (11)  $         (7)  $      3,000   $       (19)
  Net realized (losses)....................          (87)           (99)           (46)           (71)          (491)           (7)
  Net unrealized appreciation
    (depreciation) during the period.......       (1,856)        (1,649)        (1,396)          (717)       (23,621)          197
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
  resulting from operations................       (1,939)        (1,732)        (1,453)          (795)       (21,112)          171
From policyholder transactions:
  Net premiums from policyholders..........          215          5,487            406          5,929         93,317        37,394
  Net benefits to policyholders............         (296)            --           (521)          (470)       (10,547)      (18,758)
  Net increase in policy loans.............           --             --             --             --             --            --
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets
  resulting from policyholder
  transactions.............................          (81)         5,487           (115)         5,459         82,770        18,636
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net increase (decrease) in net assets......       (2,020)         3,755         (1,568)         4,664         61,658        18,807
Net assets at beginning of period..........        3,755             --          4,664             --         18,807            --
                                            ------------   ------------   ------------   ------------   ------------   -----------
Net assets at end of period................ $      1,735   $      3,755   $      3,096   $      4,664   $     80,465   $    18,807
                                            ============   ============   ============   ============   ============   ===========

_____________________

  ** From April 24, 2000 (commencement of operations).
 *** From June 29, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
          Years and periods ended September 30, 2001 (Unaudited) and
                          December 31, 2000 and 1999

                                                                          Active            Large/Mid Cap         Small Cap
                                                                           Bond II             Value                Value
                                                                         Subaccount          Subaccount           Subaccount
                                                                     ------------------   -----------------   -----------------
                                                                           2001****            2001****            2001****
                                                                     ------------------   -----------------   -----------------
Increase (decrease) in net assets from operations:
  Net investment income.............................................     $         63         $    12,805         $         8
  Net realized gains (losses).......................................                1             478,407                (350)
  Net unrealized appreciation (depreciation) during the period......               24          (1,138,810)                443
                                                                         ------------         -----------         -----------
Net increase (decrease) in net assets resulting from operations.....               88            (647,598)                101
From policyholder transactions:
  Net premiums from policyholders...................................            2,824           1,270,788              14,148
  Net benefits to policyholders.....................................             (150)         (5,692,760)             (5,641)
  Net increase in policy loans......................................               --                  --                  --
                                                                         ------------         -----------         -----------
Net increase (decrease) in net assets resulting from policyholder
  transactions......................................................            2,674          (4,421,972)              8,507
                                                                         ------------         -----------         -----------
Net increase (decrease) in net assets...............................            2,762          (5,069,570)              8,608
Net assets at beginning of period...................................               --           8,399,009                  --
                                                                         ------------         -----------         -----------
Net assets at end of period.........................................     $      2,762         $ 3,329,439         $     8,608
                                                                         ============         ===========         ===========

_______________________
**** Activity from January 1, 2001. From December 15, 2000 (commencement of operations) to December 31, 2000 there was no activity.

See accompanying notes.

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
                               September 30, 2001

1. Organization

     John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO or John Hancock). John Hancock Variable Life Account UV was formed to fund variable life insurance policies (Policies) issued by JHLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other Outside Investment Trust (Outside Trust). New subaccounts may be added as new Funds are added to the Trust or to Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-four subaccounts of the Trust and Outside Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Large/Mid Cap Value II (formerly, Mid Cap Value), Small/ Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Active Bond II, Large Mid/Cap Value, and Small Cap Value subaccounts. Each subaccount has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. Significant Accounting Policies

   Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Valuation of Investments

     Investment in shares of the Fund and of Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001

2. Significant Accounting Policies (Continued)

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

   Expenses

     JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. Transactions with Affiliates.

     JHLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHLICO or the Fund.

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001

4. Details of Investments

     The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of Outside Trusts at September 30 were as follows:

                              Subaccount                         Shares Owned            Cost               Value
                              ----------                         ------------       --------------      -------------
        Large Cap Growth...................................        2,416,440        $   54,081,209      $  32,238,723
        Active Bond........................................        9,666,633            92,877,857         93,295,695
        International Equity Index.........................          441,466             7,195,575          4,966,880
        Small Cap Growth...................................          417,508             6,793,194          3,817,361
        Global Balanced....................................           23,312               227,453            185,974
        Mid Cap Growth.....................................        1,423,346            26,026,524         12,249,074
        Large Cap Value....................................        1,412,663            19,762,647         18,873,555
        Money Market.......................................       20,787,418            20,787,418         20,787,418
        Large/Mid Cap Value II.............................           65,480               728,443            653,339
        Small/Mid Cap Growth...............................          443,575             6,578,297          5,133,090
        Real Estate Equity.................................          394,707             5,275,969          5,339,377
        Growth & Income....................................       16,512,434           264,885,288        176,034,919
        Managed............................................        7,137,794           101,171,743         87,488,855
        Short-Term Bond....................................           56,558               562,556            576,275
        Small Cap Equity...................................          511,666             4,922,251          3,546,636
        International Opportunities........................        1,626,910            19,559,333         13,696,983
        Equity Index.......................................        3,170,074            61,417,800         44,109,516
        Global Bond........................................          118,118             1,196,389          1,237,355
        Turner Core Growth.................................           26,876               442,833            319,823
        Brandes International Equity.......................           83,844             1,191,056          1,007,801
        Frontier Capital Appreciation......................           28,509               487,816            386,290
        Emerging Markets Equity............................          124,447               909,880            624,216
        Bond Index.........................................          508,964             5,045,335          5,116,176
        Small/Mid Cap CORE.................................           60,736               585,423            499,543
        High Yield Bond....................................          102,060               777,614            681,119
        Clifton Enhanced U.S. Equity.......................            1,721                30,867             22,033
        Large Cap Aggressive Growth........................              193                 2,426              1,366
        Fundamental Growth.................................            1,038                14,040              7,034
        AIM V.I. Value.....................................              571                16,350             12,376
        Fidelity VIP Growth................................               88                 4,037              2,529
        Fidelity VIP II Contrafund.........................              752                16,908             14,123
        Janus Aspen Global Technology......................              558                 5,240              1,735
        Janus Aspen Worldwide Growth.......................              123                 5,208              3,096
        MFS New Discovery Series...........................            6,645               103,890             80,466
        Active Bond II.....................................              259                 2,727              2,751
        Large/Mid Cap Value................................          263,889             3,739,008          3,326,891
        Small Cap Value....................................              716                 8,154              8,597

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001

4. Details of Investments (continued)

     Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Subaccounts of the Trust and of Outside Trusts during 2001, were as follows:

                          Subaccount                      Purchases              Sales
                          ----------                     -----------          -----------
        Large Cap Growth.............................    $ 7,001,493          $ 2,470,981
        Active Bond..................................     10,622,178            6,361,981
        International Equity Index...................        976,329              676,939
        Small Cap Growth.............................      1,366,104            2,195,348
        Global Balanced..............................         77,855               37,191
        Mid Cap Growth...............................      8,434,287            2,522,361
        Large Cap Value..............................      6,313,877            1,105,072
        Money Market.................................     12,002,156           15,193,863
        Large/Mid Cap Value II.......................        790,505               59,200
        Small/Mid Cap Growth.........................        873,038              603,611
        Real Estate Equity...........................      1,068,485            1,274,824
        Growth & Income..............................     10,881,837           10,474,368
        Managed......................................      5,407,115            5,640,439
        Short-Term Bond..............................        275,047               69,224
        Small Cap Equity.............................      2,407,054            2,060,980
        International Opportunities..................      7,837,966              726,692
        Equity Index.................................      8,930,085            3,537,659
        Global Bond..................................        257,023              178,182
        Turner Core Growth...........................        309,161              215,938
        Brandes International Equity.................        971,398              886,163
        Frontier Capital Appreciation................        434,275              464,235
        Emerging Markets Equity......................        550,148              435,572
        Bond Index...................................      4,908,359              131,008
        Small/Mid Cap CORE...........................        371,400              351,559
        High Yield Bond..............................        625,321            1,310,109
        Clifton Enhanced U.S. Equity.................          5,646                1,826
        Large Cap Aggressive Growth..................             --                   84
        Fundamental Growth...........................            120                  317
        AIM V.I. Value...............................         10,618                  456
        Fidelity VIP Growth..........................            860                1,104
        Fidelity VIP II Contrafund...................         10,825                  631
        Janus Aspen Global Technology................             17                   94
        Janus Aspen Worldwide Growth.................              7                  133
        MFS New Discovery Series.....................         88,640                2,869
        Active Bond II...............................          2,893                  167
        Large/Mid Cap Value..........................      1,056,005            5,467,721
        Small Cap Value..............................         14,296                5,792

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001


5. Net Assets

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at September 30, 2001 were as follows:

                                            UV MVL Class #3               UV Flex Class #4             UV Flex II Class #5
                                      ----------------------------  ----------------------------  -----------------------------
                                      Accumulation    Accumulation  Accumulation    Accumulation  Accumulation    Accumulation
Subaccount                               Shares       Share Values     Shares       Share Values     Shares       Share Values
----------                            ------------    ------------  ------------    ------------  ------------    -------------
Large Cap Growth                         76,665       $   45.78        397,319     $    45.78        36,999       $   45.78
Active Bond                              35,774           27.71      1,749,724          27.71        15,438           27.71
International Equity Index               34,021           16.70        130,662          11.45        15,668           16.70
Small Cap Growth                        123,545           11.45        156,574          15.55        46,500           11.49
Global Balanced                           8,927           10.40          2,590          10.40         4,960           10.40
Mid Cap Growth                          215,644           12.47        623,532          12.46        79,799           12.46
Large Cap Value                         157,978           17.00        836,878          17.00        67,332           17.00
Money Market                            233,821           19.68        316,766          19.68        26,442           19.68
Large/Mid Cap Value II                   81,597           15.49         67,053          15.45        35,901           15.45
Small/Mid Cap Growth                     36,326           17.91        220,174          17.92        10,895           17.92
Real Estate Equity                       15,072           29.30         97,410          29.30        10,503           29.30
Growth & Income                         174,094           44.19      1,380,190          44.19        96,188           44.19
Managed                                  70,676           35.38      1,110,650          35.38        38,247           35.38
Short-Term Bond                           7,638           14.94         23,405          14.94         3,339           14.94
Small Cap Equity                         67,638            8.42        265,813           8.42        33,190            8.42
International Opportunities              44,737            9.80      1,286,515           9.80        20,196            9.80
Equity Index                            273,782           16.51      2,177,283          16.51        92,032           16.51
Global Bond                              29,182           13.72         40,108          13.72        10,905           13.72
Turner Core Growth                        5,727           15.69          5,145          15.69            30           15.70
Brandes International Equity             17,563           14.34         11,740          14.34         1,057           14.34

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001


5. Net Assets (continued)

                                            UV MVL Class #3              UV Flex Class #4                UV Flex II Class #5
                                    ---------------------------      --------------------------      ----------------------------
                                    Accumulation    Accumulation     Accumulation  Axcumulation      Accumulation    Accumulation
Subaccount                             Shares       Share Values        Shares     Share Values         Shares       Share Values
----------                          ------------    ------------    -------------  ------------      ------------    ------------
Frontier Capital
 Appreciation                           3,796       $   17.82            3,384     $  17.82               532        $  17.82
Emerging Markets Equity                45,506            5.69           43,948         5.70            10,568            5.70
Bond Index                             54,866           12.34          359,122        12.34             1,562           12.34
Small/Mid Cap CORE                      7,071            9.38           25,751         9.38             1,652            9.38
High Yield Bond                        50,701            8.68           18,040         8.69             3,479            8.69
Clifton Enhanced U.S.
 Equity                                 2,377            9.27               --          --                --              --
Large Cap Aggressive
 Growth                                    --              --               --          --                --              --
Fundamental Growth                         --              --               --          --                --              --
AIM V.I. Value                             --              --               --          --                --              --
Fidelity VIP Growth                        --              --               --          --                --              --
Fidelity VIP II Contrafund                 --              --               --          --                --              --
Janus Aspen Global
 Technology                                --              --               --          --                --              --
Janus Aspen Worldwide
 Growth                                    --              --               --          --                --              --
MFS New Discovery Series                   --              --               --          --                --              --
Active Bond II                             --              --               --          --                --              --
Large/Mid Cap Value                        --              --               --          --                --              --
Small Cap Value                            --              --               --          --                --              --

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001


5. Net Assets (continued)

                                             UV Vep Class #7               UV Vep Class #8                UV Vep Class #9
                                      ----------------------------   ----------------------------   ---------------------------
                                      Accumulation    Accumulation   Accumulation    Accumulation   Accumulation    Accumulation
Subaccount                               Shares       Share Values      Shares       Share Values      Shares       Share Values
----------                            ------------    ------------   ------------    ------------   ------------   -------------
Large Cap Growth                         25,178       $   19.64         16,344       $   19.71         3,163       $   19.79
Active Bond                              19,153           16.13          6,072           16.19            --              --
International Equity Index               21,942           10.62          2,583           10.66            --              --
Small Cap Growth                         15,101           11.43          4,263           11.46            --              --
Global Balanced                             200           10.38             --              --            --              --
Mid Cap Growth                           26,109           12.44         16,825           12.48            --              --
Large Cap Value                          20,288           16.97         20,596           17.01            --              --
Money Market                             46,210           14.22         41,955           14.27            --              --
Large/Mid Cap Value II                   29,639           15.47            726           15.52            --              --
Small/Mid Cap Growth                      5,751           17.88          5,791           17.95            --              --
Real Estate Equity                        1,349           19.05          2,554           19.12            --              --
Growth & Income                          88,973           20.04         35,739           20.11         4,126           20.19
Managed                                  23,835           18.62         11,961           18.70            --              --
Short-Term Bond                           3,246           14.91             --              --            --              --
Small Cap Equity                         21,043            8.41          3,703            8.43            --              --
International Opportunities              13,401            9.78          9,641            9.81         6,024            9.83
Equity Index                             57,726           16.49         48,206           16.53            --              --
Global Bond                               5,531           16.70             --              --            --              --
Turner Core Growth                           --              --             --              --            --              --
Brandes International Equity                746           14.14         12,290           14.18            --              --

                    JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
            NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                              September 30, 2001

5. Net Assets (continued)
                                         UV Vep Class #7                  UV Vep Class #8               UV Vep Class #9
                                  -----------------------------    ----------------------------   ----------------------------
                                  Accumulation     Accumulation    Accumulation   Accumulation    Accumulation    Accumulation
Subaccount                           Shares        Share Values       Shares       Share Values      Shares       Share Values
----------                        ------------     ------------    ------------   -------------   ------------    ------------
Frontier Capital
 Appreciation                            285         $  19.20         2,515        $  19.25              --              --
Emerging Markets Equity                6,711             5.69           841            5.70              --              --
Bond Index                               562            12.33           235           12.35              --              --
Small/Mid Cap CORE                    17,345             9.37         1,500            9.39              --              --
High Yield Bond                        1,927             8.68           277            8.69              --              --
Clifton Enhanced U.S.
 Equity                                   --               --            --              --              --              --
Large Cap Aggressive
 Growth                                  227             6.02            --              --              --              --
Fundamental Growth                     1,268             5.55            --              --              --              --
AIM V.I. Value                           606             6.66         1,252            6.67              --              --
Fidelity VIP Growth                      407             6.31            --              --              --              --
Fidelity VIP II Contrafund               637             7.81         1,157            7.88              --              --
Janus Aspen Global
 Technology                              540             3.21            --              --              --              --
Janus Aspen Worldwide
 Growth                                  544             5.69            --              --              --              --
MFS New Discovery Series               1,630             7.50         9,088            7.51              --              --
Active Bond II                           243            11.37            --              --              --              --
Large/Mid Cap Value                      572             8.78            --              --              --              --
Small Cap Value                          951             9.06            --              --              --              --

                        Report of Independent Auditors

To the Policyholders of,
John Hancock Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, and MFS New Discovery Series Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Insurance Account UV at December 31, 2000, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 13, 2001

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000

                                                                                                         International
                                                                             Large Cap       Active         Equity       Small Cap
                                                                              Growth          Bond           Index        Growth
                                                                            Subaccount     Subaccount     Subaccount    Subaccount
                                                                           -------------  ------------- -------------  ------------
Assets
Cash....................................................................              --             --            --            --
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value...........................................   $  40,309,354  $  87,068,487 $   6,443,455  $  6,381,819
Investments in shares of portfolios of Outside Trust, at value..........              --             --            --            --
Policy loans and accrued interest receivable............................       2,988,024     10,894,073       440,884         8,939
Receivable from:
     John Hancock Variable Series Trust I...............................          78,996         43,980         3,951            --
     Portfolio of Outside Trusts........................................              --             --            --            --
                                                                           -------------  ------------- -------------  ------------
Total assets............................................................      43,376,374     98,006,540     6,888,290     6,390,758
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company.......................          76,877         40,173         3,625         8,618
     Portfolio of Outside Trusts........................................              --             --            --            --
Asset charges payable...................................................           2,119          3,807           326           321
                                                                           -------------  ------------- -------------  ------------
Total liabilities.......................................................          78,996         43,980         3,951         8,939
                                                                           -------------  ------------- -------------  ------------
Net assets..............................................................   $  43,297,378  $  97,962,560 $   6,884,339  $  6,381,819
                                                                           =============  ============= =============  ============
                                                                              Global        Mid Cap       Large Cap       Money
                                                                             Balanced        Growth         Value         Market
                                                                            Subaccount     Subaccount     Subaccount    Subaccount
                                                                           -------------  -------------  ------------  ------------
Assets
Cash....................................................................              --             --            --  $     (1,285)
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value...........................................   $     173,721  $  14,676,946 $  14,990,188    23,979,125
Investments in shares of portfolios of Outside Trusts, at value.........              --             --            --            --
Policy loans and accrued interest receivable............................              --             --            --     2,237,889
Receivable from:
     John Hancock Variable Series Trust I...............................             171         29,614        13,493       413,212
     Portfolio of Outside Trust.........................................              --             --            --            --
                                                                           -------------  ------------- -------------  ------------
Total assets............................................................         173,892     14,706,560    15,003,681    26,628,941
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company.......................             162         28,877        12,748       411,972
     Portfolio of Outside Trusts........................................              --             --            --            --
Asset charges payable...................................................               9            737           745         1,241
                                                                           -------------  ------------- -------------  ------------
Total liabilities.......................................................             171         29,614        13,493       413,213
                                                                           -------------  ------------- -------------  ------------
Net assets..............................................................   $     173,721  $  14,676,946 $  14,990,188  $ 26,215,728
                                                                           =============  ============= =============  ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENT OF ASSETS AND LIABILITIES (continued)
                               December 31, 2000

                                                                        Mid Cap      Small/Mid Cap     Real Estate      Growth &
                                                                         Value           Growth          Equity          Income
                                                                       Subaccount      Subaccount      Subaccount      Subaccount
                                                                     --------------  --------------  --------------  -------------
Assets
Cash...............................................................              --              --  $            3             --
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value......................................  $    8,399,009  $    5,855,422       5,654,199  $ 233,488,134
Investments in shares of portfolios of Outside Trust, at value.....              --              --              --             --
Policy loans and accrued interest receivable.......................              --              --         348,571     33,998,401
Receivable from:
     John Hancock Variable Series Trust I..........................                           8,739          26,900         49,159
     Portfolio of Outside Trusts...................................          52,486              --              --             --
                                                                     --------------  --------------  --------------  -------------
Total assets.......................................................       8,451,495       5,864,161       6,029,673    267,535,694
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company..................          52,072           8,446          26,610         39,397
     Portfolio of Outside Trusts...................................              --              --              --             --
Asset charges payable..............................................             414             293             290          9,763
                                                                     --------------  --------------  --------------  -------------
Total liabilities..................................................          52,486           8,739          26,900         49,160
                                                                     --------------  --------------  --------------  -------------
Net assets.........................................................  $    8,399,009  $    5,855,422  $    6,002,773  $ 267,486,534
                                                                     ==============  ==============  ==============  =============

                                                                                       Short-term      Small Cap     International
                                                                         Managed          Bond           Equity      Opportunities
                                                                       Subaccount      Subaccount      Subaccount      Subaccount
                                                                     --------------  --------------  --------------  -------------
Assets
Cash...............................................................  $         (685)             --              --             --
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value......................................      98,868,851  $      356,968  $    4,141,822  $  10,859,971
Investments in shares of portfolios of Outside Trust, at value.....              --              --              --             --
Policy loans and accrued interest receivable.......................      13,608,061              --              --             --
Receivable from:
     John Hancock Variable Series Trust I..........................          17,989             192           1,324         13,244
     Outside Trust.................................................              --              --              --             --
                                                                     --------------  --------------  --------------  -------------
Total assets.......................................................     112,494,216         357,160       4,143,146     10,873,215
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company..................          12,682             174           1,117         12,716
     Outside Trust.................................................              --              --              --             --
Asset charges payable..............................................           5,307              18             207            528
                                                                     --------------  --------------  --------------  -------------
Total liabilities..................................................          17,989             192           1,324         13,244
                                                                     --------------  --------------  --------------  -------------
Net assets.........................................................  $  112,476,227  $      356,968  $    4,141,822  $  10,859,971
                                                                     ==============  ==============  ==============  =============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENT OF ASSETS AND LIABILITIES (continued)
                               December 31, 2000

                                                                                                                         Brandes
                                                                         Equity          Global       Turner Core     International
                                                                         Index            Bond           Growth          Equity
                                                                       Subaccount      Subaccount      Subaccount      Subaccount
                                                                     --------------  --------------  --------------  --------------
Assets
Cash................................................................             --              --              --              --
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value....................................... $   50,096,716  $    1,139,861              --              --
Investments in shares of portfolios of Outside Trust, at value......             --              --  $      370,494  $    1,169,206
Policy loans and accrued interest receivable........................             --              --              --              --
Receivable from:
     John Hancock Variable Series Trust I...........................         10,356             243              --              --
     Portfolio of Outside Trusts....................................             --              --              18              57
                                                                     --------------  --------------  --------------  --------------
Total assets........................................................     50,107,072       1,140,104         370,512       1,169,263
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company...................          7,866             187              --              --
     Portfolio of Outside Trusts....................................             --              --              --              --
Asset charges payable...............................................          2,490              56              18              57
                                                                     --------------  --------------  --------------  --------------
Total liabilities...................................................         10,356             243              18              57
                                                                     --------------  --------------  --------------  --------------
Net assets.......................................................... $   50,096,716  $    1,139,861  $      370,494  $    1,169,206
                                                                     ==============  ==============  ==============  ==============

                                                                        Frontier
                                                                         Capital        Emerging                        Small/Mid
                                                                      Appreciation   Markets Equity    Bond Index       Cap Core
                                                                       Subaccount      Subaccount      Subaccount      Subaccount
                                                                     --------------  --------------  --------------  --------------
Assets
Cash................................................................             --              --              --              --
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value.......................................             --  $      741,352  $      265,912  $      559,551
Investments in shares of portfolios of Outside Trust, at value...... $      516,716              --              --              --
Policy loans and accrued interest receivable........................             --              --              --              --
Receivable from:
     John Hancock Variable Series Trust I...........................             --           7,964              13              28
     Portfolio of Outside Trusts....................................             26              --              --              --
                                                                     --------------  --------------  --------------  --------------
Total assets........................................................        516,742         749,316         265,925         559,579
Liabilities
Payable to:
     John Hancock Variable Life Insurance Company...................             --           7,928              --              --
     Portfolio of Outside Trusts....................................             --              --              --              --
Asset charges payable...............................................             26              36              13              28
                                                                     --------------  --------------  --------------  --------------
Total liabilities...................................................             26           7,964              13              28
                                                                     --------------  --------------  --------------  --------------
Net assets.......................................................... $      516,716  $      741,352  $      265,912  $      559,551
                                                                     ==============  ==============  ==============  ==============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENT OF ASSETS AND LIABILITIES (continued)
                               December 31, 2000

                                                                                 High                        Large Cap
                                                                                Yield      Clifton Enhanced  Aggressive  Fundamental
                                                                                 Bond         US Equity        Growth      Growth
                                                                              Subaccount      Subaccount     Subaccount  Subaccount
                                                                             ------------  ----------------  ----------  -----------
Assets
Cash..................................................................                 --             --             --          --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.............................................       $  1,379,867    $    23,295     $    1,934  $   13,253
Investments in shares of portfolios of Outside Trust, at value........                 --             --             --          --
Policy loans and accrued interest receivable..........................                 --             --             --          --
Receivable from:......................................................                                               --          --
 John Hancock Variable Series Trust I.................................                 68              1             --           1
 Portfolio of Outside Trusts..........................................                 --             --             --          --
                                                                             ------------    -----------     ----------  ----------
Total assets..........................................................          1,379,935         23,296          1,934      13,254
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........................                 --             --             --           1
 Portfolio of Outside Trusts..........................................                 --             --             --          --
Asset charges payable.................................................                 68              1             --          --
                                                                             ------------    -----------     ----------  ----------
Total liabilities.....................................................                 68              1             --           1
                                                                             ------------    -----------     ----------  ----------
Net assets............................................................       $  1,379,867    $    23,295     $    1,934  $   13,253
                                                                             ============    ===========     ==========  ==========

                                                                                                                         Janus Aspen
                                                                                           Fidelity VIP  Fidelity VIP II   Global
                                                                           AIM V.I. Value     Growth       Contrafund    Technology
                                                                             Subaccount     Subaccount     Subaccount    Subaccount
                                                                           --------------  ------------  --------------- -----------
Assets
Cash..................................................................                 --            --             --           --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.............................................                 --            --             --           --
Investments in shares of portfolios of Outside Trust, at value........       $      5,292   $     4,228     $    6,507   $    3,755
Policy loans and accrued interest receivable..........................                 --            --             --           --
Receivable from:......................................................                                              --           --
 John Hancock Variable Series Trust I.................................                 --            --             --           --
 Portfolio of Outside Trusts..........................................                 --            --             --           --
                                                                             ------------   -----------     ----------   ----------
Total assets..........................................................              5,292         4,228          6,507        3,755
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........................                 --            --             --           --
 Portfolio of Outside Trusts..........................................                 --            --             --           --
Asset charges payable.................................................                 --            --             --           --
                                                                             ------------   -----------     ----------   ----------
Total liabilities.....................................................                 --            --             --           --
                                                                             ------------   -----------     ----------   ----------
Net assets............................................................       $      5,292   $     4,228     $    6,507   $    3,755
                                                                             ============   ===========     ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENT OF ASSETS AND LIABILITIES (continued)
                               December 31, 2000

                                                                           Janus Aspen    MFS New
                                                                            Worldwide    Discovery
                                                                             Growth        Series
                                                                           Subaccount    Subaccount
                                                                           -----------   ----------
Assets
Cash................................................................               --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value...........................................               --            --
Investments in shares of portfolios of Outside Trust, at value......       $    4,664    $   18,807
Policy loans and accrued interest receivable........................               --            --
Receivable from:
 John Hancock Variable Series Trust I...............................               --            --
 Portfolio of Outside Trusts........................................               --             1
                                                                           -----------   ----------
Total assets........................................................            4,664        18,808
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.......................               --            --
 Portfolio of Outside Trusts........................................               --            --
Asset charges payable...............................................               --             1
                                                                           -----------   ----------
Total liabilities...................................................               --             1
                                                                           -----------   ----------
Net assets..........................................................       $    4,664    $   18,807
                                                                           ===========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                           STATEMENTS OF OPERATIONS
                     Years and periods ended December 31,

                                                    Large Cap Growth Subaccount                    Active Bond Subaccount
                                            -------------------------------------------  ------------------------------------------
                                                 2000            1999          1998          2000           1999           1998
                                            --------------   ------------  ------------  -------------  -------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....   $    6,351,461   $  6,381,711  $  2,836,032  $   5,048,654  $   5,184,234  $  5,266,576
 Outside Trusts..........................               --             --            --             --             --            --
 Interest income on policy loans.........          223,081        161,454       128,186        769,530        750,673       727,807
                                            --------------   ------------  ------------  -------------  -------------  ------------
Total investment income..................        6,574,542      6,543,165     2,964,218      5,818,184      5,934,907     5,994,383
Expenses:
 Mortality and expense risks.............          286,716        213,770       143,859        485,231        452,925       415,570
                                            --------------   ------------  ------------  -------------  -------------  ------------
Net investment income....................        6,287,826      6,329,395     2,820,359      5,332,953      5,481,982     5,578,813
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).............        1,809,410      1,146,308       433,509     (1,058,175)      (388,883)     (142,628)
 Net unrealized appreciation
  (depreciation) during the period.......      (17,039,660)       320,087     4,558,660      3,862,398     (5,439,148)     (102,600)
                                            --------------   ------------  ------------  -------------  -------------  ------------
Net realized and unrealized gain
 (loss) on investments...................      (15,230,250)     1,466,395     4,992,169      2,804,223     (5,828,031)     (245,228)
                                            --------------   ------------  ------------  -------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from operations...............   $   (8,942,424)  $  7,795,790  $  7,812,528  $   8,137,176  $    (346,049) $  5,333,585
                                            ==============   ============  ============  =============  =============  ============

                                               International Equity Index Subaccount            Small Cap Growth Subaccount
                                            -------------------------------------------  ------------------------------------------
                                                 2000            1999          1998          2000           1999           1998
                                            --------------   ------------  ------------  -------------  -------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....   $      334,135   $    212,869  $    743,339  $     621,346  $      43,433  $         --
 Outside Trusts..........................               --             --            --             --             --            --
 Interest income on policy loans.........           29,828         20,538        17,802             --             --            --
                                            --------------   ------------  ------------  -------------  -------------  ------------
Total investment income..................          363,963        233,407       761,141        621,346        543,433            --
Expenses:
 Mortality and expense risks.............           41,808         32,838        26,542         39,379         15,809         8,233
                                            --------------   ------------  ------------  -------------  -------------  ------------
Net investment income (loss).............          322,155        200,569       734,599        581,967        527,624        (8,233)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains......................           76,586         62,140        52,891        159,388         48,210        21,741
 Net unrealized appreciation
  (depreciation) during the period.......       (1,706,468)     1,295,768        13,239     (2,654,137)     1,125,829       204,674
                                            --------------   ------------  ------------  -------------  -------------  ------------
Net realized and unrealized gain
 (loss) on investments...................       (1,629,882)     1,357,908        66,130     (2,494,749)     1,174,039       226,415
                                            --------------   ------------  ------------  -------------  -------------  ------------
Net increase (decrease) in net assets
 resulting from operations...............   $   (1,307,727)  $  1,558,477  $    800,729  $  (1,912,782) $   1,701,663  $    218,182
                                            ==============   ============  ============  =============  =============  ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                     STATEMENTS OF OPERATIONS (continued)
                     Years and periods ended December 31,

                                                       Global Balanced Subaccount                 Mid Cap Growth Subaccount
                                                 ---------------------------------------  ------------------------------------------
                                                     2000          1999          1998          2000           1999          1998
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $      8,232   $    17,211   $   12,240  $    2,284,720  $  1,373,009  $    130,303
 Outside Trusts................................            --            --           --              --            --            --
 Interest income on policy loans...............            --            --           --              --            --            --
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Total investment income........................         8,232        17,211       12,240       2,284,720     1,373,009       130,303
Expenses:
 Mortality and expense risks...................         1,034         1,267          826         101,903        34,834         5,242
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Net investment income..........................         7,198        15,944       11,414       2,182,817     1,338,175       125,061
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...................        (3,641)        1,061        1,050       1,892,763       420,826        26,192
 Net unrealized appreciation
  (depreciation) during the period.............       (21,945)       (8,559)      12,294     (11,690,290)    4,283,452       193,946
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Net realized and unrealized gain
 (loss) on investments.........................       (25,586)       (7,498)      13,344      (9,797,527)    4,704,278       220,138
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations.....................  $    (18,388)  $     8,446   $   24,758  $   (7,614,710) $  6,042,453  $    345,199
                                                 ============   ===========   ==========  ==============  ============  ============


                                                       Large Cap Value Subaccount                  Money Market Subaccount
                                                 ---------------------------------------  ------------------------------------------
                                                     2000          1999          1998          2000           1999          1998
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........  $    759,319   $   511,132   $  185,232  $    1,260,525  $  1,134,371  $  2,249,510
 Outside Trusts................................            --            --           --              --            --            --
 Interest income on policy loans...............            --            --           --         162,299       155,491       154,162
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Total investment income........................       759,319       511,132      185,232       1,422,824     1,289,862     2,403,672
Expenses:
 Mortality and expense risks...................        65,992        36,983       15,356         132,261       146,758       263,735
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Net investment income..........................       693,327       474,149      169,876       1,290,563     1,143,104     2,139,937
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...................       (47,306)      123,242       68,953              --            --            --
 Net unrealized appreciation
  (depreciation) during the period.............       854,807      (499,454)      64,132              --            --            --
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Net realized and unrealized gain
 (loss) on investments.........................       807,501      (376,212)     133,085              --            --            --
                                                 ------------   -----------   ----------  --------------  ------------  ------------
Net increase in net assets
 resulting from operations.....................  $  1,500,828   $    97,937   $  302,961  $    1,290,563  $  1,143,104  $  2,139,937
                                                 ============   ===========   ==========  ==============  ============  ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                     STATEMENTS OF OPERATIONS (continued)
                     Years and periods ended December 31,

                                                      Mid Cap Value Subaccount                Small/Mid Cap Growth Subaccount
                                              ----------------------------------------  --------------------------------------------
                                                  2000         1999          1998            2000           1999           1998
                                              ------------  -----------  -------------  --------------  -------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....     $    861,684  $    30,563  $      53,920  $      603,438  $     840,786  $      93,281
 Outside Trusts..........................               --           --             --              --             --             --
 Interest income on policy loans.........               --           --             --              --             --             --
                                              ------------  -----------  -------------  --------------  -------------  -------------
Total investment income..................          861,684       30,563         53,920         603,438        840,786         93,281
Expenses:
 Mortality and expense risks.............           36,705       28,106         34,857          32,879         30,491         26,942
                                              ------------  -----------  -------------  --------------  -------------  -------------
Net investment income....................          824,979        2,457         19,063         570,559        810,295         66,339
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).............          (47,013)    (547,518)        74,634        (136,669)        16,952         33,249
 Net unrealized appreciation
  (depreciation) during the period.......          853,987      657,486       (944,401)         (2,663)      (590,295)       126,465
                                              ------------  -----------  -------------  --------------  -------------  -------------
Net realized and unrealized gain
 (loss) on investments...................          806,974      109,968       (869,767)       (139,332)      (573,343)       159,714
                                              ------------  -----------  -------------  --------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations...............     $  1,631,953  $   112,425  $    (850,704) $      431,227  $     236,952  $     226,053
                                              ============  ===========  =============  ==============  =============  =============

                                                   Real Estate Equity Subaccount                 Growth & Income Subaccount
                                              ----------------------------------------  --------------------------------------------
                                                  2000         1999          1998            2000           1999           1998
                                              ------------  -----------  -------------  --------------  -------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....     $    471,363  $   262,930  $     343,976  $   43,732,520  $  35,057,066  $  26,306,209
 Outside Trusts..........................               --           --             --              --             --             --
 Interest income on policy loans.........           21,486       17,361         17,260       2,428,588      2,279,107      1,996,131
                                              ------------  -----------  -------------  --------------  -------------  -------------
Total investment income..................          492,849      280,291        361,236      46,161,108     37,336,173     28,302,340
Expenses:
 Mortality and expense risks.............           27,585       24,900         33,890       1,733,223      1,779,482      1,466,469
                                              ------------  -----------  -------------  --------------  -------------  -------------
Net investment income....................          465,264      255,391        327,346      44,427,885     35,556,691     26,835,871
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).............         (159,205)    (168,994)       158,205      18,300,286      5,502,422      3,223,935
 Net unrealized appreciation
  (depreciation) during the period.......          919,904     (220,380)    (1,546,717)    (96,829,044)     2,405,417     32,918,552
                                              ------------  -----------  -------------  --------------  -------------  -------------
Net realized and unrealized gain
 (loss) on investments...................          760,699     (389,374)    (1,388,512)    (78,528,758)     7,907,839     36,142,487
                                              ------------  -----------  -------------  --------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations...............     $  1,225,963  $  (133,983) $  (1,061,166) $  (34,100,873) $  43,464,530  $  62,978,358
                                              ============  ===========  =============  ==============  =============  =============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                     STATEMENTS OF OPERATIONS (continued)
                     Years and periods ended December 31,

                                                           Managed Subaccount                      Short-Term Bond Subaccount
                                             ----------------------------------------------  --------------------------------------
                                                  2000            1999            1998           2000          1999         1998
                                             --------------   -------------   -------------  -------------  -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....   $   11,757,304   $   9,998,433   $   9,347,788  $      17,131  $    15,539  $   27,350
 Outside Trusts...........................               --              --              --             --           --          --
 Interest income on policy loans..........               --         953,686         854,487             --           --          --
                                             --------------   -------------   -------------  -------------  -----------  ----------
Total investment income...................       11,757,304      10,952,119      10,202,275         17,131       15,539      27,350
Expenses:
 Mortality and expense risks..............          664,664         649,802         577,276          1,637        1,497       2,680
                                             --------------   -------------   -------------  -------------  -----------  ----------
Net investment income.....................       11,092,640      10,302,317       9,624,999         15,494       14,042      24,670
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..............        1,551,519         996,546         791,245         (2,287)      (8,638)        265
 Net unrealized appreciation
  (depreciation) during the period........      (12,278,637)     (2,108,530)      6,629,458          6,756       (2,442)     (4,247)
                                             --------------   -------------   -------------  -------------  -----------  ----------
Net realized and unrealized gain
 (loss) on investments....................      (10,727,118)     (1,111,984)      7,420,703          4,469      (11,080)     (3,982)
                                             --------------   -------------   -------------  -------------  -----------  ----------
Net increase in net assets
 resulting from operations................   $      365,522   $   9,190,333   $  17,045,702  $      19,963  $     2,962  $   20,688
                                             ==============   =============   =============  =============  ===========  ==========

                                                      Small Cap Equity Subaccount            International Opportunities Subaccount
                                             ----------------------------------------------  --------------------------------------
                                                  2000            1999            1998           2000          1999         1998
                                             --------------   -------------   -------------  -------------  -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....   $      321,253   $      79,585   $      12,675  $     617,754  $   241,151  $   33,443
 Outside Trusts...........................               --              --              --             --           --          --
 Interest income on policy loans..........               --              --              --             --           --          --
                                             --------------   -------------   -------------  -------------  -----------  ----------
Total investment income...................          321,253          79,585          12,675        617,754      241,151      33,443
Expenses:
 Mortality and expense risks..............           23,745          17,680          11,853         53,038       17,937      21,581
                                             --------------   -------------   -------------  -------------  -----------  ----------
Net investment income.....................          297,508          61,905             822        564,716      223,214      11,862
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..............         (110,857)        (33,134)         29,257        348,813      155,412      33,474
 Net unrealized appreciation
  (depreciation) during the period........         (668,463)       (148,401)       (105,331)    (2,497,504)     387,412     272,314
                                             --------------   -------------   -------------  -------------  -----------  ----------
Net realized and unrealized gain
 (loss) on investments....................         (779,320)       (181,535)        (76,074)    (2,148,691)     542,824     305,788
                                             --------------   -------------   -------------  -------------  -----------  ----------
Net increase (decrease) in net assets
 resulting from operations................   $     (481,812)  $    (119,630)  $     (75,252) $  (1,583,975) $   766,038  $  317,650
                                             ==============   =============   =============  =============  ===========  ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                      STATEMENTS OF OPERATIONS (continued)
                      Years and periods ended December 31,

                                                            Equity Index Subaccount                 Global Bond Subaccount
                                                  -----------------------------------------  ----------------------------------
                                                        2000          1999         1998         2000        1999         1998
                                                  -------------- ------------  ------------  ----------  ----------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............ $   2,327,055  $    593,325  $    185,267  $   63,032  $   37,862   $  19,628
 Outside Trusts..................................            --            --            --          --          --          --
 Interest income on policy loans.................            --            --            --          --          --          --
                                                  -------------  ------------  ------------  ----------  ----------   ---------
Total investment income..........................     2,327,055       593,325       185,267      63,032      37,862      19,628
Expenses:
 Mortality and expense risks.....................       185,175        63,950        27,141       5,624       4,084       1,979
                                                  -------------  ------------  ------------  ----------  ----------   ---------
Net investment income............................     2,141,880       529,375       158,126      57,408      33,778      17,649
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).....................       485,643       271,978       443,879     (14,302)       (151)      3,991
 Net unrealized appreciation
  (depreciation) during the period...............    (8,035,375)    1,282,937       585,673      63,359     (52,953)      4,308
                                                  -------------  ------------  ------------  ----------  ----------   ---------
Net realized and unrealized gain
 (loss) on investments...........................    (7,549,732)    1,554,915     1,029,552      49,057     (53,104)      8,299
                                                  -------------  ------------  ------------  ----------  ----------   ---------
Net increase (decrease) in net assets
 resulting from operations....................... $  (5,407,852) $  2,084,290  $  1,187,678  $  106,465  $  (19,326)  $  25,948
                                                  =============  ============  ============  ==========  ==========   =========

                                                       Turner Core Growth Subaccount       Brandes International Equity Subaccount
                                                   -------------------------------------   ---------------------------------------
                                                      2000          1999         1998         2000           1999          1998
                                                   ----------    ----------   ----------   ----------     ----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............          --            --           --           --             --           --
 Outside Trusts..................................  $   52,832    $   19,328   $    2,231   $   92,935     $   16,354   $   14,444
 Interest income on policy loans.................          --            --           --           --             --           --
                                                   ----------    ----------   ----------   ----------     ----------   ----------
Total investment income..........................      52,832        19,328        2,231       92,935         16,354       14,444
Expenses:
 Mortality and expense risks.....................       2,215         1,139          565        4,973          2,166        1,158
                                                   ----------    ----------   ----------   ----------     ----------   ----------
Net investment income............................      50,617        18,189        1,666       87,962         14,188       13,286
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains..............................      20,969        26,736        2,780       13,902         11,526          600
 Net unrealized appreciation
  (depreciation) during the period...............    (120,040)       23,628       22,686      (35,201)       122,734        8,581
                                                   ----------    ----------   ----------   ----------     ----------   ----------
Net realized and unrealized gain
 (loss) on investments...........................     (99,071)       50,364       25,466      (21,299)       134,260        9,181
                                                   ----------    ----------   ----------   ----------     ----------   ----------
Net increase (decrease) in net assets
 resulting from operations.......................  $  (48,454)   $   68,553   $   27,132   $   66,663     $  148,448   $   22,467
                                                   ==========    ==========   ==========   ==========     ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                      STATEMENTS OF OPERATIONS (continued)
                      Years and periods ended December 31,

                                                   Frontier Capital Appreciation Subaccount   Emerginng Markets Equity Subaccount
                                                   ----------------------------------------   -----------------------------------
                                                      2000            1999          1998          2000        1999        1998*
                                                   -----------     ----------    ----------   -----------  ----------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............           --             --           --    $    63,791  $   15,636   $      1
 Outside Trusts..................................  $   133,836     $   13,028    $  12,832             --          --         --
 Interest income on policy loans.................           --             --           --             --          --         --
                                                   -----------     ----------    ---------    -----------  ----------   --------
Total investment income..........................      133,836         13,028       12,832         63,791      15,636          1
Expenses:
 Mortality and expense risks.....................        3,700          4,257       13,446          5,200         466         --
                                                   -----------     ----------    ---------    -----------  ----------   --------
Net investment income (loss).....................      130,136          8,771         (614)        58,591      15,170          1
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).....................       68,311        (59,550)      23,061         19,902       1,838         (1)
 Net unrealized appreciation
  (depreciation) during the period...............     (175,994)        89,369         (840)      (571,486)     92,713        (48)
                                                   -----------     ----------    ---------    -----------  ----------   --------
Net realized and unrealized gain
 (loss) on investments...........................     (107,683)        29,819       22,221       (551,584)     94,551        (49)
                                                   -----------     ----------    ---------    -----------  ----------   --------
Net increase (decrease) in net assets
 resulting from operations.......................  $    22,453     $   38,590    $  21,607    $  (492,993) $  109,721   $    (48)
                                                   ===========     ==========    =========    ===========  ==========   ========

                                                          Bond Index Subaccount                 Small/Mid Cap CORE Subaccount
                                                   -----------------------------------      -------------------------------------
                                                      2000          1999        1998*          2000            1999       1998*
                                                   ---------     ---------     -------      ----------      ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........   $   7,273     $   2,971     $   296      $   22,843      $    6,699  $      --
 Outside Trusts.................................          --            --          --              --              --         --
 Interest income on policy loans................          --            --          --              --              --         --
                                                   ---------     ---------     -------      ----------      ----------  ---------
Total investment income.........................       7,273         2,971         296          22,843           6,699         --
Expenses:
 Mortality and expense risks....................         561           270          11           1,051             335         48
                                                   ---------     ---------     -------      ----------      ----------  ---------
Net investment income (loss)....................       6,712         2,701         285          21,792           6,364        (48)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)....................        (607)       (1,613)        (26)          1,505           1,093     (1,957)
 Net unrealized appreciation
  (depreciation) during the period..............       6,100        (1,753)       (147)        (13,928)          4,719      1,888
                                                   ---------     ---------     -------      ----------      ----------  ---------
Net realized and unrealized gain
 (loss) on investments..........................       5,493        (3,366)       (173)        (12,423)          5,812        (69)
                                                   ---------     ---------     -------      ----------      ----------  ---------
Net increase (decrease) in net assets
 resulting from operations......................   $  12,205     $    (665)    $   112      $    9,369      $   12,176  $    (117)
                                                   =========     =========     =======      ==========      ==========  =========

* From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                      STATEMENTS OF OPERATIONS (continued)
                      Years and periods ended December 31,

                                                                                                                        Large Cap
                                                                                                                        Aggresive
                                                                                                Clifton Enhanced US       Growth
                                                      High Yield Bond Subaccount                 Equity Subaccount      Subaccount
                                                ----------------------------------------      ------------------------- ----------
                                                    2000           1999        1998*             2000          1999**     2000***
                                                -----------     ---------   ------------      -----------    ---------- ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........   $    84,101     $   3,011   $         50               --            --   $     36
 Outside Trusts..............................            --            --             --      $     3,328     $   1,435         --
 Interest income on policy loans.............            --            --             --               --            --         --
                                                -----------     ---------   ------------      -----------     ---------   --------
Total investment income......................        84,101         3,011             50            3,328         1,435         36
Expenses:
 Mortality and expense risks.................         5,409           220              2              138            61          6
                                                -----------     ---------   ------------      -----------     ---------   --------
Net investment income........................        78,692         2,791             48            3,190         1,374         30
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).................       (12,114)         (396)          (108)             302            11         (8)
 Net unrealized appreciation
  (depreciation) during the period...........      (188,735)       (1,172)           (19)          (5,562)        1,285       (616)
                                                -----------     ---------   ------------      -----------     ---------   --------
Net realized and unrealized gain
 (loss) on investments.......................      (200,849)       (1,568)          (127)          (5,260)        1,296       (624)
                                                -----------     ---------   ------------      -----------     ---------   --------
Net increase (decrease) in net assets
 resulting from operations...................   $  (122,157)    $   1,223   $        (79)     $    (2,070)    $   2,670   $   (594)
                                                ===========     =========   ============      ===========     =========   ========

                                                            Fundamental            AIM V.I.         Fidelity VIP  Fidelity VIP II
                                                               Growth               Value              Growth       Contrafund
                                                             Subaccount           Subaccount         Subaccount     Subaccount
                                                            ------------         ------------       ------------   ------------
                                                               2000***              2000***            2000***        2000***
                                                            ------------         ------------       ------------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....................   $       1,361         $       241                 --            --
 Outside Trusts..........................................              --                  --                 --            --
 Interest income on policy loans.........................              --                  --                 --            --
                                                            -------------         -----------        -----------     ---------
Total investment income..................................           1,361                 241                 --            --
Expenses:
 Mortality and expense risks.............................              10                  11        $         6     $      12
                                                            -------------         -----------        -----------     ---------
Net investment income (loss).............................           1,351                 230                 (6)          (12)
Net realized and unrealized
 (loss) on investments:
 Net realized (losses)...................................             (10)                (11)                (7)           (4)
 Net unrealized
  (depreciation) during the period.......................          (1,226)             (1,068)              (525)         (366)
                                                            -------------         -----------        -----------     ---------
Net realized and unrealized
 (loss) on investments...................................          (1,236)             (1,079)              (532)         (370)
                                                            -------------         -----------        -----------     ---------
Net increase (decrease) in net assets
 resulting from operations...............................   $         115         $      (849)       $      (538)    $    (382)
                                                            -------------         -----------        -----------     ---------

_________________

  * From May 1, 1998 (commencement of operations).
 ** From May 1, 1999 (commencement of operations).
*** From April 24, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                     STATEMENTS OF OPERATIONS (continued)
                     Years and periods ended December 31,

                                                                     Janus Aspen       Janus Aspen
                                                                        Global          Worldwide         MFS New
                                                                      Technology          Growth      Discovery Series
                                                                      Subaccount        Subaccount       Subaccount
                                                                     -----------       -----------    ----------------
                                                                       2000****          2000****          2000***
                                                                     -----------       -----------    ----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............................            --              --                 --
 Outside Trust......................................................  $         24     $         1                 --
 Interest income on policy loans....................................            --              --                 --
                                                                      ------------     -----------       ------------
Total investment income.............................................            24               1                 --
Expenses:
 Mortality and expense risks........................................             8               8       $         19
                                                                      ------------     -----------       ------------
Net investment income (loss)........................................            16              (7)               (19)
Net realized and unrealized gain (loss) on investments:
 Net realized (losses)..............................................           (99)            (71)                (7)
 Net unrealized appreciation (depreciation) during the period.......        (1,649)           (717)               197
                                                                      ------------     -----------       ------------
Net realized and unrealized gain (loss) on investments..............        (1,748)           (788)               190
                                                                      ------------     -----------       ------------
Net increase (decrease) in net assets resulting from operations.....  $     (1,732)    $      (795)      $        171
                                                                      ============     ===========       ============

_________
***  From April 24, 2000 (commencement of operations).
**** From June 29, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years and periods ended December 31,

                                                       Large Cap Growth Subaccount                    Active Bond Subaccount
                                               ------------------------------------------  -----------------------------------------
                                                    2000           1999           1998          2000         1999          1998
                                               -------------  -------------  ------------- ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income.......................  $   6,287,826  $  6,329,395   $  2,820,359  $  5,332,953  $  5,481,982  $  5,578,813
 Net realized gains (losses).................      1,809,410     1,146,308        433,509    (1,058,175)     (388,883)     (142,628)
 Net unrealized appreciation
  (depreciation) during the period...........    (17,039,660)      320,087      4,558,660     3,862,398    (5,439,148)     (102,600)
                                               -------------  ------------   ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations...................     (8,942,424)    7,795,790      7,812,528     8,137,176      (346,049)    5,333,585
From policyholder transactions:
 Net premiums from policyholders.............     16,225,070    10,950,682      6,922,934    26,218,788    11,668,600    10,038,753
 Net benefits to policyholders...............     (8,421,666)   (5,776,293)    (3,869,320)  (17,903,281)   (7,543,864)   (7,974,328)
 Net increase in policy loans................        407,961            --             --       620,295            --            --
                                               -------------  ------------   ------------  ------------  ------------  ------------
Net increase in net assets resulting from
 policyholder transactions...................      8,211,365     5,174,389      3,053,614     8,935,802     4,124,736     2,064,425
                                               -------------  ------------   ------------  ------------  ------------  ------------
Net increase (decrease) in net assets........       (731,059)   12,970,179     10,866,142    17,072,978     3,778,687     7,398,010
Net assets at beginning of period............     44,028,437    31,058,258     20,192,116    80,889,582    77,110,895    69,712,885
                                               -------------  ------------   ------------  ------------  ------------  ------------
Net assets at end of period..................  $  43,297,378  $ 44,028,437   $ 31,058,258  $ 97,962,560  $ 80,889,582  $ 77,110,895
                                               =============  ============   ============  ============  ============  ============

                                                      International Equity Index Subaccount        Small Cap Growth Subaccount
                                                     ---------------------------------------  --------------------------------------
                                                         2000          1999          1998         2000         1999         1998
                                                     ------------  ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)....................... $    322,155  $    200,569  $   734,599  $   581,967  $   527,624  $    (8,233)
 Net realized gains.................................       76,586        62,140       52,891      159,388       48,210       21,741
 Net unrealized appreciation (depreciation)
  during the period.................................   (1,706,468)    1,295,768       13,239   (2,654,137)   1,125,829      204,674
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations....................................   (1,307,727)    1,558,477      800,729   (1,912,782)   1,701,663      218,182
From policyholder transactions:
 Net premiums from policyholders....................    2,208,528     1,634,643    1,489,281    4,738,730    1,398,160      891,480
 Net benefits to policyholders......................   (1,307,479)   (1,119,500)  (1,357,312)    (956,063)    (390,180)    (269,586)
 Net increase in policy loans.......................      110,023            --           --           --           --           --
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 policyholder transactions..........................    1,011,072       515,143      141,969    3,782,667    1,007,980      621,894
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets...............     (296,655)     2073,620      942,698    1,869,885    2,709,643      840,076
Net assets at beginning of period...................    7,180,994     5,107,374    4,164,676    4,511,934    1,802,291      962,215
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Net assets at end of period......................... $  6,884,339  $  7,180,994  $ 5,107,374  $ 6,381,819  $ 4,511,934  $ 1,802,291
                                                     ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                   Global Balanced Subaccount                      Mid Cap Growth Subaccount
                                              -------------------------------------    --------------------------------------------
                                                 2000          1999         1998            2000             1999           1998
                                              ----------   -----------   ----------    --------------    ------------   -----------
Increase (decrease) in net assets
 from operations:
 Net investment income.....................   $    7,198   $    15,944   $   11,414    $    2,182,817    $  1,338,175   $   125,061
 Net realized gains (losses)...............       (3,641)        1,061        1,050         1,892,763         420,826        26,192
 Net unrealized appreciation
  (depreciation) during the period.........      (21,945)       (8,559)      12,294       (11,690,290)      4,283,452       193,946
                                              ----------   -----------   ----------    --------------    ------------   -----------
Net increase (decrease) in net assets
 resulting from operations.................      (18,388)        8,446       24,758        (7,614,710)      6,042,453       345,199
From policyholder transactions:
 Net premiums from policyholders...........       75,380       115,573      150,466        13,112,643       7,041,199       772,359
 Net benefits to policyholders.............      (83,639)     (133,983)     (50,204)       (4,430,561)       (947,660)     (211,806)
Net increase (decrease) in policy
 loans.....................................           --            --           --                --              --            --
                                              ----------   -----------   ----------    --------------    ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..............................       (8,259)      (18,410)     100,262         8,682,082       6,093,539       560,553
                                              ----------   -----------   ----------    --------------    ------------   -----------
Net increase (decrease) in net assets......      (26,647)       (9,964)     125,020         1,067,372      12,135,992       905,752
Net assets at beginning of period..........      200,368       210,332       85,312        13,609,574       1,473,582       567,830
                                              ----------   -----------   ----------    --------------    ------------   -----------
Net assets at end of period................   $  173,721   $   200,368   $  210,332    $   14,676,946    $ 13,609,574   $ 1,473,582
                                              ==========   ===========   ==========    ==============    ============   ===========

                                                  Large Cap Value Subaccount                      Money Market Subaccount
                                          -------------------------------------------   -----------------------------------------
                                               2000           1999           1998           2000           1999          1998
                                          -------------   ------------   ------------   ------------   ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income.................   $     693,327   $    474,149   $    169,876   $  1,290,563   $  1,143,104  $  2,139,937
 Net realized gains (losses)...........         (47,306)       123,242         68,953             --             --            --
 Net unrealized appreciation
  (depreciation) during the period.....         854,807       (499,454)        64,132             --             --            --
                                          -------------   ------------   ------------   ------------   ------------  ------------
Net increase in net assets
 resulting from operations.............       1,500,828         97,937        302,961      1,290,563      1,143,104     2,139,937
From policyholder transactions:
 Net premiums from policyholders.......       7,024,748      5,449,922      2,321,440     26,609,851     16,733,655    55,692,824
 Net benefits to policyholders.........      (1,798,175)    (1,059,147)      (528,449)   (22,265,301)   (46,642,184)  (22,850,788)
 Net increase (decrease) in policy
  loans................................              --             --             --         77,509             --      (198,682)
                                          -------------   ------------   ------------   ------------   ------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................       5,226,573      4,390,775      1,792,991      4,422,059    (29,908,529)   32,643,354
                                          -------------   ------------   ------------   ------------   ------------  ------------
Net increase (decrease) in net assets..       6,727,401      4,488,712      2,095,932      5,712,622    (28,765,425)   34,783,291
Net assets at beginning of period......       8,268,787      3,774,075      1,678,123     20,503,106     49,268,531    14,485,240
                                          -------------   ------------   ------------   ------------   ------------  ------------
Net assets at end of period............   $  14,990,188   $  8,262,787   $  3,774,075   $ 26,215,728   $ 20,503,106  $ 49,268,531
                                          =============   ============   ============   ============   ============  ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                      Years and periods ended December 31,

                                                       Mid Cap Value Subaccount              Small/ Mid Cap Growth Subaccount
                                               ---------------------------------------  --------------------------------------------
                                                   2000         1999          1998           2000           1999           1998
                                               -----------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income......................   $   824,979  $      2,457  $     19,063  $     570,559  $     810,295  $      66,339
 Net realized gains (losses)................       (47,013      (547,518)       74,634       (136,669)        16,952         33,249
 Net unrealized appreciation
  (depreciation) during the period..........       853,987       657,486      (944,401)        (2,663)      (590,295)       126,465
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations..................     1,631,953       112,425      (850,704)       431,227        236,952        226,053
From policyholder transactions:
 Net premiums from policyholders............     2,895,543     2,086,192     5,639,732      1,474,342      1,533,102      1,812,713
 Net benefits to policyholders..............      (830,119)   (3,546,814)     (775,357)    (1,536,191)    (1,200,248)    (1,214,489)
 Net increase (decrease) in policy loans....            --            --            --             --             --             --
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions...     2,065,424    (1,460,622)    4,864,375        (61,849)       332,854        598,224
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net increase (decrease) in net assets.......     3,697,377    (1,348,197)    4,013,671        369,378        569,806        824,277
Net assets at beginning of period...........     4,701,632     6,049,829     2,036,158      5,486,044      4,916,238      4,091,961
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net assets at end of period.................   $ 8,399,009  $  4,701,632  $  6,049,829  $   5,855,422  $   5,486,044  $   4,916,238
                                               ===========  ============  ============  =============  =============  =============

                                                    Real Estate Equity Subaccount                Growth & Income Subaccount
                                               ---------------------------------------  -------------------------------------------
                                                  2000          1999          1998           2000           1999          1998
                                               -----------  ------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income......................   $   465,264  $    255,391  $    327,346  $  44,427,885  $  35,556,691  $  26,835,871
 Net realized gains (losses)................      (159,205)     (168,994)      158,205     18,300,286      5,502,422      3,223,935
 Net unrealized appreciation
  (depreciation) during the period..........       919,904      (220,380)   (1,546,717)   (96,829,044)     2,405,417     32,918,552
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations..................     1,225,963      (133,983)   (1,061,166)   (34,100,873)    43,464,530     62,978,358
From policyholder transactions:
 Net premiums from policyholders............     1,762,038       968,627     3,382,263     31,462,247     34,593,082     35,108,834
 Net benefits to policyholders..............     1,130,179)   (2,335,552)   (1,663,696)   (71,685,409)   (34,650,911)   (29,649,984)
 Net increase (decrease) in policy loans....       114,851            --        (1,103)     1,310,472             --      3,672,137
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions...       746,710    (1,366,925)    1,717,464    (38,912,690)       (57,829)     9,130,987
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net increase (decrease) in net assets.......     1,972,673    (1,500,908)      656,298    (73,013,563)    43,406,701     72,109,345
Net assets at beginning of period...........     4,030,100     5,531,008     4,874,710    340,500,097    297,093,396    224,984,051
                                               -----------  ------------  ------------  -------------  -------------  -------------
Net assets at end of period.................   $ 6,002,773  $  4,030,100  $  5,531,008  $ 267,486,534  $ 340,500,097  $ 297,093,396
                                               ===========  ============  ============  =============  =============  =============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                      Years and periods ended December 31,

                                                         Managed Subaccount                      Short-term Bond Subaccount
                                            --------------------------------------------   ---------------------------------------
                                                2000            1999            1998           2000          1999         1998
                                            -------------  --------------  --------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income..................... $  11,092,640  $   10,302,317  $    9,624,999  $     15,494  $     14,042  $     24,670
 Net realized gains (losses)...............     1,551,519         996,546         791,245        (2,287)       (8,638)          265
 Net unrealized appreciation
    (depreciation) during the period.......   (12,278,637)     (2,108,530)      6,629,458         6,756        (2,442)       (4,247)
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net increase in net assets
  resulting from operations................       365,522       9,190,333      17,045,702        19,963         2,962        20,688
From policyholder transactions:
 Net premiums from policyholders...........    12,192,565      13,430,282      13,116,210       167,135       109,732       420,697
 Net benefits to policyholders.............   (19,842,234)    (14,305,859)    (14,539,301)      (69,043)     (370,270)      (71,999)
 Net increase in policy loans..............       630,955              --       1,134,137            --            --            --
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..............................    (7,018,714)       (875,577)       (288,954)       98,092      (260,538)      348,698
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net increase (decrease) in net assets......    (6,653,192)      8,314,756      16,756,748       118,055      (257,576)      369,386
Net assets at beginning of period..........   119,129,419     110,814,663      94,057,915       238,913       496,489       127,103
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net assets at end of period................ $ 112,476,227  $  119,129,419  $  110,814,663  $    356,968  $    238,913  $    496,489
                                            =============  ==============  ==============  ============  ============  ============

                                                     Small Cap Equity Subaccount            International Opportunities Subaccount
                                            ---------------------------------------------  ----------------------------------------
                                                 2000           1999            1998           2000          1999          1998
                                            -------------  --------------  --------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income..................... $     297,508  $       61,905  $          822  $    564,716  $    223,214  $     11,862
 Net realized gains (losses)...............      (110,857)        (33,134)         29,257       348,813       155,412        33,474
 Net unrealized appreciation
 (depreciation) during the period..........      (668,463)       (148,401)       (105,331)   (2,497,504)      387,412       272,314
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from operations.................      (481,812)       (119,630)        (75,252)   (1,583,975)      766,038       317,650
From policyholder transactions:
 Net premiums from policyholders...........     1,608,648       1,483,922       1,644,666     9,284,275     2,354,681     3,814,201
 Net benefits to policyholders.............      (452,404)       (447,402)       (270,585)     (469,272)   (3,673,500)     (339,134)
 Net increase (decrease) in policy loans...            --              --              --            --            --            --
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder
  transactions.............................     1,156,242       1,036,520       1,374,081     8,815,003    (1,318,819)    3,475,067
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net increase (decrease) in net assets......       674,430         916,890       1,298,829     7,231,028      (552,781)    3,792,717
Net assets at beginning of period..........     3,467,392       2,550,502       1,251,673     3,628,943     4,181,724       389,007
                                            -------------  --------------  --------------  ------------  ------------  ------------
Net assets at end of period................ $   4,141,822  $    3,467,392  $    2,550,502  $ 10,859,971  $  3,628,943  $  4,181,724
                                            =============  ==============  ==============  ============  ============  ============

See accompanying notes

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                           Equity Index Subaccount                    Global Bond Subaccount
                                                  -----------------------------------------   -------------------------------------
                                                      2000           1999           1998          2000         1999         1998
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Increase (decrease) in net assets
 from operations:
 Net investment income..........................  $  2,141,880  $     529,375   $   158,126   $    57,408   $   33,778   $   17,649
 Net realized gains (losses)....................       485,643        271,978       443,879       (14,302)        (151)       3,991
 Net unrealized appreciation
  (depreciation) during the period..............    (8,035,375)     1,282,937       585,673        63,359      (52,953)       4,308
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting
  from  operations..............................    (5,407,852)     2,084,290     1,187,678       106,465      (19,326)      25,948
From policyholder transactions:
 Net premiums from policyholders................    43,728,519      6,697,385     4,822,053       396,099      696,619      381,024
 Net benefits to policyholders..................    (2,630,030)    (1,623,429)     (885,493)     (192,421)    (317,999)     (83,865)
 Net increase (decrease) in policy loans........            --             --            --            --           --           --
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net increase in net assets resulting from
 policyholder transactions......................    41,098,489      5,073,956     3,936,560       203,678      378,620      297,159
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net increase in net assets......................    35,690,637      7,158,246     5,124,238       310,143      359,294      323,107
Net assets at beginning of period...............    14,406,079      7,247,833     2,123,595       829,718      470,424      147,317
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net assets at end of period.....................  $ 50,096,716  $  14,406,079   $ 7,247,833   $ 1,139,861   $  829,718   $  470,424
                                                  ============  =============   ===========   ===========   ==========   ==========

                                                                                                     Brandes International Equity
                                                        Turner Core Growth Subaccount                            Subaccount
                                                  -----------------------------------------   -------------------------------------
                                                      2000           1999           1998          2000         1999        1998
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Increase (decrease) in net assets
 from operations:
 Net investment income..........................  $     50,617  $      18,189   $     1,666   $    87,962   $   14,188   $   13,286
 Net realized gains.............................        20,969         26,736         2,780        13,902       11,526          600
 Net unrealized appreciation (depreciation)
  during the period.............................      (120,040)        23,628        22,686       (35,201)     122,734        8,581
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting
  from operations...............................       (48,454)        68,553        27,132        66,663      148,448       22,467
From policyholder transactions:
 Net premiums from policyholders................       192,556        109,802        39,070       616,308      152,629      141,892
 Net benefits to policyholders..................       (31,415)       (45,555)       (9,835)      (39,267)     (31,332)     (34,941)
 Net increase (decrease) in policy loans........            --             --            --            --           --           --
                                                  ------------  -------------   -----------   -----------   ----------   ----------
 Net increase in net assets resulting from
  policyholder transactions.....................       161,141         64,247        29,235       577,041      121,297      106,951
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net increase in net assets......................       112,687        132,800        56,367       643,704      269,745      129,418
Net assets at beginning of period...............       257,807        125,007        68,640       525,502      255,757      126,339
                                                  ------------  -------------   -----------   -----------   ----------   ----------
Net assets at end of period.....................  $    370,494  $     257,807   $   125,007   $ 1,169,206   $  525,502   $  255,757
                                                  ============  =============   ===========   ===========   ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                      Years and periods ended December 31,

                                                        Frontier Capital Appreciation Subaccount  Emerging Markets Equity Subaccount
                                                        ----------------------------------------  ----------------------------------
                                                            2000           1999          1998          2000         1999      1998*
                                                        ------------   ------------  -----------  -------------   --------   -------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...........................  $  130,136   $      8,771  $      (614)  $     58,591   $ 15,170   $    1
 Net realized gains (losses)............................      68,311        (59,550)      23,061         19,902      1,838       (1)
 Net unrealized appreciation
  (depreciation) during the period......................    (175,994)        89,369         (840)      (571,486)    92,713      (48)
                                                          ----------   ------------  -----------   ------------   --------   ------
Net increase (decrease) in net assets resulting
 from operations........................................      22,453         38,590       21,607       (492,993)   109,721      (48)
From policyholder transactions:
 Net premiums from policyholders........................     219,803        103,675    2,465,299      1,133,676    336,277      784
 Net benefits to policyholders..........................    (179,523)    (2,221,410)    (227,386)      (337,143)    (8,915)      (7)
 Net increase in policy loans...........................          --             --           --             --         --       --
                                                          ----------   ------------  -----------   ------------   --------   ------
Net increase (decrease) in net assets resulting
 from policyholder transactions.........................      40,280     (2,117,735)   2,237,913        796,533    327,362      777
                                                          ----------   ------------  -----------   ------------   --------   ------
Net increase (decrease) in net assets...................      62,733     (2,079,145)   2,259,520        303,540    437,083      729
Net assets at beginning of period.......................     453,983      2,533,128      273,608        437,812        729       --
                                                          ----------   ------------  -----------   ------------   --------   ------
Net assets at end of period.............................  $  516,716   $    453,983  $ 2,533,128   $    741,352   $437,812   $  729
                                                          ==========   ============  ===========   ============   ========   ======

                                                                       Bond Index Subaccount          Small/Mid Cap CORE Subaccount
                                                                 -------------------------------    --------------------------------
                                                                    2000       1999       1998*        2000       1999       1998*
                                                                 ---------   --------   --------    ---------   --------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...........................         $   6,712   $  2,701   $    285    $  21,792   $  6,364  $     (48)
 Net realized gains (losses)............................              (607)    (1,613)       (26)       1,505      1,093     (1,957)
 Net unrealized appreciation
  (depreciation) during the period......................             6,100     (1,753)      (147)     (13,928)     4,719      1,888
                                                                 ---------   --------   --------    ---------   --------  ---------
Net increase (decrease) in net assets resulting from
 operations.............................................            12,205       (665)       112        9,369     12,176       (117)
From policyholder transactions:
 Net premiums from policyholders........................           196,240     80,921     16,730      479,768     44,493     52,673
 Net benefits to policyholders..........................           (16,742)   (20,596)    (2,293)      (6,951)   (12,003)   (19,857)
 Net increase in policy loans...........................                --         --         --           --         --         --
                                                                 ---------   --------   --------    ---------   --------  ---------
Net increase in net assets resulting from
 policyholder transactions..............................           179,498     60,325     14,437      472,817     32,490     32,816
                                                                 ---------   --------   --------    ---------   --------  ---------
Net increase in net assets..............................           191,703     59,660     14,549      482,186     44,666     32,699
Net assets at beginning of period.......................            74,209     14,549         --       77,365     32,699         --
                                                                 ---------   --------   --------    ---------   --------  ---------
Net assets at end of period.............................         $ 265,912   $ 74,209   $ 14,549    $ 559,551   $ 77,365  $  32,699
                                                                 =========   ========   ========    =========   ========  =========

____________

 * From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                     Years and periods ended December 31,

                                                                  High Yield Bond Subaccount   Clifton Enhanced US Equity Subaccount
                                                              -------------------------------  -------------------------------------
                                                                 2000       1999      1998*        2000                    1999**
                                                              ----------  -------   ---------  -------------           -------------
Increase (decrease) in net assets from operations:
 Net investment income.....................................   $   78,692  $ 2,791   $      48     $    3,190           $  1,374
 Net realized gains (losses)...............................      (12,114)    (396)       (108)           302                 11
 Net unrealized appreciation (depreciation) during
  the period...............................................     (188,735)  (1,172)        (19)        (5,562)             1,285
                                                              ----------  -------   ---------     ----------           --------
Net increase (decrease) in net assets resulting from
 operations................................................     (122,157)   1,223         (79)        (2,070)             2,670
From policyholder transactions:
 Net premiums from policyholders...........................    1,514,684   69,375     108,274         16,541             15,505
 Net benefits to policyholders.............................      (88,711)      --    (102,742)        (9,351)                --
 Net increase in policy loans..............................           --       --          --             --                 --
                                                              ----------  -------   ---------     ----------           --------
Net increase in net assets resulting from policyholder
 transactions..............................................    1,425,973   69,375       5,532          7,190             15,505
                                                              ----------  -------   ---------     ----------           --------
Net increase in net assets.................................    1,303,816   70,598       5,453          5,120             18,175
Net assets at beginning of period..........................       76,051    5,453          --         18,175                 --
                                                              ----------  -------   ---------     ----------           --------
Net assets at end of period................................   $1,379,867  $76,051   $   5,453     $   23,295           $ 18,175
                                                              ==========  =======   =========     ==========           ========

                                                            Large Cap                                                    Fidelity
                                                           Aggressive       Fundamental     AIM V.I.    Fidelity VIP      VIP II
                                                             Growth           Growth         Value         Growth       Contrafunds
                                                           Subaccount       Subaccount     Subaccount    Subaccount      Subaccount
                                                           ----------       ----------     ----------   ------------    ------------
                                                             2000***          2000***        2000***       2000***         2000***
                                                           ----------       ----------     ----------   ------------    ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)............................   $    30       $      1,351     $     230     $     (6)       $    (12)
 Net realized (losses)...................................        (8)               (10)          (11)          (7)             (4)
 Net unrealized (depreciation)
  during the period......................................      (616)            (1,226)       (1,068)        (525)           (366)
                                                            -------       ------------     ---------     --------        --------
Net increase (decrease) in net assets resulting
 from operations.........................................      (594)               115          (849)        (538)           (382)
From policyholder transactions:
 Net premiums from policyholders.........................     2,528          9,264,914        12,213        5,160          13,880
 Net benefits to policyholders...........................        --         (9,251,776)       (6,072)        (394)         (6,991)
 Net increase in policy loans............................        --                 --            --           --              --
                                                            -------       ------------     ---------     --------        --------
Net increase in net assets resulting from
 policyholder transactions...............................     2,528             13,138         6,141        4,766           6,889
                                                            -------       ------------     ---------     --------        --------
Net increase in net assets...............................     1,934             13,253         5,292        4,228           6,507
Net assets at beginning of period........................        --                 --            --           --              --
                                                            -------       ------------     ---------     --------        --------
Net assets at end of period..............................   $ 1,934       $     13,253     $   5,292     $  4,228        $  6,507
                                                            =======       ============     =========     ========        ========

____________________

  * From May 1, 1998 (commencement of operations).
 ** From May 1, 1999 (commencement of operations).
*** From April 24, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                STATEMENTS OF CHANGES IN NET ASSETS (continued)
                      Years and periods ended December 31,

                                                                           Janus Aspen         Janus Aspen             MFS New
                                                                         Global Technical    Worldwide Growth         Discovery
                                                                            Subaccount          Subaccount        Series Subaccount
                                                                         ----------------    ----------------     -----------------
                                                                              2000****           2000****               2000***
                                                                         ----------------    ----------------     -----------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................................     $       16          $     (7)            $      (19)
 Net realized (losses).................................................            (99)              (71)                    (7)
 Net unrealized appreciation (depreciation) during the period..........         (1,649)             (717)                   197
                                                                            ----------          --------             ----------
Net increase (decrease) in net assets resulting from operations........         (1,732)             (795)                   171
From policyholder transactions:
 Net premiums from policyholders.......................................          5,487             5,929                 37,394
 Net benefits to policyholders.........................................             --              (470)               (18,758)
 Net increase in policy loans..........................................             --                --                     --
                                                                            ----------          --------             ----------
Net increase in net assets resulting
 from policyholder transactions........................................          5,487             5,459                 18,636
                                                                            ----------          --------             ----------
Net increase in net assets.............................................          3,755             4,664                 18,807
Net assets at beginning of period......................................             --                --                     --
                                                                            ----------          --------             ----------
Net assets at end of period............................................     $    3,755          $  4,664             $   18,807
                                                                            ----------          --------             ----------

______________________

 *** From April 24, 2000 (commencement of operations).
**** From June 29, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000

1.  Organization

John Hancock Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-four subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or Outside Trust. New subaccounts may be added as new Funds are added to the Trust or to Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-four Funds of the Trust and Outside Trust which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign
Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, and MFS New Discovery Series subaccounts. Each Fund has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Valuation of Investments

Investment in shares of the Trust and of Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                   NOTES TO FINANCIAL STATEMENTS (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3.  Transactions With Affiliates

JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHMLICO or the Fund.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                   NOTES TO FINANCIAL STATEMENTS (continued)

4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of Outside Trusts at December 31, 2000 were as follows:

Subaccount                                     Shares Owned             Cost                Value
------------------------------------------------------------------------------------------------------
Large Cap Growth                                  2,134,279      $   49,726,695     $    40,309,354
Active Bond                                       9,220,332          89,132,947          87,068,487
International Equity Index                          418,581           7,018,825           6,443,455
Small Cap Growth                                    469,884           7,618,520           6,381,819
Global Balanced                                      18,730             195,343             173,721
Mid Cap Growth                                      940,768          21,821,280          14,676,946
Large Cap Value                                   1,042,527          14,485,880          14,990,188
Money Market                                      2,396,674          23,979,125          23,979,125
Mid Cap Value                                       573,188           7,672,317           8,399,009
Small/Mid Cap Growth                                427,288           6,411,225           5,855,422
Real Estate Equity                                  410,488           5,654,057           5,654,199
Growth & Income                                  16,464,612         264,186,266         233,488,134
Managed                                           7,151,246         101,360,593          98,868,851
Short-Term Bond                                      36,191             357,048             356,968
Small Cap Equity                                    453,079           5,074,119           4,141,822
International Opportunities                         916,359          12,702,732          10,859,971
Equity Index                                      2,839,312          56,110,489          50,096,716
Global Bond                                         109,624           1,123,879           1,139,861
Turner Core Growth                                   21,099             436,949             370,494
Brandes International Equity                         78,208           1,075,621           1,169,206
Frontier Capital
Appreciation                                         29,955             570,395             516,716
Emerging Markets                                110,662,958           1,220,174             741,352
Bond Index                                           27,296             261,716             265,912
Small/Mid Cap CORE                                   57,007             566,872             559,551
High Yield Bond                                     182,888           1,569,793           1,379,867
Clifton Enhanced U.S.
Equity                                                1,427              27,572              23,295
Large Cap Aggressive
Growth                                                  203               2,550               1,934
Fundamental Growth                                    1,059              14,479              13,253
AIM V.I. Value                                          194               6,361               5,292
Fidelity VIP Growth                                      97               4,753               4,228
Fidelity VIP II Contrafund                              275               6,874               6,507
Janus Aspen Global
Technology                                              573               5,404               3,755
Janus Aspen Worldwide
Growth                                                  127               5,380               4,664
MFS New Discovery Series                              1,132              18,610              18,807

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV
                   NOTES TO FINANCIAL STATEMENTS (continued)

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Subaccounts of the Trust and of Outside Trusts during 2000 were as follows:

Subaccount                                         Purchases            Sales
------------------------------------------------------------------------------------
Large Cap Growth                                  $18,258,586        $ 4,179,799
Active Bond                                        21,683,388          8,059,756
International Equity Inde                           1,819,131            600,051
Small Cap Growth                                    4,728,339            363,705
Global Balanced                                        73,877             74,938
Mid Cap Growth                                     15,044,085          4,179,188
Large Cap Value                                     8,324,134          2,404,233
Money Market                                       25,074,870         19,446,917
Mid Cap Value                                       3,589,187            698,784
Small/Mid Cap Growth                                1,603,684          1,094,974
Real Estate Equity                                  1,807,284            703,801
Growth & Income                                    57,305,890         53,160,381
Managed                                            15,768,185         12,350,769
Short-Term Bond                                       168,738             55,151
Small Cap Equity                                    1,883,002            429,250
International Opportunities                        11,983,910          2,604,191
Equity Index                                       46,207,986          2,967,617
Global Bond                                           456,473            195,388
Turner Core Growth                                    260,382             48,624
Brandes International Equity                          707,500             42,497
Frontier Capital Appreciation                         364,918            194,503
Emerging Markets                                    1,122,971            267,846
Bond Index                                            332,405            146,196
Small/Mid Cap CORE                                    504,485              9,875
High Yield Bond                                     1,777,756            273,092
Clifton Enhanced U.S. Equity                           19,876              9,496
Large Cap Aggressive Growth                             2,611                 52
Fundamental Growth                                     14,558                 69
AIM V.I. Value                                          6,455                 83
Fidelity VIP Growth                                     4,825                 65
Fidelity VIP II Contrafund                              6,967                 89
Janus Aspen Global Technology.                          5,776                273
Janus Aspen Worldwide Growth                            5,930                479
MFS New Discovery Series                               18,733                116

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets



Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:



                                             UV VLI Class #1                  UV VLI Class #2               UV MVL Class #3

                                       ---------------------------------------------------------------------------------------------
                                       Accumulation      Accumulation   Accumulation    Accumulation   Accumulation    Accumulation

Subaccount                                Shares         Share Values      Shares       Share Values      Shares       Share Values

------------------------------------------------------------------------------------------------------------------------------------

Large Cap Growth                           301,994           $   71              --           --           47,403         $65.04

Active Bond                                301,994               62         301,994     $  62.65           19,396          26.01

International Equity Index                 301,994               23              --           --           21,835          22.61

Small Cap Growth                                --               --              --           --           84,323          16.94

Global Balanced                                 --               --              --           --            6,978          12.01

Mid Cap Growth                                  --               --              --           --          150,842          22.69

Large Cap Value                                 --               --              --           --           69,602          18.15

Money Market                               301,994               33         301,994        33.36          149,377          19.12

Mid Cap Value                                   --               --              --           --           81,913          17.95

Small/Mid Cap Growth                            --               --              --           --           27,289          21.50

Real Estate Equity                         301,994               29              --           --           20,927          29.12

Growth & Income                            301,994              162         301,994       162.20          134,966          58.85

Managed                                    301,994               46              --           --           52,738          39.43

Short-Term Bond                                 --               --              --           --            5,572          16.94

Small Cap Equity                                --               --              --           --           38,204          11.15

International Opportunities                     --               --              --           --           34,841          13.75

Equity Index                                    --               --              --           --          266,104          20.84

Global Bond                                     --               --              --           --           23,292          13.54

Turner Core Growth                              --               --              --           --            4,834          23.25

Brandes International Equity                    --               --              --           --           19,563          17.87

Frontier Capital Appreciation                   --               --              --           --            2,760          22.59

Emerging Markets Equity                         --               --              --           --           17,441           7.62

Bond Index                                      --               --              --           --            5,016          11.49

Small/Mid Cap CORE                              --               --              --           --            3,381          11.19

High Yield Bond                                 --               --              --           --           31,917           8.95

Clifton Enhanced US Equity                      --               --              --           --            1,965          11.85

Large Cap Aggressive

 Growth                                         --               --              --           --               --             --

Fundamental Growth                              --               --              --           --               --             --

AIM V.I. Value                                  --               --              --           --               --             --

Fidelity VIP Growth                             --               --              --           --               --             --

Fidelity VIP II Contrafund                      --               --              --           --               --             --

Janus Aspen Global

Technology                                      --               --              --           --               --             --

Janus Aspen Worldwide

Growth                                          --               --              --           --               --             --

MFS New Discovery Series                        --               --              --           --               --             --


                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5. Net Assets (continued)





                                         UV Flex Class #4             UV Flex II Class #5               UV FleX Class #9

                                      --------------------------------------------------------------------------------------------

                                      Accumulation   Accumulation   Accumulation   Accumulation    Accumulation     Accumulation

Subaccount                               Shares      Share Values      Shares      Share Values       Shares        Share Values

----------------------------------------------------------------------------------------------------------------------------------


Large Cap Growth                          355,536       $65.04          27,727         $65.04           2,052           $28.09

Active Bond                             1,688,399        26.01          12,973          26.01              --            15.25

International Equity Index                 151,89        22.61          11,943          22.61              --               --

Small Cap Growth                          240,785        16.94          35,289          16.94              --            17.00

Global Balanced                             3,671        12.01           3,495          12.01              --            12.05

Mid Cap Growth                            417,189        22.69          45,217          22.69              --            22.77

Large Cap Value                           681,933        18.15          44,769          18.15              --            18.22

Money Market                              639,493        19.12           9,562          19.12              --            13.91

Mid Cap Value                             325,982        17.95          30,538          17.95              --            18.01

Small/Mid Cap Growth                      225,097        21.50           9,052          21.50              --            21.61

Real Estate Equity                        109,667        29.11           8,662          29.11              --            19.07

Growth & Income                         1,397,476        58.85          72,875          58.85           3,195            26.87

Managed                                 1,120,465        39.43          34,455          39.42              --            20.90

Short-Term Bond                            14,895        13.94           3,097          13.94              --            14.01

Small Cap Equity                          290,429        11.15          26,171          11.15              --            11.19

International Opportunities               711,861        13.75          13,887          13.75           4,650            13.79

Equity Index                            1,994,107        20.84          71,508          20.84              --            20.91

Global Bond                                47,066        13.54           9,112          13.54              --            13.58

Turner Core Growth                         11,094        23.25              --          23.25              --            25.11

Brandes International Equity               34,475        17.87             525          17.87              --            17.72

Frontier Capital Appreciation              14,908        22.59             275          22.59           4,318            24.40

Emerging Markets Equity                    62,103         7.62           7,993           7.62              --             7.62

Bond Index                                 17,515        11.49             279          11.49             131            11.50

Small/Mid Cap CORE                         30,190        11.19           1,187          11.19             619            11.20

High Yield Bond                           119,207         8.95           2,037           8.95             150             8.96

Clifton Enhanced US Equity                     --        11.85              --          11.85              --            15.66

Large Cap Aggressive

 Growth                                        --           --              --             --              --             8.15

Fundamental Growth                             --           --              --             --              --            10.29

AIM V.I. Value                                 --           --              --             --              --             8.43

Fidelity VIP Growth                            --           --              --             --              --             9.00

Fidelity VIP II Contrafund                     --           --              --             --              --             9.64

Janus Aspen Global

Technology                                     --           --              --             --              --             6.75

Janus Aspen Worldwide

Growth                                         --           --              --             --              --             8.33

MFS New Discovery Series                       --           --              --             --              --            10.01


                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5. Net Assets (continued)





                                                   UV Flex Class #7               UV Flex Class #8

                                             --------------------------------------------------------------

                                             Accumulation     Accumulation   Accumulation    AccumulatIon

Subaccount                                      Shares        Share Values      Shares       Share Values

-----------------------------------------------------------------------------------------------------------


Large Cap Growth                                  19,225      $    27.90        15,279       $    28.00

Active Bond                                       16,904           15.14         5,716            15.20

International Equity Index                        16,614           14.38         6,359            14.43

Small Cap Growth                                  13,382           16.92         2,435            16.96

Global Balanced                                      306           12.00            --            12.02

Mid Cap Growth                                    18,928           22.66        13,296            22.72

Large Cap Value                                   16,837           18.13        11,888            18.17

Money Market                                      39,349           13.82        41,887            13.86

Mid Cap Value                                     25,905           17.93           739            17.97

Small/Mid Cap Growth                               5,259           21.47         5,994            21.54

Real Estate Equity                                   994           18.94            --            18.90

Growth & Income                                   76,640           26.69        31,028            26.78

Managed                                           18,772           20.76        11,996            20.83

Short-Term Bond                                    1,913           13.92            --            13.96

Small Cap Equity                                  14,147           11.14         2,300            11.17

International Opportunities                       15,888           13.73         8,391            13.76

Equity Index                                      43,161           20.82        28,088            20.87

Global Bond                                        4,702           13.52            --            13.55

Turner Core Growth                                    --           24.98            --            25.05

Brandes International Equity                         723           17.63        10.258            17.67

Frontier Capital Appreciation                         --           24.46           225            24.34

Emerging Markets Equity                               --            7.63         8,858             7.61

Bond Index                                            --           11.51           194            11.49

Small/Mid Cap CORE                                    --           11.22        14,619            11.19

High Yield Bond                                       --            8.97           829             8.95

Clifton Enhanced US Equity                            --           15.69            --            15.64

Large Cap Aggressive Growth                           --            8.15           238             8.14

Fundamental Growth                                    --           10.30         1,288            10.29

AIM V.I. Value                                        --            8.43           628             8.42

Fidelity VIP Growth                                   --            9.00           470             9.00

Fidelity VIP II Contrafund                            --            9.65           675             9.64

Janus Aspen Global Technology                         --            6.75           556             6.75

Janus Aspen Worldwide Growth                          --            8.33           560             8.33

MFS New Discovery Series                              --           10.02         1,879            10.01


                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES





  This index should help you locate more information about many of the important concepts in this prospectus.



KEY WORD OR PHRASE                                                          Page


Account .................................................................    34

account value ...........................................................     9

Additional Sum Insured ..................................................    16

asset-based risk charge .................................................    10

attained age ............................................................    10

Basic Sum Insured .......................................................    16

beneficiary .............................................................    45

business day ............................................................    34

changing Option A or B ..................................................    19

changing the Total Sum Insured ..........................................    19

charges .................................................................     9

Code ....................................................................    41

contingent deferred sales charge ........................................    10

cost of insurance rates .................................................    10

date of issue ...........................................................    35

death benefit ...........................................................     5

deductions ..............................................................     9

dollar cost averaging ...................................................    15

expenses of the Series Funds ............................................    11

fixed investment option .................................................    35

full surrender ..........................................................    15

funds ...................................................................     2

grace period ............................................................     8

guaranteed death benefit feature ........................................     7

Guaranteed Death Benefit Premium ........................................     7

insurance charge ........................................................    10

insured person ..........................................................     5

investment options ......................................................     1

John Hancock ............................................................    34

lapse ...................................................................     7

loan ....................................................................    15

loan interest ...........................................................    16

maximum premiums ........................................................     6

Minimum Initial Premium .................................................    35

minimum insurance amount ................................................    17

minimum premiums ........................................................     6

modified endowment ......................................................    42

monthly deduction date ..................................................    36

Option A; Option B ......................................................    17

optional benefits charge ................................................    10

optional extra death benefit feature ....................................    17

owner ...................................................................     5

partial withdrawal ......................................................    15

partial withdrawal charge ...............................................    11

payment options .........................................................    20

Planned Premium .........................................................     6

policy anniversary ......................................................    38

policy year .............................................................    36

policy split option rider ...............................................    19

premium; premium payment ................................................     5

premium sales charge ....................................................     9

prospectus ..............................................................     2

receive; receipt ........................................................    22

reinstate; reinstatement ................................................     8

SEC .....................................................................     2

Separate Account UV .....................................................    34

Series Funds ............................................................     2

Servicing Office ........................................................     2

special loan account ....................................................    16

subaccount ..............................................................    34

surrender ...............................................................     5

surrender value .........................................................    15

Target Premium ..........................................................     9

tax considerations ......................................................    41

telephone transactions ..................................................    23

Total Sum Insured .......................................................    16

transfers of account value ..............................................    14

variable investment options .............................................     1

we; us ..................................................................    34

withdrawal ..............................................................    15

withdrawal charge .......................................................    11

you; your ...............................................................     5




                                      188